   As Filed with the Securities and Exchange Commission on April 29, 1998



                                        Registration No. 333-01949
                                        811- 07569


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549


                                  FORM S-6


                        POST-EFFECTIVE AMENDMENT NO. 2
               TO REGISTRATION UNDER THE SECURITIES ACT OF 1933
                   OF SECURITIES OF UNIT INVESTMENT TRUSTS
                          REGISTERED ON FORM N-8B-2

                 VALLEY FORGE LIFE INSURANCE COMPANY VARIABLE
                            LIFE SEPARATE ACCOUNT
                            (Exact name of trust)

                     VALLEY FORGE LIFE INSURANCE COMPANY
                             (Name of depositor)

                             CNA Plaza, 43 South
                           Chicago, Illinois  60685
        (Complete address of depositor's principal executive offices)

                             Corporate Secretary
                        Continental Assurance Company
                             CNA Plaza, 43 South
                           Chicago, Illinois  60685
              (Name and complete address of agent for services)

                                   Copy to:
                            Stephen E. Roth, Esq.

                     Sutherland, Asbill & Brennan, LLP

                        1275 Pennsylvania Avenue, N.W.
                          Washington, DC  20004-2404




It is proposed that this filing will become effective (check appropriate box):

/ / Immediately upon filing pursuant of paragraph (b).

/x/ On May 1, 1998 pursuant to paragraph (b).

/ / 60 days after filing pursuant to paragraph (a)(1).

/ / On (date) pursuant to paragraph (a)(1) of Rule 485.




PURSUANT TO RULE 24f-2 of the Investment company Act of 1940, the Registrant has elected to register an indefinite amount of the securities being offered. Pursuant to rule 24f-(b)(2), the Registrant did not file a Rule 24f-2 notice because it did not sell any securities pursuant to such declaration during the most recent fiscal year.

Securities Being Offered:  Individual Flexible Premium Variable Life Insurance
                                  Policies.

                  VALLEY FORGE LIFE INSURANCE COMPANY VARIABLE

                             LIFE SEPARATE ACCOUNT

                      VALLEY FORGE LIFE INSURANCE COMPANY

                Cross Reference to Items Required by Form N-8B-2

N-8B-2 ITEM     CAPTION IN PROSPECTUS
-----------     ---------------------

1               Cover Page
2               Cover Page
3               Not Applicable
4               Sale of the Policies
5               The Variable Account
6               The Variable Account
7               Not Applicable
8               Not Applicable
9               Legal Matters
10              Summary and Diagram of the Policy; The Policy;
                Withdrawal Privilege; Surrender Privilege; Transfers
                of Policy Values; Premium Payments; Net Premium
                Allocations; Voting Privileges; Modification of the
                Policy
11              The Funds
12              The Funds
13              Charges and Deductions
14              Purchasing a Policy
15              Premium Payments; Net Premium Allocations
16              Net Premium Allocations; Variable Policy Value;
                The Funds
17              Withdrawal Privileged; Surrender Privilege
18              The Variable Account
19              Reports to Owners
20              Other Policy Benefits and Provisions
21              Policy Loans
22              Not Applicable
23              Not Applicable
24              Not Applicable
25              The Company; Other Information About the Policies and
                the Company
26              Chargers and Deductions
27              The Company; Other Information About the Policies and
                the Company
28              The Company Directors and Executive Officers
29              The Company
30              Not Applicable
31              Not Applicable
32              Not Applicable
33              Not Applicable
34              Not Applicable
35              The Variable Account

36                         Not Applicable
37                         Not Applicable
38                         Sale of the Policies
39                         Sale of the Policies
40                         Sale of the Policies
41                         Sale of the Policies
42                         Not Applicable
43                         Not Applicable
44                         Variable Policy Value
45                         Not Applicable
46                         Variable Policy Value
47                         The Variable Account; The Funds
48                         The Company
49                         Not Applicable
50                         Not Applicable
51                         The Policy; Other Policy Benefits and Provisions
52                         The Variable Account
53                         Tax Considerations
54                         Not Applicable
55                         Illustrations of Policy Values, Surrender Values,
                           Death Benefits and Accumulated Premium Payments
56                         Not Applicable
57                         Not Applicable
58                         Not Applicable
59                         Financial Statements

PROSPECTUS

                    INDIVIDUAL FLEXIBLE PREMIUM VARIABLE AND
                          FIXED LIFE INSURANCE POLICY
                                   ISSUED BY
                    VALLEY FORGE LIFE INSURANCE COMPANY AND
               VALLEY FORGE LIFE INSURANCE COMPANY VARIABLE LIFE
                                SEPARATE ACCOUNT
                            ------------------------

     This prospectus describes an individual flexible premium variable and fixed life insurance policy (the "Policy") offered by Valley Forge Life Insurance Company (the "Company" or "VFL"). The Policy is designed to provide insurance protection on the life of the Insured named in the Policy, and at the same time provide the Owner with the flexibility to vary the amount and timing of premium payments and, within certain limits, to change the amount of Death Benefits payable under the Policy. This flexibility permits the Owner to provide for changing insurance needs with a single insurance policy.

     The Owner may, within limits, allocate Net Premium Payments and Policy Value to one or more Subaccounts of the Valley Forge Life Insurance Company Variable Life Separate Account (the "Variable Account") and the Company's general account (the "Fixed Account"). Discussions of values under the Policy in this prospectus generally relate only to the values allocated to the Variable Account. The assets of each Subaccount of the Variable Account are invested in a corresponding investment portfolio (each, a "Fund") of The Alger American Fund, Federated Insurance Series, MFS Variable Insurance Trust, SoGen Variable Funds, Inc., Van Eck Worldwide Insurance Trust and Fidelity Variable Insurance Products Fund and Variable Insurance Products Fund II.

     The prospectuses for the Funds describe the investment objectives and risks of investing in the Subaccount corresponding to each. The Owner bears the entire investment risk for Policy Value allocated to a Subaccount. Consequently, except as to Policy Value allocated to the Fixed Account, the Policy has no guaranteed minimum Policy Value.

     It may not be advantageous to replace existing insurance with this Policy. Within certain limits, you may return the Policy, or convert it to a Policy that provides benefits that do not vary with the investment results of the Variable Account by exercising the Special Transfer Right.

     PLEASE READ THIS PROSPECTUS AND THE PROSPECTUS FOR THE FUNDS CAREFULLY AND RETAIN BOTH FOR FUTURE REFERENCE. THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY THE CURRENT PROSPECTUSES FOR THE FUNDS.
                            ------------------------

     AN INVESTMENT IN THE POLICY IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR IS THE POLICY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE POLICY INVOLVES CERTAIN RISKS, INCLUDING THE LOSS RISK OF PREMIUM PAYMENTS (PRINCIPAL).
                            ------------------------

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------


                                  May 1, 1998

                           -------------------------

                            THIS PAGE INTENTIONALLY

                                   LEFT BLANK

                           -------------------------

                               TABLE OF CONTENTS


DEFINITIONS.................................................    1
SUMMARY AND DIAGRAM OF THE POLICY...........................    4
FUND EXPENSES...............................................    8
  Fee Table Annual Fund Expenses............................    8
GENERAL INFORMATION ABOUT THE COMPANY, THE VARIABLE ACCOUNT
  AND THE FUNDS.............................................   10
  The Company...............................................   10
  The Variable Account......................................   10
  The Funds.................................................   11
THE POLICY..................................................   14
  Purchasing a Policy.......................................   14
  Cancellation Privilege....................................   14
  Premium Payments..........................................   14
  Net Premium Allocations...................................   15
  Policy Lapse and Reinstatement............................   15
  Variable Policy Value.....................................   16
  Fixed Policy Value........................................   17
  Transfers of Policy Values................................   18
  Surrender Privilege.......................................   19
  Withdrawal Privilege......................................   19
  Policy Loans..............................................   20
  Maturity Benefits.........................................   21
  Death Benefit Proceeds....................................   21
  Settlement Options........................................   23
  Telephone Transaction Privileges..........................   25
THE FIXED ACCOUNT...........................................   25
  The Fixed Account.........................................   25
  Interest Credited on Fixed Policy Value...................   25
CHARGES AND DEDUCTIONS......................................   26
  Sales Charges.............................................   26
  Premium Tax Charge........................................   26
  Federal Tax Charge........................................   26
  Surrender Charge..........................................   26
  Other Taxes...............................................   28
  Monthly Deduction.........................................   28
  Daily Mortality and Expense Risk Charge...................   29
  Transfer Processing Fee...................................   30
  Fund Expenses.............................................   30
OTHER POLICY BENEFITS AND PROVISIONS........................   30
  Ownership.................................................   30
  The Company's Right to Contest the Policy.................   31
  Suicide Exclusion.........................................   31
  Misstatement of Age or Sex................................   31
  Modification of the Policy................................   31
  Suspension or Delay in Payments...........................   32
  Reports to Owners.........................................   32
  Supplemental Benefits and/or Riders.......................   32
TAX CONSIDERATIONS..........................................   33
  Tax Status of the Policies................................   33
  Tax Treatment of Policy Benefits..........................   34

OTHER INFORMATION ABOUT THE POLICIES AND THE COMPANY........   36
  Sale of the Policies......................................   36
  Voting Privileges.........................................   36
  Directors and Executive Officers..........................   37
  Company Holidays..........................................   38
  State Regulation..........................................   38
  Impact of Year 2000 on VFL................................   38
  Additional Information....................................   39
  Experts...................................................   39
  Legal Matters.............................................   39
  Independent Auditor's Report..............................   40
FINANCIAL STATEMENTS........................................   41
ILLUSTRATIONS OF POLICY VALUES, SURRENDER VALUES, DEATH
  BENEFITS AND ACCUMULATED PREMIUM PAYMENTS
Appendix....................................................  A-1


     THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF THE FUNDS, OR THE STATEMENT OF ADDITIONAL INFORMATION OF THE FUNDS.

                                  DEFINITIONS

     ATTAINED AGE -- The Insured's age as of the nearest birthday on the Policy Effective Date, plus the number of complete Policy Years since the Policy Effective Date.

     BENEFICIARY -- The person(s) to whom the Death Benefit Proceeds are paid upon the death of the Insured. The Owner may designate primary, contingent, and irrevocable Beneficiaries.

     CANCELLATION PERIOD -- The period shown in the Policy during which the Owner may cancel the Policy for a refund by returning it to the Company.

     CASH VALUE -- Policy Value minus any applicable Surrender Charge.

     CODE -- The Internal Revenue Code of 1986, as amended.

     CONTINGENT BENEFICIARY -- The person(s) to whom the Death Benefit Proceeds are paid upon the death of the Insured if the primary Beneficiary (or Beneficiaries) is not living.

     DEATH BENEFIT -- The amount payable to the Beneficiary under a Death Benefit Option before adjustments if the Insured dies while the Policy is in force before the Maturity Date.

     DEATH BENEFIT OPTION -- One of two options that an Owner may select for the computation of the Death Benefit Proceeds.

     DEATH BENEFIT PROCEEDS -- The total amount payable to the Beneficiary if the Insured dies while the Policy is in force before the Maturity Date.

     DUE PROOF OF DEATH -- Proof of death satisfactory to the Company. Due Proof of Death may consist of the following: (a) a certified copy of the death record;
(b) a certified copy of a court decree reciting a finding of death; or (c) any other proof satisfactory to the Company.

     FIXED ACCOUNT -- Part of the Company's General Account to which Policy Value may be transferred or Net Premium Payments may be allocated under a Policy.

     FIXED POLICY VALUE -- The Policy Value in the Fixed Account.

     FUND -- Any open-end management investment company or investment portfolio thereof, or unit investment trust or series thereof, in which a Subaccount invests.

     GENERAL ACCOUNT -- The assets of the Company other than those allocated to the Variable Account or any other separate account of the Company.

     GRACE PERIOD -- A 61-day period during which an Owner may make premium payments to cover the overdue (and other specified) monthly deductions and thereby prevent the Policy from Lapsing.

     GUIDELINE ANNUAL PREMIUM -- The "guideline annual premium" as defined in applicable regulations under the Investment Company Act of 1940, as amended.

     INITIAL SPECIFIED AMOUNT -- The Specified Amount on the Policy Effective Date.

     INSURED -- The person whose life is insured by the Policy.

     ISSUE AGE -- The Insured's age as of the nearest birthday on the Policy Effective Date.

     LAPSE -- Termination of the Policy at the expiration of the Grace Period while the Insured is still living before the Maturity Date.

     LOAN ACCOUNT -- A portion of the Company's General Account to which Variable Policy Value or Fixed Policy Value is transferred to provide collateral for any loan taken under the Policy.

     LOAN ACCOUNT VALUE -- The Policy Value in the Loan Account.

     LOAN AMOUNT -- At any time other than a Policy Anniversary, the Loan Account Value plus any interest charges accrued on the Loan Account Value up to that time. On a Policy Anniversary, the Loan Amount equals the Loan Account Value.

     MATURITY DATE -- The date shown in the Policy on which the Owner is paid the Surrender Value, if any, provided the Insured is still living while the Policy is in force. It is the Policy Anniversary nearest the Insured's 95th birthday.

     MINIMUM INITIAL PREMIUM PAYMENT -- The amount shown in the Policy that the Owner must pay before coverage becomes effective under the Policy.

     MINIMUM MONTHLY PREMIUM PAYMENT -- The minimum amount of monthly premium payments (or the equivalent) that an Owner must make in order for the Lapse Prevention Guarantee to remain in effect.

     MONTHLY ANNIVERSARY DAY -- The same day as the Policy Effective Date for each succeeding month.

     NET AMOUNT AT RISK -- As of any Monthly Anniversary Day, the Death Benefit under the Policy (discounted for the upcoming month) less the Policy Value (before the deduction of the monthly policy fee, monthly first-year issue fee and the cost of additional benefits provided by rider).

     NET ASSET VALUE PER SHARE -- The value per share of any Fund on any Valuation Day. The method of computing the Net Asset Value is described in the prospectuses for the Funds.

     NET PREMIUM PAYMENT -- Any premium payment less any premium tax charge, deferred acquisition cost tax charge, and sales charge deducted from the premium payment.

     OWNER -- The person or persons who owns (or own) the Policy and who is
(are) entitled to exercise all rights and privileges provided in the Policy. The maximum number of joint Owners is two. References in this prospectus to an action by the "Owner" mean, in the case of joint Owners, both Owners acting jointly.

     PLANNED PERIODIC PREMIUM PAYMENT -- The premium payment selected by the Owner as a level amount that he or she (or they) plans to pay on a monthly, quarterly, semi-annual or annual basis over the life of the Policy.

     POLICY ANNIVERSARY -- The same date in each Policy Year as the Policy Effective Date.

     POLICY EFFECTIVE DATE -- The date shown in the Policy from which Policy Years and various other periods described in this prospectus are measured. The Policy Effective Date is never the 29th, 30th or 31st of a month.

     POLICY VALUE -- The sum of the Variable Policy Value, the Fixed Policy Value, and the Loan Account Value.

     POLICY YEAR -- A twelve-month period beginning on the Policy Effective Date or on a Policy Anniversary.

     SEC -- The U.S. Securities and Exchange Commission.


     SERVICE CENTER -- The offices of the Company's administrative department, at PO Box 305139, Nashville, Tennessee 37270-5139 (1-800-262-1755).


     SETTLEMENT OPTION -- The manner in which an Owner or Beneficiary (or Contingent Beneficiary) elects to receive the amount of any surrender or withdrawal or the Death Benefit Proceeds.

     SETTLEMENT PAYMENT -- Payments made by the Company under a Settlement
Option.

     SPECIFIED AMOUNT -- A dollar amount selected by the Owner and shown in the Policy that is used to determine the Death Benefit.

     SUBACCOUNT -- A subdivision of the Variable Account, the assets of which are invested in a corresponding Fund.

     SUBACCOUNT VALUE -- The Policy Value in a Subaccount.

     SURRENDER VALUE -- The Cash Value minus any Loan Amount.

     TARGET PREMIUM PAYMENT -- An amount of premium payments, computed separately for each increment of Specified Amount under a Policy, used to compute sales charges and sales surrender charges.

     THE COMPANY -- Valley Forge Life Insurance Company.

     UNIT -- A unit of measurement used to calculate Variable Policy Value.

     VALUATION DAY -- For each Subaccount, each day on which the New York Stock Exchange is open for business except for certain holidays listed in this prospectus and days that a Subaccount's corresponding Fund does not value its shares.

     VALUATION PERIOD -- The period that starts at the close of regular trading on the New York Stock Exchange on any valuation day and ends at the close of regular trading on the next succeeding Valuation Day.

     VARIABLE ACCOUNT -- Valley Forge Life Insurance Company Variable Life Separate Account.

     VARIABLE POLICY VALUE -- The sum of all Subaccount Values.

     WRITTEN NOTICE -- A written notice or request in a form satisfactory to the Company that is signed by the Owner and received at the Service Center.

                       SUMMARY AND DIAGRAM OF THE POLICY

     The following summary of prospectus information and diagram of the Policy should be read in conjunction with the detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Insured is alive, the Policy is in force and there is no outstanding Loan Amount.

     The Policy is similar in many ways to a fixed-benefit life insurance policy. As with a fixed-benefit life insurance policy, the Owner of a Policy makes premium payments in return for insurance coverage on the person insured. Also, like many fixed-benefit life insurance policies, the Policy provides for accumulation of Net Premiums and a Surrender Value which is payable if the Policy is surrendered during the Insured's lifetime. As with many fixed-benefit life insurance policies, the Surrender Value during the early Policy Years is likely to be substantially lower than the aggregate premium payments made.

     However, the Policy differs from a fixed-benefit life insurance policy in several important respects. Unlike a fixed-benefit life insurance policy, under the Policy, the Death Benefit may and the Policy Value will increase or decrease to reflect the investment performance of any Subaccounts to which Policy Value is allocated. Also, unless the entire Policy Value is allocated to the Fixed Account, there is no guaranteed minimum Surrender Value. If Policy Value is insufficient to pay charges due, then, after a grace period, the Policy will Lapse without value. (See "Policy Lapse and Reinstatement.") However, the Company guarantees that the Policy will remain in force during the first five Policy Years as long as certain requirements related to the Minimum Monthly Premium Payment have been met. (See "Policy Lapse and Reinstatement.") If a Policy Lapses while loans are outstanding, certain amounts may become subject to income tax and a 10% penalty tax. (See "TAX CONSIDERATIONS.")

     The most important features of the Policy, such as charges and deductions, Policy Value benefits, Death Benefits, and calculation of Policy values, are summarized in the diagram on the following pages.

     PURPOSE OF THE POLICY. The Policy is designed to provide lifetime insurance benefits and long-term investment of Policy Value. A prospective Owner should evaluate the Policy in conjunction with other insurance coverage that he or she may have, as well as their need for insurance and the Policy's long-term investment potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of Policy illustrations (see below).

     POLICY BENEFITS. Two Death Benefit options are available under the Policy: a level Death Benefit ("Option 1") and a Death Benefit that may increase or decrease ("Option 2"). The Company guarantees that the Death Benefit Proceeds will never be less than the Specified Amount (less any outstanding Loan Amount and past due charges) as long as sufficient premiums payments are made to keep the Policy in force. The Policy provides for a Surrender Value that an Owner may obtain by surrendering the Policy. The Policy also permits loans and withdrawals, within limits.

     ILLUSTRATIONS. Illustrations in this prospectus or used in connection with the purchase of a Policy are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only and should not be considered a representation of past or future performance. Actual rates of return may be higher or lower than those reflected in Policy illustrations, and therefore, actual Policy values will be different from those illustrated.

     TAX CONSIDERATIONS. The Company intends for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Code. A Policy may be a "modified endowment contract" under federal tax law depending upon the amount of premium payments made in relation to the Death Benefit provided under the Policy. The Company will monitor Policies and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a modified endowment contract. For further discussion of the tax status of a Policy and the tax consequences of being treated as a life insurance contract or a modified endowment contract, see "TAX CONSIDERATIONS."

     CANCELLATION PRIVILEGE AND SPECIAL TRANSFER RIGHT. For a limited time after the Policy is issued, the Owner may cancel the Policy and receive a refund. (See "Cancellation Privilege.") In certain states, until the end of this "Cancellation Period," the Company will allocate Net Premium Payments to the Subaccount investing in the Prime Money Market Fund (the "Money Market Subaccount"). (See "Net Premium Allocations.") At any time within 24 Policy Months after the date that coverage begins under the Policy, the Owner may transfer the entire Variable Policy Value to the Fixed Account without payment of any transfer fee and without the transfer counting as one of the 12 transfers per Policy Year that may be made without incurring a transfer fee. (See "Special Transfer Privilege.")


     OWNER INQUIRIES. If you have any questions, you may write or call the Company's Service Center at P.O. Box 305139, Nashville, Tennessee 37230-5139, 1-800-262-1753.

                               CNA Payment Charts

                              CNA POLICY CHARTS

                                 FUND EXPENSES

     The value of the net assets of each Subaccount reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Subaccount invests. See the prospectus for the Funds.

                         FEE TABLE ANNUAL FUND EXPENSES
                  (AS A PERCENTAGE OF FUND AVERAGE NET ASSETS)




--------------------------------------------------------------------------------------------------
                                                          MANAGEMENT
                                                          (ADVISORY)      OTHER       TOTAL ANNUAL
                                                             FEES        EXPENSES       EXPENSES
--------------------------------------------------------------------------------------------------
INSURANCE SERIES:
  Federated High Income Bond Fund II....................    0.51%         0.29%          0.80%[1]
  Federated Prime Money Fund II.........................    0.30%         0.50%          0.80%[1]
  Federated Utility Fund II.............................    0.48%         0.37%          0.85%[1]
VARIABLE INSURANCE PRODUCTS FUND (VIP) AND
VARIABLE INSURANCE PRODUCTS FUND II (VIP II):
  Fidelity VIP Equity-Income Portfolio..................    0.50%         0.08%          0.58%[2]
  Fidelity VIP II Asset Manager Portfolio...............    0.55%         0.10%          0.65%[2]
  Fidelity VIP II Contrafund Portfolio..................    0.60%         0.11%          0.71%[2]
  Fidelity VIP II Index 500 Portfolio...................    0.24%         0.04%          0.28%[2]
THE ALGER AMERICAN FUND:
  Alger American Growth Portfolio.......................    0.75%         0.04%          0.79%
  Alger American MidCap Growth Portfolio................    0.80%         0.04%          0.84%
  Alger American Small Capitalization Portfolio.........    0.85%         0.03%          0.89%
MFS VARIABLE INSURANCE TRUST:
  MFS Emerging Growth Series............................    0.75%         0.15%          0.90%[4]
  MFS Growth With Income Series.........................    0.75%         0.25%          1.00%[4][5]
  MFS Limited Maturity Series...........................    0.55%         0.45%          1.00%[4][5]
  MFS Research Series...................................    0.75%         0.17%          0.92%[4]
  MFS Total Return Series...............................    0.75%         0.60%          1.35%[4][5]
SOGEN VARIABLE FUNDS, INC.:
  SoGen Overseas Variable Fund..........................    0.75%         1.25%          2.00%[6]
VAN ECK WORLDWIDE INSURANCE TRUST:
  Van Eck Worldwide Emerging Markets Fund...............    0.80%         0.00%          0.80%[7]
  Van Eck Worldwide Hard Assets Fund....................    1.00%         0.17%          1.17%[8]
--------------------------------------------------------------------------------------------------



[1] Federated Advisers has voluntarily agreed to waive a portion of its management fee with respect to these funds. Absent this waiver, the management fee would have been .60%, .50%, and .75% for the Federated High Income Bond Fund II, Federated Prime Money Fund II and Federated Utility Fund II, respectively and total annual expenses would have been 0.89%, 1.00% and 1.12% for the Federated High Income Bond Fund II, Federated Prime Money Fund II and Federated Utility Fund II, respectively.



[2] A portion of the brokerage commissions that these funds pay was used to reduce fund expenses. In addition, these funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been .57%, .64% and .68% for the Equity-Income, Asset Manager and Contrafund portfolios, respectively.



[3] Fidelity Management and Research Company has agreed to reimburse a portion of this fund's expenses during the period. Absent this reimbursement, the fund's management fee would have been .27% and its total annual expenses would have been .40%.



[4] Each of these funds has an expense offset arrangement which reduces its custodian fee based upon the amount of cash it maintains with its custodian and dividend disbursing agent, and may enter into such arrangements and directed brokerage arrangements (which would also have the effect of reducing its expenses). Any such fee reductions are not reflected under "Other Expenses".



[5] Massachusetts Financial Services Company has agreed to bear expenses for these funds, subject to reimbursement by each fund, such that each fund's "Other Expenses" shall not exceed the following percentages of the average daily net assets of the series during the current fiscal year: .45% for the Limited Maturity Series and .25% for each of the Emerging Growth Series and Total Return Series. Absent this arrangement, actual other expenses would have been .35%, 5.65%, and .27% and total operating expenses would have been 1.10%, 6.20% and 1.02% for the Growth With Income Series, Limited Maturity Series, and Total Return Series, respectively.



[6] The annualized ratios of operating expenses to average net assets for the period ended December 31, 1997 would have been 16.07% without the effect of earnings credits, and the investment advisory fee waiver and expense reimbursement provided by the advisor.



[7] For the period January 1, 1997 to January 10, 1997, Van Eck Associates
    Corporation agreed to waive its management fees and assume all expenses of the Fund except interest, taxes, brokerage commissions and extraordinary expenses. For the period January 11, 1997 to February 4, 1997, the Adviser agreed to waive expenses exceeding 1% of average daily net assets. Absent this waiver and reimbursement, management fees, other expenses and total annual expenses would have been 1.00%, 0.34%, and 1.34%, respectively. The fund has a fee arrangement, based on cash balances left on deposit with the custodian, which reduces the funds operating expenses.



[8] The fund directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. Absent this arrangement, management fees, other expenses, and total annual expenses would have been 1.00%, 0.18% and 1.18%, respectively.



     Taxes on purchase payments, generally ranging from 0% to 3.5% of purchase payments, may be applicable, depending upon the laws of various jurisdictions.



     The above tables are intended to assist the Owner in understanding the costs and expenses that he or she will bear directly or indirectly. The table reflects the anticipated expenses of the Variable Account and reflect the actual expenses for each Fund for the year ended December 31, 1997. Expenses for these Funds are estimates and are not based on past experience. For a more complete description of the various costs and expenses, see "CONTRACT CHARGES AND FEES" and the prospectuses for each Fund.

                     GENERAL INFORMATION ABOUT THE COMPANY,
                       THE VARIABLE ACCOUNT AND THE FUNDS

THE COMPANY


     The Company is a life insurance company organized under the laws of the Commonwealth of Pennsylvania in 1956 and is authorized to transact business in the District of Columbia, Puerto Rico, Guam and all states except New York. The Company's home office is located at 401 Penn St., Reading, Pennsylvania 19601, and its executive office is located at CNA Plaza, Chicago, Illinois 60685. The Company is a wholly-owned subsidiary of Continental Assurance Company ("Assurance"), a life insurance company which, as of December 31, 1997, had consolidated assets of approximately $14.7 billion. Subject to a coinsurance pooling agreement (a type of reinsurance arrangement) with Assurance, the Company assumes all insurance risks under the Policies, and the Company's assets, which as of December 31, 1997 exceeded $2.3 billion, support the benefits under the Policies. See "Other Information About The Policies And The Company," for more detail regarding the Company.


THE VARIABLE ACCOUNT

     The Variable Account is a separate investment account of the Company established under Pennsylvania law on October 18, 1995. The Company owns the assets of the Variable Account. These assets are held separate from the Company's general account and its other accounts. That portion of the Variable Account's assets that is equal to the reserves and other Policy liabilities of the Variable Account is not chargeable with liabilities arising out of any other business the Company may conduct. If the assets exceed the required reserves and other Policy liabilities, the Company may transfer the excess to the Company's general account. The Variable Account's assets will at all times equal or exceed the sum of the Subaccount Values of all policies funded by the Variable Account.

     The Variable Account is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust and meets the definition of a "separate account" under the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or the Company. The Variable Account also is governed by the laws of Pennsylvania, the Company's state of domicile, and may also be governed by laws of other states in which the Company does business.

     The Variable Account has 18 Subaccounts, each of which invests in shares of a corresponding Fund. Income, gains and losses, realized or unrealized, from assets allocated to a Subaccount are credited to or charged against that Subaccount without regard to other income, gains or losses of the Company.

     Where permitted by applicable law, the Company may make the following changes to the Variable Account:

          1. Any changes required by the 1940 Act or other applicable law or regulation;

          2. Combine separate accounts, including the Variable Account;

          3. Add new subaccounts to or remove existing subaccounts from the Variable Account or combine Subaccounts;

          4. Make Subaccounts (including new subaccounts) available to such classes of Policies as the Company may determine;

          5. Add new Funds or remove existing Funds;

          6. Substitute new Funds for any existing Fund if shares of the Fund are no longer available for investment or if the Company determines that investment in a Fund is no longer appropriate in light of the purposes of the Variable Account;

          7. Deregister the Variable Account under the 1940 Act if such registration is no longer required; and

          8. Operate the Variable Account as a management investment company under the 1940 Act or as any other form permitted by law.

No such changes will be made without any necessary approval of the SEC and applicable state insurance departments. Owners will be notified of any changes.

THE FUNDS

     Each Subaccount invests in a corresponding Fund. Each of the Funds is either an open-end diversified management investment company or a separate investment portfolio of such a company and is managed by a registered investment adviser. The Funds as well as a brief description of their investment objectives are provided below.

     FEDERATED INSURANCE SERIES

     The Federated High Income Bond Fund II, Federated Prime Money Fund II and Federated Utility Fund II Subaccounts each invest in shares of corresponding Funds (i.e., investment portfolios) of Federated Insurance Series ("IS"). IS issues five "series" or classes of shares, each of which represents an interest in a Fund of IS. Three of these series of shares are available as investment options under the Contracts. The investment objectives of these Funds are set forth below.

          FEDERATED HIGH INCOME BOND FUND II. This Fund invests primarily in lower-rated fixed-income securities that seek to achieve high current income.

          FEDERATED PRIME MONEY FUND II. This Fund invests in money market instruments maturing in thirteen months or less to achieve current income consistent with stability of principal and liquidity.

          FEDERATED UTILITY FUND II. This Fund invests in equity and debt securities of utility companies to achieve high current income and moderate capital appreciation.

     IS is advised by Federated Advisers.

     VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II

     The Equity-Income Subaccount invests in shares of a corresponding Fund (i.e., investment portfolios) of Variable Insurance Products Fund ("VIP Fund"). VIP Fund issues five "series" or classes of shares, each of which represents an interest in a Fund of VIP Fund. One of these series of shares is available as an investment option under the Contracts. Asset Manager, Contrafund, and Index 500 Subaccounts each invest in shares of corresponding Funds (i.e., investment portfolios) of Variable Insurance Products Fund II ("VIP Fund II"). VIP Fund II issues five "series" or classes of shares, each of which represents an interest in a Fund of VIP Fund II. Three of these series of shares are available as investment options under the Policies. The investment objectives of these Funds are set forth below.

          ASSET MANAGER PORTFOLIO. This Fund seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.

          CONTRAFUND PORTFOLIO. This Fund seeks capital appreciation over the long-term by investing in companies that are undervalued or out-of-favor.

          EQUITY-INCOME PORTFOLIO. This Fund seeks current income by investing primarily in income producing equity securities. In choosing these securities, the Fund also considers the potential for capital appreciation.

          INDEX 500 PORTFOLIO. This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Index of 500 Common Stocks.

     VIP Fund and VIP Fund II are each advised by Fidelity Management & Research Company.

     THE ALGER AMERICAN FUND

     Alger American Growth, Alger American MidCap Growth and Alger American Small Capitalization Subaccounts each invest in shares of corresponding Funds (i.e., investment portfolios) of The Alger American Fund ("AAF"). AAF issues six "series" or classes of shares, each of which represents an interest in a Fund of AAF. Three of these series of shares are available as investment options under the Policies. The investment objectives of these Funds are set forth below.

          ALGER AMERICAN GROWTH PORTFOLIO. This Fund seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of $1 billion or greater.

          ALGER AMERICAN MIDCAP GROWTH PORTFOLIO. This Fund seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization between $750 million and $3.5 billion.

          ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO. This Fund seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of less than $1 billion.

     AAF is advised by Fred Alger Management, Inc.

     MFS VARIABLE INSURANCE TRUST

     The MFS Emerging Growth, MFS Growth with Income, MFS Limited Maturity, MFS Research and MFS Total Return Subaccounts each invest in shares of corresponding Funds (i.e., investment portfolios) of MFS Variable Insurance Trust ("MFSVIT"). MFSVIT issues 12 "series" or classes of shares, each of which represents an interest in a Fund of MFSVIT. Five of these series of shares are available as investment options under the Policies. The investment objectives of these Funds are set forth below.

          MFS EMERGING GROWTH SERIES. This Fund seeks to obtain long-term growth of capital by investing primarily in common stocks of small and medium-sized companies that are early in their life cycle but which have the potential to become major enterprises.

          MFS GROWTH WITH INCOME SERIES. This Fund seeks to provide reasonable current income and long-term growth of capital and income.

          MFS LIMITED MATURITY SERIES. This Fund seeks to provide as high a level of current income as is believed to be consistent with prudent investment risk, with capital protection as a secondary objective.

          MFS RESEARCH SERIES. This Fund seeks to provide long-term growth of capital and future income.

          MFS TOTAL RETURN SERIES. This Fund seeks primarily to provide above-average income consistent with prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income.

     MFSVIT is advised by Massachusetts Financial Services Company.

     SOGEN VARIABLE FUNDS, INC.


     The SoGen Overseas Variable Fund invests in shares of a corresponding Fund (i.e., investment portfolio) of SoGen Variable Funds, Inc. ("SGVF"). SGVF issues one "series" or class of shares, which represents an interest in a Fund of SGVF. This series of shares is available as an investment option under the Policies. The investment objective of this Fund is set forth below.



          SOGEN OVERSEAS VARIABLE FUNDS. This Fund seeks long-term growth of capital by investing primarily in securities of small and medium size non-U.S. companies.


     SGVF is advised by Societe Generale Asset Management Corp.

     VAN ECK WORLDWIDE INSURANCE TRUST

     The Worldwide Emerging Markets and Worldwide Hard Assets Subaccounts each invest in shares of corresponding Funds (i.e., investment portfolios) of Van Eck Worldwide Insurance Trust ("VEWIT"). VEWIT issues five "series" or classes of shares, each of which represents an interest in a Fund of VEWIT. Two of these series of shares are available as investment options under the Policies. The investment objectives of these Funds are set forth below.

          WORLDWIDE EMERGING MARKETS FUND. This Fund seeks capital appreciation by investing primarily in equity securities in emerging markets around the world.

          WORLDWIDE HARD ASSETS FUND. This Fund seeks long-term capital appreciation by investing globally, primarily in securities of companies engaged directly or indirectly in the exploration, development, production and distribution of one or more of the following sectors: precious metals, ferrous and non-ferrous metals, oil and gas, forest products, real estate and other basic non-agricultural commodities.

     VEWIT is advised by Van Eck Associates Corporation.

NO ONE CAN ASSURE THAT ANY FUND WILL ACHIEVE ITS STATED OBJECTIVES AND POLICIES.

     More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectus for each Fund that accompanies this prospectus and the current Statement of Additional Information for the Funds. The Funds' prospectus should be read carefully before any decision is made concerning the allocation of premium payments or transfers among the Subaccounts.

     Not all of the Funds described in the prospectuses for the Funds are available with the Contract. Moreover, the Company cannot guarantee that each Fund will always be available for its variable annuity contracts, but in the unlikely event that a Fund is not available, the Company will take reasonable steps to secure the availability of a comparable fund. Shares of each Fund are purchased and redeemed at net asset value, without a sales charge.

     The Company has entered into agreements with the investment advisers of several of the Funds pursuant to which each such investment adviser will pay the Company a servicing fee based upon an annual percentage of the average aggregate net assets invested by the Company on behalf of the Variable Account. These agreements reflect administrative services provided to the Funds by the Company. Payments of such amounts by an adviser will not increase the fees paid by the Funds or their shareholders.

     Shares of the Funds are sold to separate accounts of insurance companies that are not affiliated with the Company or each other, a practice known as "shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners, whose Policy Values are allocated to the Variable Account, and of owners of other policies whose policy values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of the Funds may also be sold to certain pension and retirement plans qualifying under
Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other policies (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, the Company will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

                                   THE POLICY

PURCHASING A POLICY

     To purchase a Policy, a prospective Owner must submit a completed application and the Minimum Initial Premium Payment through a licensed agent of the Company who is also a registered representative of broker-dealer having a selling agreement with CNA Investor Services, Inc. ("CNA/ISI"), the principal underwriter of the Policies. The Company requires satisfactory evidence of the Insured's insurability, which may include a medical examination of the Insured. Generally, the Company issues Policies covering Insureds up to age 75 if evidence of insurability satisfies the Company's underwriting criteria. Acceptance of an application is subject to the Company's underwriting criteria, and the Company reserves the right to reject an application for any reason.

     Insurance coverage under a Policy begins on the later of the Policy Effective Date or the date that the Company receives the Minimum Initial Premium Payment. Generally the Company establishes the Policy Effective Date (shown on the Policy) after it completes the underwriting process and accepts the application. Where the Minimum Initial Premium Payment is received by the Company after the Policy Effective Date, coverage under the Policy is conditioned upon the Insured's state of health being the same as that described in the application.

     With the Company's prior approval, in order to obtain a lower Issue Age, an Owner may "backdate" a Policy by electing a Policy Effective Date up to six months prior to the date of the original application. A lower Issue Age for the Insured generally results in slightly more favorable cost of insurance rates. Charges for the monthly deduction for the backdated period are deducted as of the Policy Effective Date.

     Insurance coverage under the Policy terminates upon the first to occur of the following events: (1) the Insured dies, (2) the Owner surrenders the Policy,
(3) the Policy reaches the Maturity Date, or (4) the Policy Lapses.

CANCELLATION PRIVILEGE

     An Owner may cancel a Policy for a refund during the Cancellation Period by returning it to the Service Center or to the sales representative who sold it along with a Written Notice requesting cancellation. The Cancellation Period is determined by the law of the state in which the Owner resides or in which the application is signed and is shown on the Policy. In most states it expires at the latest of (1) ten days after the Owner first receives the Policy, (2) 45 days after the Owner signs the application, or (3) 10 days after the Company mails or delivers a notice of the Owners withdrawal rights. Return of the Policy by mail is effective upon receipt at the Service Center. When cancelled, the Policy is treated as if it had never been issued. Within seven calendar days after receiving the returned Policy, the Company will refund an amount equal to the sum of (1) the difference between premium payments made (including any fees and charges deducted) and the amounts allocated to the Fixed Account and to the Subaccounts, (2) Fixed Policy Value determined as of the date the returned Policy is received, and (3) Variable Policy Value determined as of the date the returned Policy is received. This amount may be more or less than the aggregate premium payments made under the Policy. In states where required, the Company will instead refund premium payments.

PREMIUM PAYMENTS

     MINIMUM INITIAL PREMIUM PAYMENT. The Minimum Initial Premium Payment required depends on a number of factors, including the sex, Issue Age, and risk class of the proposed Insured, the initial Specified Amount requested by the applicant, any supplemental benefits and/or riders requested by the applicant, and the Planned Periodic Premium Payments that the applicant selects. Owners should consult their sales representative for information about the Minimum Initial Premium Payment required for the coverage that they seek.

     PLANNED PERIODIC PREMIUMS PAYMENTS. Owners may establish a schedule of monthly (bank draft or pre-authorized payment only), quarterly, semi-annual or annual Planned Periodic Premium Payments. Subject to the Company's approval, Owners may change the amount or frequency of Planned Periodic Premium Payments by Written Notice. The Company will send Owners reminder notices for Planned Periodic Premium Payments. The Company also may arrange with Owners to have Planned Periodic Premium Payments made under a pre-authorized payment arrangement. Owners are not required to pay Planned Periodic Premium Payments.

     UNPLANNED PREMIUM PAYMENTS. Subject to the limitations described below, Owners generally may make additional premium payments at any time before the Maturity Date while the Insured is alive and the Policy is in force. Unless the Owner specifies otherwise in the application or by subsequent Written Notice, the Company considers all unplanned premium payments first as repayments of any outstanding Loan Amounts under the Policy.

     PREMIUM PAYMENT LIMITATIONS. Unless otherwise approved by the Company, all premium payments must be made payable to "Valley Forge Life Insurance Company" at the Service Center. No premium payments are accepted after a Policy's Maturity Date.

     Premium payments must be at least $50 (unless paid pursuant to a pre-authorized payment arrangement) and must be remitted to the Service Center. The Company reserves the right to reject any premium payment in the event that it determines that acceptance of such payment would cause a Policy to fail to qualify as a life insurance contract under the Code or applicable regulations or rulings thereunder. The Company will promptly return any premium payment that it rejects for this reason. The Company will monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Code. (See "Tax Considerations.")

     PREMIUM PAYMENTS UPON INCREASE IN SPECIFIED AMOUNT. Depending on the Policy Value at the time of an increase in the Specified Amount and the amount of the increase requested, an additional premium payment may be necessary or a change in the amount of Planned Periodic Premium Payments may be advisable. (See "Death Benefit Proceeds.")

NET PREMIUM ALLOCATIONS

     Net Premium Payments are allocated among and between the Subaccounts and the Fixed Account as of the date that they are received at the Service Center according to the Owner's allocation instructions in the application or in a subsequent Written Notice. Allocation instructions must be in whole percentages and the minimum amount that the Company can allocate to any Subaccount or the Fixed Account is 1% of any Net Premium Payment. The Company reserves the right to establish additional limitations on premium payment allocations.

     For Policies issued in states where, upon cancellation during the Cancellation Period, the Company refunds premium payments, the Company allocates Net Premium Payments it receives during the Cancellation Period (including that related to the Minimum Initial Premium Payment) that are to be allocated to any Subaccount, to the Money Market Subaccount for a period equal to the number of days in the Cancellation Period. At the end of this period, the Money Market Subaccount Value will be reallocated to each other Subaccount selected by the Owner based on the proportion that the Owner's allocation percentage bears to the Variable Policy Value.

POLICY LAPSE AND REINSTATEMENT

     LAPSE. Unlike a conventional life insurance policy, failure to make Planned Periodic Premium Payments does not necessarily cause a Policy to Lapse. Conversely, making all Planned Periodic Premium Payments does not necessarily prevent a Policy from Lapsing. Rather, except when the Lapse Prevention Guarantee is in effect, whether a Policy Lapses depends on whether its Surrender Value is sufficient to cover the monthly deduction on each Monthly Anniversary Day. Surrender Value could become insufficient to cover the monthly deduction if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Policy Value or the Policy Value has decreased because the Owner did not make sufficient Net Premium Payments to offset prior monthly deductions.

     If the Surrender Value on a Monthly Anniversary Day is insufficient to cover the monthly deduction due on that Day, the Company will mail to the Owner and to any assignee of record at their last known address(es), a notice stating that the Policy will only remain in force for 61 days from the date that the notice was mailed. This 61 day period is called the Grace Period. If the Owner does not make sufficient premium payments to cover the monthly deduction(s) through the end of the Grace Period by the end of the Grace Period, then the Policy will terminate without value and all coverage under the Policy will terminate. The notice mailed to the Owner and to any assignee of record will indicate how much in additional premium payments the Owner must make before the end of the Grace Period to keep the Policy in force. Coverage under the Policy continues during the Grace Period and the Company will deduct unpaid monthly deductions when computing Death Benefit Proceeds if the Insured dies during the Grace Period.

     REINSTATEMENT. If the Policy Lapses, the Owner may reinstate it at any time within five years of Lapse but before the Maturity Date. A Policy that has been surrendered cannot be reinstated. To reinstate a Policy, the Owner must submit to the Service Center:

          1. evidence of insurability satisfactory to the Company;

          2. premium payments in an amount sufficient to result (along with any loan repayments) in a positive Surrender Value; and

          3. premium payments in an amount sufficient that the resulting Net Premium Payments equal or exceed the amount of the next two monthly deductions.

     Upon reinstatement of the Policy, the Company will reinstate any remaining Loan Amount. The Policy Value of a reinstated Policy is the amount provided by the Net Premium Payments submitted with the application for reinstatement. The effective date of a reinstated Policy is the Monthly Anniversary Date that falls on or next follows the later of the date that the application for reinstatement is approved or the above-listed items are received at the Service Center.

     LAPSE PREVENTION GUARANTEE. The Company guarantees that a Policy will not Lapse during the first five Policy Years, regardless of the Surrender Value, if, throughout that period, (a) exceeds (b) where:

          (a) is the aggregate premium payments made less the amount of any withdrawals (including applicable surrender charges) less any Loan Amount, and

          (b) is the Minimum Monthly Premium Payment multiplied by the number of complete months since the Policy Effective Date, including the current month.

     If the Policy's Specified Amount is increased while the Lapse Prevention Guarantee is in effect, the Company will recalculate the Minimum Monthly Premium Payment, which will generally increase following an increase in Specified Amount. The Company will notify Owners of any increase in the Minimum Monthly Premium Payment and will amend the Policy to reflect the change.

VARIABLE POLICY VALUE

     The Variable Policy Value is the sum of all Subaccount Values and therefore reflects the investment experience of the Subaccounts to which it is allocated. THERE IS NO GUARANTEED MINIMUM VARIABLE POLICY VALUE.

     SUBACCOUNT VALUE. The Subaccount Value of any Subaccount as of the Policy Effective Date is equal to the amount of the initial Net Purchase Payment allocated to that Subaccount. On subsequent Valuation Days prior to the Maturity Date, the Subaccount Value is equal to that part of any Net Purchase Payment allocated to the Subaccount and any Policy Value transferred to that Subaccount, adjusted by interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by withdrawals (including any applicable surrender charges) and any Policy Value transferred out of that Subaccount.

     UNITS. For each Subaccount, Net Premium Payment(s) allocated to a Subaccount or amounts of Policy Value transferred to a Subaccount are converted into Units. The number of Units credited to a Policy is determined by dividing the dollar amount directed to each Subaccount by the value of the Unit for that

Subaccount for the Valuation Day as of which the Net Premium Payment(s) or transferred amount is invested in the Subaccount. Therefore, Net Premium Payments allocated to or amounts transferred to a Subaccount under a Policy increase the number of Units of that Subaccount credited to the Policy.

     Certain events reduce the number of Units of a Subaccount credited to a Policy. Withdrawals or transfers of Subaccount Value from a Subaccount result in the cancellation of the appropriate number of Units of that Subaccount as do: surrender of the Policy; payment of the Death Benefit Proceeds; and the deduction of the monthly deduction. Units are cancelled as of the end of the Valuation Period in which the Company receives Written Notice regarding the event.

     UNIT VALUE. For each Subaccount there exist two types of Units: A Units and B Units. A Units represent Subaccount Value during the first ten Policy Years under any Policy, while B Units represent Subaccount Value during Policy Years 11 and later. On the tenth Policy Anniversary, all A Units of any Subaccount under a Policy are automatically exchanged for B Units on an equivalent dollar value basis.

     A Units and B Units both represent a fractional undivided interest in a Subaccount. They differ only in their value as a result of the fact that the mortality and expense risk charge deducted from each Subaccount is larger for Policies in the first ten Policy Years than the charge deducted for Policies in Policy Years 11 and later. This difference in charges is reflected in a different Net Investment Factor (described below) for A Units and B Units for each Valuation Period.

     The A Unit and B Unit values for each Subaccount were arbitrarily set initially at $10 when that Subaccount began operations. Thereafter, the Unit Value at the end of every Valuation Day is the Unit Value at the end of the previous Valuation Day multiplied by the Net Investment Factor for that type of Unit (either A or B), as described below. The Subaccount Value for a Policy is determined on any Valuation Day by multiplying the number of Units of the appropriate type (either A or B) attributable to the Policy in that Subaccount by the value for that type of Unit for that Subaccount on that day.

     NET INVESTMENT FACTOR. The Net Investment Factor is an index applied to measure the investment performance of either A Units or B Units of a Subaccount from one Valuation Period to the next. The Net Investment Factor for any Subaccount for any Valuation Period is determined by dividing 1 by 2 and subtracting 3 from the result, where:

     1. is the result of:

          a. the Net Asset Value Per Share of the Fund held in the Subaccount, determined at the end of the current Valuation Period; plus

          b. the per share amount of any dividend or capital gain distributions made by the Fund held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

          c. a per share charge or credit for any taxes reserved for, which is determined by the Company to have resulted from the operations of the Subaccount.

     2. is the Net Asset Value Per Share of the Fund held in the Subaccount, determined at the end of the last prior Valuation Period.

     3. is a daily factor representing the mortality and expense risk charge for the type of Unit deducted from the Subaccount adjusted for the number of days in the Valuation Period.

FIXED POLICY VALUE

     The Fixed Policy Value on any Valuation Day is equal to:

          1. aggregate Net Premium Payments allocated to the Fixed Account; plus

          2. Policy Value transferred to the Fixed Account; plus

          3. interest credited to the Fixed Account; less

          4. any withdrawals (including any applicable surrender charges deducted) or transfers (including any applicable transfer charge deducted) from the Fixed Account; less

          5. any surrender charges deducted in the event of a decrease in Specified Amount; less

          6. the portion of monthly deductions made from Fixed Policy Value.

     See "The Fixed Account," for a discussion of how interest is credited to the Fixed Account.

TRANSFERS OF POLICY VALUES

     GENERAL. Before the Maturity Date while the Insured is still living and the Policy is in force, the Owner may, by Written Notice, transfer all or part any Subaccount Value to another Subaccount(s) (subject to its availability) or to the Fixed Account, or transfer all or part of Fixed Policy Value to any Subaccount(s), (subject to its availability) subject to the following restrictions and the additional restrictions for transfers from the Fixed Account shown below:

          1. the minimum transfer amount is $500 (or, the entire Subaccount Value or Fixed Policy Value, if less); and

          2. a transfer request that would reduce any Subaccount Value or the Fixed Policy Value below $500 is treated as a transfer request for the entire Subaccount Value or Fixed Policy Value.

     The first 12 transfers during each Contract Year are free. The Company assesses a transfer processing fee of $25 for each transfer in excess of 12 during a Contract Year. (See "Charges and Deductions.")

     RESTRICTIONS ON TRANSFERS OF FIXED POLICY VALUE. An Owner may transfer all or part of the Fixed Policy Value to a Subaccount. Only one transfer may be made each Policy Year from the Fixed Account to one or more Subaccounts and this transfer must be at least 12 calendar months after the most recent transfer from the Fixed Account. An unused transfer option does not carry over to the next year. The maximum transfer amount is 25% of the Fixed Policy on the date of the transfer, unless the balance after the transfer is less than $500.

     SPECIAL TRANSFER PRIVILEGE. During the first 24 Policy Months following the date that coverage begins under the Policy, Owners may make one transfer of the entire Variable Policy Value to the Fixed Account without imposition of the transfer processing fee or the transfer counting as one of the 12 free transfers for a Policy Year. Likewise, during the first 24 Policy Months following the effective date of any Specified Amount increase, Owners may make one transfer of that portion of the Variable Policy Value attributable to the increase to the Fixed Account without imposition of the transfer processing fee or the transfer counting as one of the 12 free transfers for a Policy Year.

     DOLLAR-COST AVERAGING FACILITY. If elected in the application or at any time thereafter prior to the Maturity Date while the Insured is still living and the Policy is in force by Written Notice, an Owner may systematically transfer (on a monthly, quarterly, semi-annual or annual basis) specified dollar amounts from the Money Market Subaccount to other Subaccounts. This is known as the "dollar-cost averaging" method of investment. The fixed-dollar amount purchases more Units of a Subaccount when their value is lower and fewer Units when their value is higher. Over time, the cost per Unit averages out to be less than if all purchases of Units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar-cost averaging method of investment reduces the risk of making purchases only when the price of Units is high. It does not assure a profit or protect against a loss in declining markets.

     Owners may only elect to use the dollar-cost averaging facility if their Money Market Subaccount Value is at least $1,000 at the time of the election. The minimum transfer amount under the facility is $100 per month (or the equivalent). If dollar-cost averaging transfers are to be made to more than one Subaccount, then the Owner must indicate the dollar amount of the transfer to be made to each. At least $50 must be designated to each Subaccount.

     Transfers under the dollar-cost averaging facility are made as of the same calendar day each month. If this calendar day is not a Valuation Day, transfers are made as of the next Valuation Day. Once elected, transfers under the dollar-cost averaging facility continue until the Money Market Subaccount Value is depleted, the Maturity Date occurs or until the Owner cancels the election by Written Notice at least seven days in advance of the next transfer date. Alternatively, Owners may specify in advance a date for transfers under the facility to cease. There is no additional charge for using the dollar-cost averaging facility. Transfers under the facility do not count towards the 12 transfers permitted without a transfer processing fee in any Policy Year. The Company reserves the right to discontinue offering the dollar-cost averaging facility at any time and for any reason or to change its features.

     AUTOMATIC SUBACCOUNT VALUE REBALANCING. If elected in the application or requested at any time thereafter prior to the Maturity Date while the Insured is still living and the Policy is in force by Written Notice, an Owner may instruct the Company to automatically transfer (on a quarterly, semi-annual or annual basis) Variable Policy Value between and among specified Subaccounts in order to achieve a particular percentage allocation of Variable Policy Value among such Subaccounts ("automatic Subaccount Value rebalancing"). Such percentage allocations must be in whole numbers. Once elected, automatic Subaccount Value rebalancing begins on the first Valuation Day of the next calendar quarter or other period (or, if later, the next calendar quarter or other period after the expiration of the Cancellation Period).

     Owners may stop automatic Subaccount Value rebalancing at any time at least seven calendar days before the first Valuation Day in a new period. Owners may specify allocations between and among as many Subaccounts as are available at the time automatic Subaccount Value rebalancing is elected. Once automatic Subaccount Value rebalancing has been elected, any subsequent allocation instructions that differ from the then-current rebalancing allocation instructions are treated as a request to change the automatic Subaccount Value rebalancing allocation. Owners may change automatic Subaccount Value rebalancing allocations at any time. Allocation changes will take effect as of the Valuation Day that instructions are received at the Service Center. Once automatic Subaccount Value rebalancing is in effect, an Owner may only transfer Subaccount Value among or between Subaccounts by changing the automatic Subaccount Value rebalancing allocation instructions. Changes to or termination of automatic Subaccount Value rebalancing must be made by Written Notice.

     There is no additional charge for automatic Subaccount Value rebalancing and rebalancing transfers do not count as one of the 12 transfers available without a transfer processing fee during any Policy Year. If automatic Subaccount Value rebalancing is elected at the same time as the dollar-cost averaging facility or when the dollar-cost averaging facility is being utilized, automatic Subaccount rebalancing will be postponed until the first Valuation Day in the calendar quarter or other period following the termination of dollar-cost averaging facility. The Company reserves the right to discontinue offering the automatic Subaccount Value rebalancing facility at any time and for any reason or to change its features.

SURRENDER PRIVILEGE

     At any time while the Insured is still living and the Policy is in force prior to the Maturity Date, the Owner may, by Written Notice, surrender it for its Surrender Value. A surrender is effective as of the date on which a Written Notice requesting surrender is received at the Service Center. If the Owner surrenders the Policy during the first 14 Policy Years, or the first 14 Policy Years following an increase in Specified Amount, the Company will deduct a surrender charge. (See "Surrender Charge.") Once the Policy is surrendered, all coverage and other benefits under it cease and it cannot be reinstated.

WITHDRAWAL PRIVILEGE

     After the first Policy Year, while the Insured is still living and the Policy is in force prior to the Maturity Date, an Owner may, by Written Request, withdraw any part of the Surrender Value of the Policy, subject to certain conditions. A withdrawal is effective as of the date on which a Written Notice requesting withdrawal is received at the Service Center. As of that date, Policy Value is reduced by the amount of the withdrawal plus any applicable surrender charge. The minimum amount that may be withdrawn is $500. If the Owner has selected Death Benefit Option 1, the Company will reduce the Specified Amount by the amount of the withdrawal plus any applicable surrender charge deduction. (See "Death Benefit Proceeds.")

     Unless otherwise indicated in the Written Request for Withdrawal, amounts withdrawn and surrender charges deducted in connection with the withdrawals are taken from Subaccount Values and Fixed Policy Value based on the proportion that each Subaccount Value and the Fixed Policy Value bear to Policy Value. If the Owner requests a decrease in Specified Amount or requests a change in the Death Benefit Option as of the same date as a withdrawal request, then the withdrawal is effected after the decrease in Specified Amount or change in Death Benefit Option.

     Notwithstanding the foregoing, the Company reserves the right to reject a withdrawal request if the request would cause the Specified Amount to be reduced below the minimum Specified Amount shown in the Policy. Likewise, the Company reserves the right to deny a withdrawal request if the request would cause the Policy to fail to qualify as a life insurance contract under the Code or regulations or rulings thereunder, as interpreted by the Company.

POLICY LOANS

     GENERAL. At any time prior to the Maturity Date while the Insured is still living and the Policy is in force, the Owner may, by Written Notice, borrow money from the Company using the Policy as the sole security for the loan provided that (a) a written loan agreement is signed by the Owner, and (b) the Owner makes a satisfactory assignment of the Policy to the Company. In taking a loan, an Owner must borrow at least $500. The maximum amount that an Owner may borrow is 90% of the Surrender Value of the Policy as of the date of the loan.

     INTEREST. The Company charges interest on amounts borrowed by Owners. The interest rate charged is 8% and is an effective annual rate compounded annually on the Policy Anniversary. Interest is charged in arrears from the date of the loan and is due from Owners on each Policy Anniversary for the prior Policy Year. If the Owner does not pay such interest when due, the amount of the interest is added to the outstanding Loan Amount. Thus, unpaid interest is charged interest during the ensuing Policy Year. For Policies in the 11th Policy Year or later, the Company charges a preferred 6% effective annual interest rate on amounts borrowed up to an amount equal to Policy Value less aggregate premium payments made to date.

     The Company credits Loan Account Value with interest at an effective annual rate of 6%. On each Policy Anniversary, interest earned on Loan Account Value since the preceding Anniversary is transferred to the Subaccounts and the Fixed Account. Unless the Owner specifies otherwise, such transfers are allocated in the same manner as transfers of collateral to the Loan Account.

     LOAN COLLATERAL. When the Company makes a loan to Owners, it transfers an amount of Cash Value sufficient to secure the loan out of the Subaccounts and the Fixed Account and into the Loan Account. Owners may specify how this transferred Cash Value is allocated from among the Subaccount Values and the Fixed Policy Value. If an Owner does not specify the allocation, the Company makes the allocation based on the proportion that each Subaccount Value and the Fixed Policy Value bear to the Cash Value as of the date that the transfer is made. If unpaid interest is due from an Owner on a Policy Anniversary it is added to the Loan Amount. Cash Value in the amount of the interest also is transferred to the Loan Account as of that Anniversary. The Cash Value transferred in connection with unpaid interest is allocated on the same basis as other Cash Value transferred by the Company to the Loan Account.

     Loan Account Value is recalculated when interest is added to the Loan Amount, a loan repayment is made, or a new loan is made under Policy.

     NON-PAYMENT OF POLICY LOANS. If Loan Account Value exceeds Cash Value, then the Owner must make either a loan repayment or a premium payment sufficient to raise the Cash Value or lower the Loan Account Value so that Cash Value exceeds the Loan Account Value. The Company will send the Owner and any assignee of record a notice indicating the amount that must be paid. If payment is not received at the Service Center within 30 days of the notice being mailed, the Grace Period will begin. (See "Policy Lapse and Reinstatement.") If the Grace Period expires without the payment being made, then the Policy Lapses.

     LOAN REPAYMENT. The Owner may repay a loan or repay any part of a loan at any time while the Insured is still living and the Policy is in force prior to the Maturity Date. Upon repayment of any part of a loan, Loan

Account Value in an amount equal to the payment is transferred to the Subaccounts and the Fixed Account as of the date that the payment is received at the Service Center. Unless the Owner specifies otherwise, the amount transferred is allocated among or between the Subaccounts and the Fixed Account in accordance with the Owner's allocation instructions for Net Premium Payments in effect at that time.

     EFFECT OF POLICY LOAN. A loan, whether or not repaid, has a permanent effect on the Death Benefit and Policy values because the investment results of the Subaccounts and current interest rates credited on Fixed Policy Value do not apply to Policy Value in the Loan Account. The larger the loan and the longer the loan is outstanding, the greater will be the effect of Policy Value being held as collateral in the Loan Account. Depending on the investment results of the Subaccounts or credited interest rates for the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for lapse if investment results of the Subaccounts to which Surrender Value is allocated is unfavorable. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax and a 10% penalty tax. See "Tax Considerations," for a discussion of the tax treatment of Policy loans. In addition, if a Policy is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax.

MATURITY BENEFITS

     The Company will pay the Surrender Value, if any, to the Owner on the Maturity Date. In some states, the Maturity Date is the Policy Anniversary nearest the Insured's 95th birthday. In other states, the Owner may elect to extend the Policy beyond the Policy Anniversary nearest the Insured's 95th birthday, in which case the death benefit would be the greater of Cash Value or 101% of the Policy Value. The tax consequences associated with extending the maturity date beyond age 100 are unclear. A tax advisor should be consulted on the issue.

DEATH BENEFIT PROCEEDS

     Upon receipt of Due Proof of Death of the Insured at the Service Center while the Policy is in force before the Maturity Date, the Company will pay the Death Benefit Proceeds to the Beneficiary (or Beneficiaries) or the Contingent Beneficiary (or Contingent Beneficiaries). The Company pays the Death Benefit Proceeds in a lump sum unless the Beneficiary (or Contingent Beneficiary) elects to receive the Proceeds under a Settlement Option. (See "Settlement Options.") Under certain circumstances, payment of the Death Benefit Proceeds may be delayed. (See "Suspension or Delay in Payments.")

     CALCULATION OF DEATH BENEFIT PROCEEDS. The Death Benefit Proceeds are determined as of the date of the Insured's death and are equal to:

          1. the Death Benefit under the Death Benefit Option selected by the Owner; plus

          2. any death benefit under any rider to the Policy; less

          3. any Loan Amount; and less

          4. any unpaid monthly deductions if the Insured dies during the Grace Period.

     Under certain circumstances, the amount of the Death Benefit Proceeds may be further adjusted. (See "The Company's Right to Contest the Policy" and "Misstatement of Age or Sex.")

     If part or all of the Death Benefit is paid in one sum, the Company will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the Insured's death to the date of payment.

     DEATH BENEFIT OPTIONS. The Owner may select one of two Death Benefit
Options.

          1. Death Benefit Option 1 is the greater of:

               (a) the Specified Amount on the date of the Insured's death; or

               (b) a percentage of the Policy Value on the date of the Insured's death as indicated in the Table of Policy Value Percentages in the Appendix.

          2. Death Benefit Option 2 is the greater of:

               (a) the Specified Amount plus the Policy Value on the date of the Insured's death; or

               (b) a percentage of the Policy Value on the date of the Insured's death as indicated in the Table of Policy Value Percentages in the Appendix.

     The specified percentage is 250% if the Insured dies at Attained Age 40 or less, and decreases with each year of Attained Age thereafter so that the percentage is 100% if the Insured dies at an Attained Age of 95. A table showing these percentages for Attained Ages 0 to 94 and examples of Death Benefit calculations for both Death Benefit Options are found in the Appendix.

     Under Death Benefit Option 1, the Death Benefit remains level at the Specified Amount unless the Policy Value multiplied by the specified percentage exceeds that Specified Amount, in which event the Death Benefit will vary as the Policy Value varies. Owners who are satisfied with the amount of their insurance coverage under the Policy and who prefer to have favorable investment performance and additional Net Premium Payments reflected in higher Policy Value, rather than increased Death Benefits, generally should select Option 1. Under Death Benefit Option 2, the Death Benefit always varies as the Policy Value varies (although it is never less than the Specified Amount). Owners who prefer to have favorable investment performance and additional Net Premium Payments reflected in increased Death Benefits generally should select Option 2.

     CHANGING THE DEATH BENEFIT OPTION. After the first Policy Anniversary while the Insured is still living and the Policy is in force prior to the Maturity Date, the Owner may request a change in the Death Benefit Option. A Death Benefit Option change becomes effective on the Monthly Anniversary Day on or next following the date that the Company accepts a request for the change. The Company may require satisfactory evidence of insurability before permitting a change in the Death Benefit Option. After a change in Death Benefit Option, the Company will send the Owner a supplemental policy specifications page showing the new Death Benefit and Specified Amount. Changing the Death Benefit Option could have federal tax consequences. (See "TAX CONSIDERATIONS.")

     INCREASE OF SPECIFIED AMOUNT. After the first Policy Anniversary, while the Insured is living and the Policy is in force prior to the Maturity Date, the Owner may submit a supplemental application for an increase in Specified Amount. The Company requires evidence of insurability before agreeing to an increase in Specified Amount and may, depending upon the circumstances, also require additional premium payments or the repayment of part or all of any Loan Amount under the Policy. The Insured's Attained Age at the time of the increase may not exceed 75. The amount of any requested increase in Specified Amount must be at least $25,000 and not more than the amount that would increase the total Specified Amount above the maximum specified amount for which the Company would issue a new Policy.

     An increase in Specified Amount causes an increase in the Minimum Monthly Premium Payment. Each increase in Specified Amount has a Target Premium Payment and a Guideline Annual Premium Payment associated with it.

     Any increase in Specified Amount is effective as of the date that the Company approves it. Each increase in Specified Amount creates an increment of Specified Amount to which a portion of Policy Value is thereafter attributed for the purpose of computing sales surrender charges, the Net Amount at Risk and the monthly cost of insurance charge and for the purpose of exercising the Special Transfer Privilege. An additional monthly cost of insurance charge is deducted for each additional increment in Specified Amount. This additional cost of insurance charge is deducted from Policy Value attributable to the increase in Specified Amount. Each increase in Specified Amount also results in additional surrender charges. After an increase in Specified Amount, the Company will send the Owner a supplemental policy specifications page showing the effective date of the increase, the monthly cost of insurance charge for the increase, additional sales surrender charges arising as a result of the increase and any changes to premium payment information from the previous or original policy specifications page.

     The cancellation privilege applies to any increase in Specified Amount except that when no additional premium payments are required for an increase, only the monthly deduction(s) for the increase made before the cancellation is refunded if the increase is cancelled. (See "Cancellation Privilege.") Increasing the Specified Amount could have federal tax consequences. (See "Tax Considerations.")


     DECREASE OF SPECIFIED AMOUNT. After the first Policy Anniversary while the Insured is still living and the Policy is in force prior to the Maturity Date, the Owner may by Written Notice request a decrease of Specified Amount. The amount of any requested decrease in Specified Amount must be at least $25,000 and not be more than the amount that would decrease the total Specified Amount below $100,000. Specified Amount may not be decreased when, to do so, would cause Surrender Value to fall below zero. Any decrease becomes effective on the Monthly Anniversary Day on or next following the date that the Company accepts the request for the decrease. The decrease is first applied to reduce prior increases in Specified Amount in the reverse order in which they occurred. After all prior increases in Specified Amount have been eliminated, a decrease is applied to reduce the initial Specified Amount.

     A decrease of Specified Amount may result in the imposition of a surrender charge. In this event, the charge is deducted from Policy Value as of the effective date of the decrease. (See "Charges and Deductions.") A decrease in Specified Amount causes a decrease in the Minimum Monthly Premium Payment and in the Target Premium Payment and Guideline Annual Premium Payment associated with the increment of Specified Amount being decreased. After a decrease in Specified Amount, the Company will send the Owner a supplemental policy specifications page showing the effective date of the decrease, the monthly cost of insurance charge after the decrease, surrender charges deducted as a result of the decrease, and any changes to premium payment information from the previous or original specifications page.

     The Company reserves the right to deny a request for a decrease in Specified Amount for 12 months following the most recent increase in Specified Amount and to limit decreases in Specified Amount to one per Policy Year.


     If a decrease in the Specified Amount would result in total premiums paid exceeding the premium limitations prescribed under current tax law to qualify the Policy as a life insurance contract, the Company will contact the Owner and inquire whether he or she wants to receive the excess above the premium limitations or to forego the decrease. The Company reserves the right to decline a requested decrease in the Specified Amount if compliance with the guideline premium limitations under current tax law would require payment of excess premium to the Owner in an amount that would exceed the Surrender Value under the Policy. Decreasing the Specified Amount could have federal tax consequences. (See "Tax Considerations.")


SETTLEMENT OPTIONS

     SELECTING A SETTLEMENT OPTION. The Company pays Owners or Beneficiaries (or Contingent Beneficiaries), as appropriate, the amount of any surrender, withdrawal, or Death Benefit Proceeds in a lump sum unless the Owner has, by Written Notice, selected one of the Settlement Options described below. If the amount being paid by the Company is less than $5,000, however, payment is only made in a lump sum. In addition, if the Owner or Beneficiary (or Contingent Beneficiary) receiving payment is an executor, administrator, trustee, or not a natural person, payment is made in a lump sum unless the Company specifically consents to payment under one of the Settlement Options.

     Owners may select a Settlement Option for payment of the Death Benefit Proceeds in lieu of a lump sum, at any time while the Insured is still living and the Policy is in force prior to the Maturity Date. If no election is made by the Owner before the Insured's death, then, upon the Insured's death, the Beneficiary (or Contingent Beneficiary) may elect a Settlement Option before the Death Benefit Proceeds are paid. The Owner also may elect to receive the Surrender Value of a Policy or the amount of a withdrawal in the form of a Settlement Option at any time before the payment of the Surrender Value or withdrawal. For purposes of describing the Settlement Options, the term "Payee" means Owner or Beneficiary (or Contingent Beneficiary), as appropriate.

     FREQUENCY OF PAYMENTS. If Settlement Option 1, 2, or 3 is selected, payments will be made every 1 year, 6 months, 3 months, or every month. The Payee must specify the payment frequency when selecting a settlement option. If settlement option 4, 5, or 6 is selected, payments will be made monthly. If payment under any option would be less than $50, the Company will adjust the frequency of payments so that each payment is at least $50.

     FIRST PAYMENT. Depending on the payment frequency selected, the first payment under Settlement Option 1 is made as of 1 year, 6 months, 3 months, or 1 month from the date of the Insured's death. Depending on the payment frequency selected and subject to the Company's right to suspend or delay payments (see "Suspension or Delay in Payments"), the first payment under Settlement Option 1 is made as of 1 year, 6 months, 3 months, or 1 month from the effective date of any surrender or withdrawal. The first payment under any other Settlement Option is made, subject to the Company's right to suspend or delay payments, as of the date of the Insured's death or the effective date of any surrender or withdrawal.

     BETTERMENT OF RATES. If, under Settlement Options 4, 5, or 6, the Company's regular annuity purchase rates on the date of the Insured's death or the effective date of any surrender or withdrawal are more favorable than those upon which Options 4, 5, or 6 are based, the Company shall compute payments using the regular annuity rates. The Company will furnish information about the regular annuity rates upon request.

     DEATH OF PAYEE. Unless instructed otherwise at the time that the Settlement Option is selected, at the death of the Payee the Company pays the amounts below in a lump sum to the Payee's estate:

          1. Under Settlement Option 1, the amount left on deposit with the Company to accumulate interest.

          2. Under Settlement Option 2, 3, or 5, the commuted value of the amount payable at the Payee's death as provided under the Option selected. The commuted value is based on interest at the rate that would have been used to compute the first of the remaining Payments under that option.

     OPTION 1, INTEREST PAYMENTS. The Company holds the Death Benefit Proceeds (or the Surrender Value or the amount of a withdrawal) as principal and pays interest to the Payee. The interest rate is 3% per year compounded annually. The Company pays interest every 1 year, 6 months, 3 months, or 1 month, as specified at the time this option is selected. At the death of the Payee, the value of the remaining payments are paid as stated above.

     OPTION 2, PAYMENTS OF A SPECIFIED AMOUNT. The Company pays the Death Benefit Proceeds (or the Surrender Value or the amount of a withdrawal) in equal payments every 1 year, 6 months, 3 months, or 1 month. The amount and frequency of the payments is specified at the time this option is selected. After each payment, interest is added to the remaining amount applied under this option that has not yet been paid. The interest rate is 3% per year compounded annually. Payments are made to the Payee until the amount applied under this option, including interest, is exhausted. The total of the payments made each year must be at least 5% of the amount applied under this option. If the Payee dies before the amount applied is exhausted, the Company pays the value of the remaining payments as stated above.

     OPTION 3, INSTALLMENTS FOR A SPECIFIED PERIOD. The Company pays the Death Benefit Proceeds (or the Surrender Value or the amount of a withdrawal) in equal payments for the number of years specified when the option is selected. Payments are made every 1 year, 6 months, 3 months, or 1 month, as specified when the option is selected. The amount of each payment for each $1,000 applied under this option is shown in Policy. These amounts are calculated at an interest rate of 3% per year compounded annually. If the Payee dies before the expiration of the specified number of years, the Company pays the value of the remaining payments as stated above.

     OPTION 4, LIFE ANNUITY. The Company makes monthly payments to the Payee for as long as he or she lives. The amount of each payment for each $1,000 applied under this option is shown in the Policy.

     OPTION 5, LIFE ANNUITY WITH PERIOD CERTAIN. The Company makes monthly payments to the Payee for as long as the Payee lives. At the time this option is selected, a period certain of 5, 10, 15, or 20 years must also be selected. If the Payee dies before the specified period certain ends, the payments to the Payee's estate will continue until the end of the specified period. The amount of the monthly payments therefore depends on the period certain selected. The amount of each payment for each period certain available is shown in the Policy. The amounts shown are for each $1,000 applied under this option. If at any age the amount of the payments is the same for two or more periods certain, payment will be made as if the longest period certain was selected.

     OPTION 6, JOINT LIFE AND SURVIVORSHIP ANNUITY. The Company makes monthly payments to two Payees while both are living. After the death of either Payee, payments continue to the other Payee for as long as the other Payee lives. The amount of each payment for each $1,000 applied under this option is shown in the Policy.

TELEPHONE TRANSACTION PRIVILEGES

     If an Owner has elected this privilege in a form provided by the Company, an Owner may make transfers or change allocation instructions by telephoning the Service Center. A telephone authorization form received by the Company at the Service Center is valid until it is rescinded or revoked by Written Notice or until a subsequently dated form signed by the Owner is received at the Service Center. The Company will send Owners a written confirmation of all transfers and allocation instructions made pursuant to telephone instructions.

     The Service Center requires a form of personal identification prior to acting on instructions received by telephone and also may tape record instructions received by phone. If the Company follows these procedures, it is not liable for any losses due to unauthorized or fraudulent transactions. The Company reserves the right to suspend telephone transaction privileges at any time for any reason.

                               THE FIXED ACCOUNT

     Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 nor has the Fixed Account been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. The disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

THE FIXED ACCOUNT

     The Fixed Account consists of assets owned by the Company with respect to the Policies, other than those in the Variable Account. It is part of the Company's General Account assets. The Company's general account assets are used to support its insurance and annuity obligations other than those supported by separate accounts, and are subject to the claims of the Company's general creditors. Subject to applicable law, the Company has sole discretion over the investment of the assets of the Fixed Account. The Loan Account is part of the Fixed Account. Guarantees of Net Premiums allocated to the Fixed Account, and interest credited thereto, are supported by the Company. The Fixed Policy Value is calculated daily. (See "Fixed Policy Value.")

INTEREST CREDITED ON FIXED POLICY VALUE

     The Company guarantees that it will credit interest on Fixed Policy Value at an effective annual rate of not less than 4.0%. In its discretion, the Company will credit interest at rates higher than 4.0%. The Company may vary the way in which it credits interest on Fixed Policy Value from time to time. The following is a description of the Company's current method for crediting interest on Fixed Policy Value.

     "FULL-YEAR" RATES. Before the beginning of each calendar year, the Company publishes an effective annual rate at which it will credit Fixed Policy Value under the Policies for that year. Fixed Policy Values at the beginning of the calendar year under all Policies are credited with that rate of interest for the entire calendar year.

     "NEW-MONEY" RATES. The Company credits Net Premium Payments allocated to and Policy Value transferred to the Fixed Account during a calendar year with interest at an effective annual rate in effect on the date that the Net Premium Payment is received at the Service Center or the date that as of which the transfer is made. These amounts are credited with interest at this rate until the end of the calendar year. The Company publishes this "new money" rate from time to time during a calendar year and may change the "new money" rate at its discretion throughout any calendar year.

     For purposes of crediting interest, Policy Value deducted, transferred, or withdrawn from the Fixed Account, is accounted for on a "first-in, first-out" basis.

                             CHARGES AND DEDUCTIONS

SALES CHARGES

     The Company deducts a sales charge from certain premium payments. In Policy Years 1 through 10, the sales charge deducted is 4% of premium payments received up to a Target Premium Payment for the initial Specified Amount. In Policy Year 11 and each Policy Year thereafter, the sales charge deducted is 2% of premium payments received up to a Target Premium Payment for the initial Specified Amount. Absent an increase in Specified Amount, no sales charge is deducted in any Policy Year from premium payments in excess of a Target Premium Payment for the initial Specified Amount.

     If the Owner increases the Specified Amount, a Target Premium Payment is established for the increase. Therefore, there is a Target Premium Payment for each increment of Specified Amount. The Company deducts the sales charge from premium payments attributable to the increase. For purposes of computing and deducting sales charges, all Premium Payments made after an increase in Specified Amount are apportioned to each increment of Specified Amount on the basis of the relative Guideline Annual Premium Payments for each such increment. For the first ten 12-month periods following an increase in Specified Amount, the charge is 4% of premium payments made in each such 12-month period attributable to the increase up to a Target Premium Payment for the increase. For subsequent 12-month periods, the sales charge is 2% of premium payments made during the 12-month period attributable to the increase in Specified Amount up to a Target Premium Payment for the increase.

PREMIUM TAX CHARGE

     A 2.25% charge for state and local premium taxes is also deducted from each premium payment. The state and local premium tax charge reimburses the Company for premium taxes associated with the Policies. The Company expects to pay an average state and local premium tax rate of approximately 2.25% of premium payments for all states. This tax can range generally from 2% to 16% of premium payments and generally varies by the applicant's state of residence.

FEDERAL TAX CHARGE

     The Company also deducts a charge for federal taxes from each premium payment. This charge is 1.25% of all premium payments and compensates the Company for its federal income tax liability resulting from Section 848 of the Code. The amount of this charge, which may be increased or decreased, is reasonable in relation to the Company's increased federal tax burden under
Section 848 resulting from the receipt of premium payments under the Policies.

SURRENDER CHARGE

     GENERAL. If the Owner surrenders the Policy, makes a withdrawal, decreases the Specified Amount or if the Policy lapses, the Company may deduct a surrender charge. The purpose of the surrender charge is to reimburse the Company for some of the expenses incurred in the distribution of the Policies. The surrender charge consists of two parts, a sales surrender charge (i.e., a contingent deferred sales charge) and an administration surrender charge. The total surrender charge declines over time as follows:

        100% of the total Surrender Charge in Policy Years 1 through 6
         80% of the total Surrender Charge in Policy Year 7
         70% of the total Surrender Charge in Policy Year 8
         60% of the total Surrender Charge in Policy Year 9
         50% of the total Surrender Charge in Policy Year 10
         40% of the total Surrender Charge in Policy Year 11
         30% of the total Surrender Charge in Policy Year 12
         20% of the total Surrender Charge in Policy Year 13
         10% of the total Surrender Charge in Policy Year 14
        No Charge in Policy Years 15 and later

     DEDUCTION OF THE SURRENDER CHARGE. If assessed upon the surrender of the Policy, the surrender charge reduces the amount otherwise paid to the Owner. If assessed upon Lapse of the Policy, the amount of the charge is not restored to Policy Value in the event that the Policy is reinstated. If assessed upon a decrease in Specified Amount, the charge is deducted from the remaining Policy Value and reduces the amount of any remaining applicable surrender charge. If assessed on a withdrawal, the surrender charge is deducted from the remaining Policy Value and reduces the amount of any remaining applicable surrender charge. Unless otherwise indicated in the request for a decrease or a withdrawal, surrender charges deducted in connection with decreases in Specified Amount or withdrawals are taken from Subaccount Values and Fixed Policy Value based on the proportion that each Subaccount Value and the Fixed Policy Value bear to the Policy Value before the deduction.

     If taken upon a decrease in Specified Amount, the surrender charge is the pro-rata portion of the total surrender charge based on the ratio that the Specified Amount decrease bears to the total Specified Amount before the decrease. If assessed upon a withdrawal, the surrender charge is the pro-rata portion of the total surrender charge based on the ratio that the withdrawn amount bears to the total Surrender Value before the withdrawal.

     SALES SURRENDER CHARGE IN CONNECTION WITH THE INITIAL SPECIFIED AMOUNT. In the first Policy Year, the sales surrender charge in connection with the initial Specified Amount is 34% of premium payments received up to a Target Premium Payment for the initial Specified Amount, and, in each of Policy Years 2 through 6, the charge is 33% of premium payments received up to the Target Premium Payment for the initial Specified Amount in each year until the total sales surrender charge equals 100% of a single Target Premium Payment for the initial Specified Amount. Notwithstanding the foregoing, the sales surrender charge in connection with the initial Specified Amount during the first two Policy Years is never more than the sum of: (1) 26% of the first Guideline Annual Premium Payment for the initial Specified Amount, (2) 6% of the second Guideline Annual Premium Payment for the initial Specified Amount, and (3) 5% of all additional Premium Payments attributable to the initial Specified Amount.

     ADMINISTRATION SURRENDER CHARGE. The Administration Surrender Charge is $2.00 per $1,000 of initial Specified Amount for Policies on Insureds age 25 or less on the Policy Effective Date, and $5.00 per $1,000 of initial Specified Amount for Policies on Insureds age 35 or older on the Policy Effective Date. For Insureds of other ages, the Administration Surrender Charge is the following per $1,000 of Specified Amount: age 26 - $2.30, age 27 - $2.60, age 28 - $2.90,
age 29 - $3.20, age 30 - $3.50, age 31 - $3.80, age 32 - $4.10, age 33 - $4.40,
age 34 - $4.70.

     SALES SURRENDER CHARGE IN CONNECTION WITH INCREASES IN SPECIFIED
AMOUNT. The surrender charge is computed and assessed separately for the initial Specified Amount and for each increase in Specified Amount. Only the sales charge component of the surrender charge, however, is assessed for an increase in Specified Amount. For purposes of computing and assessing the sales surrender charge attributable to an increase in Specified Amount, all premium payments made after an increase in Specified Amount are apportioned to each increment of Specified Amount on the basis of the relative Guideline Annual Premium Payments for each such increment. Likewise, Policy Value is apportioned to each increment of Specified Amount on the basis of the relative Guideline Annual Premium Payments for each such increment. The sales surrender charge for an increase in Specified Amount is as follows: In the first 12 months following the increase, the sales surrender charge is 34% of premium payments received up to a Target Premium Payment for the increase in Specified Amount, and, in each of the five subsequent 12-month periods following the increase, the charge is 33% of premium payments received up to a Target Premium Payment for the increase in Specified Amount in each such 12-month period until the total sales surrender charge for the increase equals 100% of a single Target Premium Payment for the increase in Specified Amount. Notwithstanding the foregoing, during the first 24 months following an increase in Specified Amount, the sales surrender charge for the increase is never more than the sum of: (1) 26% of the first Guideline Annual Premium Payment for the increase in Specified Amount, (2) 6% of the second Guideline Annual Premium Payment for the increase in Specified Amount, and (3) 5% of all additional Premium Payments attributable to the increase in Specified Amount. In addition, the sales surrender charge for an increase in Specified Amount declines over the 7th through the 15th 12-month period following the increase in the same manner as the surrender charge in connection with the initial Specified Amount.

OTHER TAXES

     Currently a charge for federal income taxes is not deducted from the Variable Account of the Policy Value. The Company reserves the right in the future to make a charge to the Variable Account or the Policy Value for any federal, state or local income taxes that the Company incurs that it determines to be properly attributable to the Variable Account of the Policies. The Company will notify Owners promptly of any such charge.

MONTHLY DEDUCTION

     The monthly deduction is a charge made by the Company as of the Policy Effective Date and every Monthly Anniversary Day thereafter by reducing Subaccount Values (i.e., liquidating Units) and Fixed Policy Value in the proportion that each Subaccount Value and Fixed Policy Value bears to Policy Value. The monthly deduction consists of (1) the monthly cost of insurance charge, (2) the monthly policy fee, (3) the monthly first-year issue fee (when applicable), (4) the monthly Specified Amount increase fee (when applicable), and (5) the cost of any riders (when applicable).

     MONTHLY COST OF INSURANCE CHARGE. The monthly cost of insurance charge is computed at the beginning of each Policy month by subtracting 2 from 1 and multiplying the result by 3, where:

          1. is the Death Benefit on the first day of the Policy month divided by 1 plus the monthly equivalent of 4.0%;

          2. is the Policy Value before deduction of the monthly policy fee, the monthly first-year issue fee (when applicable), the monthly Specified Amount increase fee (when applicable), and the cost of any riders (when applicable); and

          3. is the cost of insurance rate as described below.

     The monthly cost of insurance charge is computed separately for the initial Specified Amount and for each increment of Specified Amount resulting from increases in Specified Amount. For the purpose of computing the Net Amount at Risk (the result of subtracting 2 from 1 above), Policy Value is apportioned to each increment of Specified Amount on the basis of the relative Guideline Annual Premium Payments for each such increment. Where the Death Benefit is a percent of Policy Value the monthly cost of insurance charge is computed separately, and Policy Value is apportioned to, an increment of Death Benefit corresponding to each increment of Specified Amount.

     The monthly cost of insurance rate for a Policy is based on the sex, Attained Age, Issue Age, risk class, and number of years that the Policy or increment of Specified Amount has been in force. The Issue Age of the Insured will usually be different for each increase in Specified Amount. The Company reviews monthly cost of insurance rates on an ongoing basis (at least once every 5 years) based on its expectations as to future mortality experience, investment earnings, persistency, taxes and other expenses. Any changes in cost of insurance rates are made on a uniform basis for Insureds of the same class as defined by sex, Attained Age, Issue Age, risk class, and Policy duration. The Company guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policies.

     The Company places each Insured in a risk class when a Policy is first underwritten. This risk class applies to the initial Specified Amount. When an Owner requests an increase in Specified Amount, the Company conducts additional underwriting before approving the increase to determine whether a different risk class should apply to the increase. If the risk class for the increase would have a lower cost of insurance rate than the class for the initial Specified Amount (or a previous increase), the risk class for the increase is applied to the initial Specified Amount (or any previous increases in Specified Amount). If the risk class for the increase would have a higher cost of insurance rate than the class for the initial Specified Amount (or a previous increase), then the risk class for the increase only applies to the increase in Specified Amount.

     In connection with the cost of insurance rates guaranteed in the Policy, the Company places Insureds into standard smoker and standard nonsmoker risk classes. The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additions to the 1980 CSO Tables. In connection with current cost of insurance rates, the Company places Insureds into the following risk classes: standard smoker, standard nonsmoker, preferred smoker, preferred nonsmoker and preferred plus nonsmoker.

     Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker class are less than or equal to rates for an Insured of the same age and sex in the same smoker class. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker or smoker standard class are generally lower than guaranteed rates for an Insured of the same age and sex and smoking status in a substandard class.

     MONTHLY POLICY FEE, MONTHLY FIRST-YEAR ISSUE FEE, AND MONTHLY SPECIFIED AMOUNT INCREASE FEE. These charges compensate the Company for administration expenses associated with the Policies and the Variable Account. These expenses relate to premium payment billing and collection, recordkeeping, processing death benefit claims, Policy loans, Policy changes, reporting and overhead costs, processing applications and establishing Policy records. The monthly policy fee is $6.00 per month. The monthly first-year issue fee is $20.00 per month during the first Policy Year, and the monthly Specified Amount increase fee is $10.00 per month for the first 12 months after an increase in Specified Amount.

     SUPPLEMENTAL BENEFIT AND/OR RIDER CHARGES. See "Supplemental Benefits and/or Riders."

DAILY MORTALITY AND EXPENSE RISK CHARGE

     The Company deducts a daily charge from the assets of the Variable Account to compensate it for mortality and expense risks that it assumes under the Policy. The daily charge is at the rate of 0.002477% (approximately equivalent to an effective annual rate of 0.90%) of the net assets of the Variable Account during the first 10 Policy Years and .001236% (approximately equivalent to an effective annual rate of 0.45%) of the net assets of the Variable Account during Policy Years 11 and thereafter. During the first 10 Policy Years, approximately
 .35% of this annual charge is for the assumption of mortality risk and .55% is for the assumption of expense risk. During Policy Years 11 and thereafter, approximately .35% of this annual charge is for the assumption of mortality risk and .10% is for the assumption of expense risk.

     The mortality risk that the Company assumes is the risk that Insureds, as a group, will live for a shorter period of time than the Company estimated when it established the guaranteed costs of insurance rates in the Policy. Because of these guarantees, each Owner is assured that the morbidity of a particular Insured will not have an adverse effect on the Death Benefit Proceeds that a Beneficiary would receive. The expense risk that the Company assumes is the risk that the monthly Policy fee, monthly first-year issue fee, and monthly Specified Amount increase fee (and the transfer processing fee, imposed) may be insufficient to cover the actual expenses of administering the Policies.

TRANSFER PROCESSING FEE

     The first 12 transfers during each Policy Year are free. The Company assesses a Transfer Processing Fee of $25 for each transfer in excess of 12 during a Policy Year. For the purposes of assessing the Transfer Processing Fee, each Written Notice of transfer is considered to be one transfer, regardless of the number of Subaccounts affected by the transfer. The Transfer Processing Fee is deducted from the amount being transferred.

FUND EXPENSES

     The value of the net assets of each Subaccount reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Subaccount invests. See the prospectus for the Funds. For a summary of investment advisory fees and other expenses as a percentage of Fund average net assets, see "Fee Table Annual Fund Expenses" on page 8.

                      OTHER POLICY BENEFITS AND PROVISIONS

OWNERSHIP

     GENERAL. The Policy belongs to the Owner. An Owner may exercise all of the rights and options described in the Policy. The Insured is the Owner unless the application specifies a different person as Owner.

     CHANGING THE OWNER. The Owner may change the Owner by Written Notice at any time while the Insured is alive and the Policy is in force prior to the Maturity Date. A change of Ownership is effective as of the date that the Written Notice is signed; however, the Company is not liable for payments it makes before it receives a Written Notice of a change in Ownership. A change in Owner may have significant tax consequences. (See "TAX CONSIDERATIONS.")

     CONTINGENT OWNER. If the Owner is not the Insured, he or she may name a Contingent Owner in the application or by subsequent Written Notice. The Contingent Owner becomes the Owner in the event that the Owner dies before the Insured. If no Contingent Owner survives the Owner, then upon the death of the last surviving Owner, that Owner's estate becomes the Owner.

     ASSIGNMENT. By Written Notice the Owner may assign his or her rights under this Policy. The Company is not bound by the assignment unless it receives a duplicate of the original assignment at the Service Center. The Company is not responsible for the validity or sufficiency of any assignment and is not liable for any payment it makes before receipt of the duplicate original assignment. An assignment does not change or revoke the Beneficiary designation in effect at the time that the assignment is made. If an assignment is absolute, the Owner's rights and privileges under the Policy, including any right to change the Beneficiary, pass to the assignee. If an assignment is collateral, the collateral assignee has priority over the interest of any revocable Beneficiary or revocable payee under any optional method of settlement selected by the Owner. Any claim under any assignment is subject to proof of interest and the extent of the assignment. An assignment is subject to any Loan Amount.

     SELECTING THE BENEFICIARY. The Owner designates the Beneficiary in the application. Any Beneficiary designation is revocable unless otherwise stated in the designation. Owners may designate Contingent Beneficiaries. Where more than one Beneficiary or more than one Contingent Beneficiary is designated, each Beneficiary or Contingent Beneficiary, as appropriate, shares in any Death Benefit Proceeds equally unless the Beneficiary designation states otherwise.

     CHANGING THE BENEFICIARY. The Owner may change the Beneficiary by Written Notice at any time while the Insured is alive and the Policy is in force before the Maturity Date. If, however, the Owner previously irrevocably named a Beneficiary, that Beneficiary's written consent must be provided to the Company before a new Beneficiary is designated. Any change of Beneficiary is effective as of the date Written Notice is signed by the Owner but the Company is not liable for any payments it makes under the Policy prior to the time it receives Written Notice of any Beneficiary change.

THE COMPANY'S RIGHT TO CONTEST THE POLICY

     The Company has the right to contest the validity of the Policy or to resist a claim under it on the basis of any material misrepresentation of a fact stated in the application or any supplemental application. The Company also has the right to contest the validity of any increase of Specified Amount or other change to the Policy on the basis of any material misrepresentation of a fact stated in the application (or supplemental application) for such increase in coverage or change. In issuing this Policy, the Company relies on all statements made by or for the Insured in the application or in a supplemental application. In the absence of fraud, the Company considers statements made in the application(s) to be representations and not warranties.

     In the absence of fraud, the Company cannot bring any legal action to contest the validity of the Policy after it has been in force during the lifetime of the Insured for two years from the Policy Effective Date, or if reinstated, for two years from the date of reinstatement. Likewise, the Company cannot contest any increase in coverage effective after the Policy Effective Date, or any reinstatement thereof, after such increase or reinstatement has been in force during the lifetime of the Insured for two years from its effective date.

SUICIDE EXCLUSION

     If the Insured commits suicide, while sane or insane, within two years of the Policy Effective Date, the Company's liability is limited to an amount equal to the Policy Value less any Loan Amount. The Company will pay this amount to the Beneficiary in one sum.

     If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount, the Company's liability with respect to that increase is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

MISSTATEMENT OF AGE OR SEX

     If the Age or sex of the Insured has been stated incorrectly in the application or any supplemental application, the Company will adjust the Death Benefit and any benefits provided by rider or endorsement it pays under this Policy to the amount that would have been payable at the correct age and sex based on the most recent deduction for cost of insurance and the cost of any benefits provided by rider or endorsement. If the age of the Insured has been overstated or understated, the Company will recalculate the Policy Value using the cost of insurance (and the cost of benefits provided by rider or endorsement) based on the Insured's correct age and sex.

MODIFICATION OF THE POLICY

     Only an officer of the Company may modify this Policy or waive any of the Company's rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind the Company by making any promise not contained in this Policy.

     Upon notice to the Owner, the Company may modify the Policy to:

          1. conform the Policy or the operations of the Company or of the Variable Account to the requirements of any law (or regulation issued by a government agent) to which the Policy, the Company or the Variable Account is subject);

          2. assure continued qualification of the Policy as a life insurance contract under the Code; or

          3. reflect a change (permitted by the Policy) in the operation of the Variable Account.

     In the event of any such modification, the Company will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, the Policy provides that such provision be deemed to be amended to conform with such laws.

SUSPENSION OR DELAY IN PAYMENTS

     The Company usually pays the amounts of any surrender, withdrawals, Death Benefit Proceeds, or settlement options within seven business days after receipt of all applicable Written Notices and/or Due Proofs of Death. However, the Company can postpone such payments if:

          1. the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on the exchange is restricted as determined by the SEC; or

          2. the SEC permits, by an order, the postponement for the protection of Owners; or

          3. the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.

     If a recent check or draft has been submitted, the Company has the right to defer payment of surrenders, withdrawals, Death Benefit Proceeds, or payments under a settlement option until such check or draft has been honored.

     The Company has the right to defer payment of any surrender, withdrawal, or transfer of Fixed Policy Value for up to six months from the date of receipt of your Written Notice.

REPORTS TO OWNERS

     At least annually, or more often as required by law, the Company will mail to Owners at their last known address a report showing the following items as of the end of the report period:

          1. the period covered by the report;

          2. the current Policy Value, Cash Value and Surrender Value;

          3. the current Variable Policy Value (including each Subaccount Value), Fixed Policy Value and Loan Account Value;

          4. the current Loan Amount;

          5. any premium payments, withdrawals, or surrenders made, Death Benefit Proceeds paid and charges deducted since the last report;

          6. current Net Premium Payment allocations; and

          7. any other information required by law.

     Owners may request additional copies of reports from the Company, but the Company reserves the right to charge a fee for such additional copies. In addition, the Company will send written confirmations of premium payments and other financial transactions requested by Owners. Owners will also be sent copies of the annual and semi-annual report to shareholders for each Fund in which they are indirectly invested.

SUPPLEMENTAL BENEFITS AND/OR RIDERS

     The following supplemental benefits and/or riders are available and may be added to a Policy. Monthly charges for these benefits and/or riders are deducted from Policy Value as part of the monthly deduction. The supplemental benefits and/or riders available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

     CHILDREN'S TERM LIFE INSURANCE RIDER. This rider provides a death benefit payable upon the death of a covered child. This rider has no cash value.

     SPOUSE'S TERM LIFE INSURANCE RIDER. This rider provides a death benefit payable upon the death of an Owner's spouse. This rider has no cash value.

     DISABILITY BENEFIT RIDER. This rider provides for the waiver of the monthly deduction under the Policy during the total disability of the Owner.

     Additional rules and limits apply to these supplemental benefits and/or riders.

                               TAX CONSIDERATIONS

     The following summary provides a general description of the federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "Service"). No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Service.

TAX STATUS OF THE POLICIES

     Section 7702 of the Code sets forth a definition of a life insurance contract for federal income tax purposes. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, while proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, the Policy would not provide the tax advantages normally provided by a life insurance contract.

     With respect to a Policy issued on a standard basis, the Company believes that such a Policy should meet the Section 7702 definition of a life insurance contract. With respect to a Policy that is issued on a substandard basis (i.e., a premium class with extra rating involving higher than standard mortality risk), there is less guidance, in particular as to how the mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus, it is not clear whether or not a Policy issued on a substandard basis would satisfy Section 7702, particularly if the Owner pays the full amount of premium payments permitted under the Policy.

     If it is subsequently determined that a Policy does not satisfy Section 7702, the Company may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, the Company reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

     Section 817(h) of the Code requires that the investments of each of the Subaccounts must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Subaccounts, through the Funds, intend to comply with the diversification requirements prescribed in Treas. Reg. ss. 1.817-5, which affect how each Fund's assets are to be invested. The Company believes that the Subaccounts will, thus, meet the diversification requirements, and the Company will monitor continued compliance with this requirement.

     In certain circumstances, owners of variable life insurance policies may be considered the owners, for federal income tax purposes, of the assets of the subaccounts used to support their policies. In those circumstances, income and gains from the subaccount assets would be includible in the variable policy owner's gross income. The IRS has stated in published rulings that a variable policy owner will be considered the owner of subaccount assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policy Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which Policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

     The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of subaccount assets. For example, an Owner has additional flexibility in allocating Net Premium payments and transferring Policy Value. These differences could result in an Owner being treated as the owner of a pro-rata portion of the assets of the Subaccounts. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the Owner of a pro-rata share of the assets of the Subaccounts.

     The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. The Company believes that the Death Benefit Proceeds and Policy Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the Death Benefit Proceeds under the Policy should be excludible from the gross income of the Beneficiary under Section 101(a)(1) of the Code.


     Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option, an increase or decrease in the Policy's face amount, a Policy loan, a withdrawal, a surrender, a change in Ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of Ownership or receipt of distributions from a Policy depends on the circumstances of each Owner or Beneficiary.


     Generally, the Owner will not be deemed to be in constructive receipt of the Policy Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract" (discussed below). Whether a Policy is or is not a Modified Endowment Contract, upon a surrender or Lapse of a Policy or when benefits are paid at a Policy's Maturity Date, if the amount received plus the Loan Amount exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

     The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, Owners contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement.


     In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.


     MODIFIED ENDOWMENT CONTRACTS. Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts." The rules relating to whether a Policy will be treated as a Modified Endowment Contract are extremely complex and cannot be completely described in this summary. In general, a Policy will be a Modified Endowment Contract if the accumulated premium payments made at any time during the first seven Policy Years exceed the sum of the net level premium payments which would have been paid on or before such time if the Contract provided for paid-up future benefits after the payment of seven level annual premiums. A Policy may also become a Modified Endowment Contract after a material change. The determination of whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the Death Benefit and Policy Value at the time of such change and the additional premium payments made in the seven years following the material change.

     Due to the Policy's flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy. In view of the foregoing, a current or prospective Owner should consult with a tax adviser to determine whether a Policy transaction will cause the Policy to be treated as a Modified Endowment Contract. However, at the time that a premium payment is credited which, in the

Company's view, would cause the Policy to become a Modified Endowment Contract, the Company will notify the Owner that unless a refund of the excess premium (with any appropriate interest) is requested by the Owner, the Policy will become a Modified Endowment Contract. The Owner will have 30 days after receiving such notification to request the refund.

     DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and partial surrender from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by such a Policy, are treated as distributions from the Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10% additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary.

     DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT
CONTRACTS. Distributions from a Policy that is not a Modified Endowment Contract are generally treated as first, recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's Death Benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

     Loans from, or secured by, a Policy that is not a Modified Endowment Contract are not treated as distributions. Instead, such loans are treated as Loan Amounts. It is, however, possible that loans in effect after the eleventh Policy Year could be treated as distributions rather than loans.

     Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax rule. If a Policy which is not a Modified Endowment Contract becomes a Modified Endowment Contract, then any distributions made from the Policy within two years prior to the change in such status will become taxable in accordance with the Modified Endowment Contract rules discussed above.

     POLICY LOAN INTEREST. Generally, interest paid on any loan under a Policy is not deductible. A qualified tax adviser should be consulted before deducting any Policy loan interest.

     INVESTMENT IN THE POLICY. Investment in the Policy means: (i) the aggregate amount of any premium payments or other consideration paid for a Policy, minus
(ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Owner.

     MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in an Owner's gross income under Section 72(e) of the Code.


     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. For instance, the President's 1999 Budget Proposal recommended legislation that, if enacted, would adversely modify the federal taxation of this Policy. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Policy.

              OTHER INFORMATION ABOUT THE POLICIES AND THE COMPANY

SALE OF THE POLICIES

     CNA Investor Services, Inc. ("CNA/ISI"), which is located at CNA Plaza, Chicago, Illinois 60685, is principal underwriter and distributor of the Policies as well as of other policies issued through other separate accounts of the Company or affiliates of the Company. CNA/ISI is an affiliate of the Company, is registered with the SEC as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). The Company pays CNA/ISI for acting as principal underwriter under a distribution agreement. The Policies are offered on a continuous basis and the Company does not anticipate discontinuing the offer.

     Applications for Policies are solicited by agents who are licensed by applicable state insurance authorities to sell the Company's insurance contracts and who are registered representatives of a broker-dealer having a selling agreement with CNA/ISI. Such broker-dealers generally receive commissions based on a percent of premium payments made (up to a maximum of 90%). The writing agent receives a percentage of these commissions from the respective broker-dealer, depending on the practice of that broker-dealer. Owners do not pay these commissions. Total commissions may be as high as 120% of target premium which would be split between wholesale and retail broker dealer.

VOTING PRIVILEGES

     In accordance with current interpretations of applicable law, the Company votes Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or the Company otherwise determines that it is allowed to vote the shares in its own right, it may elect to do so.

     The number of votes that an Owner has the right to instruct is calculated separately for each Subaccount, and may include fractional votes. While the Insured is still living and the Policy is in force prior to the Maturity Date, an Owner holds a voting interest in each Subaccount to which Variable Policy Value is allocated. For each Owner, the number of votes attributable to a Subaccount is determined by dividing the Owner's Subaccount Value by the Net Asset Value Per Share of the Fund in which that Subaccount invests.

     After the Maturity Date, the Payee under a Settlement Option has a voting interest in each Subaccount from which variable Settlement Payments are made. For each such Payee, the number of votes attributable to a Subaccount is determined by dividing the liability for future variable Settlement Payments to be paid from that Subaccount by the Net Asset Value Per Share of the Fund in which that Subaccount invests. This liability for future payments is calculated on the basis of the mortality assumptions, the selected Benchmark Rate of Return and the Settlement Unit value of that Subaccount on the date that the number of votes is determined. As Variable Settlement Payments are made to the Payee, the liability for future payments decreases as does the number of votes.

     The number of votes available to an Owner or Payee is determined as of the date coinciding with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of the Fund's shareholders. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established for the Fund. Each Owner or Payee having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the Fund in which that Subaccount invests.

     Fund shares as to which no timely instructions are received and shares held by the Company in a Subaccount as to which no Owner or Payee has a beneficial interest are voted in proportion to the voting instructions that are received with respect to all Policies participating in that Subaccount. Voting instructions to abstain on any item to be voted upon will be applied to reduce the total number of votes eligible to be cast on a matter. Under the 1940 Act, certain actions affecting the Variable Account may require Owner approval. In that case, an Owner will be entitled to vote in proportion to his or her Variable Policy Value.

     The Company may, if required by state insurance regulators, disregard Owner and Payee voting instructions if such instructions would require Fund shares to be voted so as to cause a change in sub-classification or investment objectives of a Fund, or to approve or disapprove an investment management agreement or an investment advisory agreement. In addition, the Company may under certain circumstances disregard voting instructions that would require changes in an investment management agreement, investment manager, an investment advisory agreement or an investment adviser of a Fund, provided that the Company reasonably disapproves of such changes in accordance with applicable regulations under the 1940 Act. If the Company ever disregards voting instructions, Owners and Payees will be advised of that action and of the reasons for such action in the next semiannual report for the appropriate Fund.


DIRECTORS AND EXECUTIVE OFFICERS


     The name, age, positions and offices, term as director, and business experience during the past five years for the Company's directors and executive officers are listed in the following table:


----------------------------------------------------------------------------------------------------
                                      OFFICERS OF THE COMPANY
----------------------------------------------------------------------------------------------------
                                    POSITION(S) HELD
      NAME AND ADDRESS        AGE   WITH THE COMPANY  PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------
Dennis H. Chookaszian         54    Director,         Chairman of the Board and Chief Executive
CNA Plaza                           Chairman of the   Officer of CNA since September 1992. Prior
Chicago, IL 60685                   Board and Chief   thereto, Mr. Chookaszian was President and
                                    Executive         Chief Operating Officer of CNA. Mr.
                                    Officer           Chookaszian has served as a Director of the
                                                      Company since April 1978.
----------------------------------------------------------------------------------------------------
Philip L. Engel               57    Director and      President of CNA since September 1992. Prior
CNA Plaza                           President         thereto, Mr. Engel was Executive Vice
Chicago, IL 60685                                     President of CNA. Mr. Engel has served as a
                                                      Director of the Company since September 1992.
----------------------------------------------------------------------------------------------------
Michael C. Garner             45    Senior Vice       Senior Vice President of CNA since September
CNA Plaza                           President and     1993. Prior thereto, Mr. Garner was a partner
Chicago, IL 60685                   Director          of Coopers & Lybrand LLP. Mr. Garner has
                                                      served as a Director of the Company since
                                                      October 1996.
----------------------------------------------------------------------------------------------------
Bernard L. Hengesbaugh        51    Executive Vice    Executive Vice President and Chief Operating
CNA Plaza                           President and     Officer of CNA since February 1998. Prior
Chicago, IL 60685                   Chief Operating   thereto, Mr. Hengesbaugh was Senior Vice
                                    Officer           President of CNA since November 1990.
----------------------------------------------------------------------------------------------------
Peter E. Jokiel               50    Director and      Senior Vice President of CNA since November
CNA Plaza                           Senior Vice       1990. Chief Financial Officer of CNA from
Chicago, IL 60685                   President         November 1990 through October 1997. Mr. Jokiel
                                                      served as a Director of the Company from July
                                                      1992 through October 1997.
----------------------------------------------------------------------------------------------------
Jonathan D. Kantor            42    Senior Vice       Senior Vice President, Secretary and General
CNA Plaza                           President,        Counsel of CNA since April 1997. Group Vice
Chicago, IL 60685                   Secretary,        President of CNA since April 1994. Prior
                                    General Counsel   thereto, Mr. Kantor was a partner at the law
                                    and Director      firm of Shea & Gould.* Mr. Kantor has served
                                                      as a Director of the Company since April 1997.
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                      OFFICERS OF THE COMPANY
----------------------------------------------------------------------------------------------------
                                    POSITION(S) HELD
      NAME AND ADDRESS        AGE   WITH THE COMPANY  PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------
Patricia L. Kubera            42    Group Vice        Group Vice President and Controller of CNA
CNA Plaza                           President,        since January 1993. Prior thereto, Ms. Kubera
Chicago, IL 60685                   Controller and    was Assistant Vice President of CNA. Ms.
                                    Director          Kubera has served as a Director of the Company
                                                      since November 1994.
----------------------------------------------------------------------------------------------------
W. James MacGinnitie          59    Senior Vice       Senior Vice President and Chief Financial
CNA Plaza                           President, Chief  Officer of CNA since October 1997. From 1994
Chicago, IL 60685                   Financial         through 1997, Mr. MacGinnitie was a partner at
                                    Officer and       Ernst & Young. Prior thereto, Mr. MacGinnitie
                                    Director          was a principal with Tillinghast. Mr.
                                                      MacGinnitie has served as a Director of the
                                                      Company since October 1997.
----------------------------------------------------------------------------------------------------
William H. Sharkey, Jr.       50    Senior Vice       Senior Vice President of CNA since January
CNA Plaza                           President and     1994. Prior thereto, Mr. Sharkey was Senior
Chicago, IL 60685                   Director          Vice President of Cigna Healthcare from
                                                      October 1991 through February 1994. Mr.
                                                      Sharkey has served as a Director of the
                                                      Company since November 1994.
----------------------------------------------------------------------------------------------------


     Each director is elected to serve until the next annual meeting of stockholders or until his or her successor is elected and shall have qualified. Some directors hold various executive positions with insurance company affiliates of the Company. Executive officers serve at the discretion of the Board of Directors.

     * Shea & Gould declared bankruptcy in 1995.


COMPANY HOLIDAYS


     The Company is closed on the following days in 1997: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the day after Thanksgiving Day, and Christmas Day.

STATE REGULATION

     The Company is subject to regulation by the Department of Insurance of the Commonwealth of Pennsylvania, which periodically examines the financial condition and operations of the Company. The Company is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

     The Company is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.


IMPACT OF YEAR 2000 ON VFL



     The widespread use of computer programs, both in the United States and internationally, that rely on two digit date fields to perform computations and decision making functions may cause computer systems to malfunction when processing information involving dates after the year 1999. Such malfunctions could lead to business delays and disruptions. All subsidiaries of CNAF, including VFL, utilize the same systems in conducting day-to-day operations. VFL is in the process of replacing many of its legacy systems and is upgrading its systems to accommodate business for the year 2000 and beyond. VFL believes that it is on schedule to resolve the year 2000 issue in a timely manner. VFL's cost to upgrade and replace its systems will be included as part of the total cost incurred by CNAF to replace and upgrade its systems. Based upon current assessments, CNAF estimates its total cost will be approximately $60 to $70 million. VFL will be allocated its proportionate share of this cost upon completion of the upgrade; however, a reasonable estimate of this cost is not currently available. Due to the interdependent nature of computer systems, VFL may be adversely impacted depending upon whether it or other entities not affiliated with VFL (vendors and business partners) address this issue successfully. To mitigate this impact, CNAF is communicating with its vendors and business partners to coordinate the year 2000 conversion. At this time, management is unable to determine whether the adverse impact, if any, in connection with the foregoing circumstances would be material to VFL.


ADDITIONAL INFORMATION

     A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

EXPERTS


     The balance sheets of the Company as of December 31, 1997 and 1996, and the related statements of operations and cash flows for each of the three years in the period ended December 31, 1997, have been audited by Deloitte & Touche, LLP, independent auditors, as set forth in their report thereon and included herein. Such financial statements are included in this prospectus in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Rodney A. Haviland, A.S.A. whose opinion is filed as an exhibit to the registration statement.


LEGAL MATTERS


     Sutherland, Asbill & Brennan, LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholder
Valley Forge Life Insurance Company


     We have audited the accompanying balance sheets of Valley Forge Life Insurance Company (a wholly-owned subsidiary of Continental Assurance Company, which is a wholly-owned subsidiary of Continental Casualty Company, a wholly-owned subsidiary of CNA Financial Corporation, an affiliate of Loews Corporation) as of December 31, 1997 and 1996 and the related statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.


     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


     In our opinion, such financial statements present fairly, in all material respects, the financial position of Valley Forge Life Insurance Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Chicago, Illinois

February 18, 1998

     The following financial statements are those of Valley Forge Life Insurance Company and not those of the Separate Account. They are included for the purpose of informing investors as to the financial position and operations of the Company.

                      VALLEY FORGE LIFE INSURANCE COMPANY

                                 BALANCE SHEET

-------------------------------------------------------------------------------------
                        DECEMBER 31                              1997         1996
-------------------------------------------------------------------------------------
(In thousands of dollars)
ASSETS:
  Investments:
    Fixed maturities available-for-sale (cost: $466,267 and
     $321,432)..............................................  $  471,707   $  321,066
    Equity securities available-for-sale (cost: $981 and
     $1,073)................................................       2,260        2,959
    Policy loans............................................      66,971       60,267
    Other invested assets...................................         433           --
    Short-term investments..................................       4,597       42,757
                                                              ----------   ----------
        TOTAL INVESTMENTS...................................     545,968      427,049
  Cash......................................................      24,565       24,759
  Receivables:
    Reinsurance receivables.................................   1,586,471    1,320,583
    Premium and other insurance receivables.................      65,196       61,390
    Less allowance for doubtful accounts....................        (285)        (378)
  Deferred acquisition costs................................      95,354       74,589
  Accrued investment income.................................       5,245        4,945
  Receivables for securities sold...........................         744           --
  Deferred income taxes.....................................          --          312
  Due from affiliates.......................................      35,999       67,499
  Other.....................................................         228           54
  Separate Account business.................................       8,941           --
-------------------------------------------------------------------------------------
        TOTAL ASSETS                                          $2,368,426   $1,980,802
=====================================================================================
LIABILITIES AND STOCKHOLDER'S EQUITY:
Liabilities:
  Insurance reserves:
    Future policy benefits..................................  $1,906,899   $1,621,504
    Claims..................................................      81,242       60,568
    Policyholders' funds....................................      39,928       38,145
  Payables for securities purchased.........................         497           --
  Federal income taxes payable..............................       5,975        3,824
  Deferred income taxes.....................................       4,098           --
  Commissions and other payables............................      19,787       22,004
  Other.....................................................      84,799       35,217
  Separate Account business.................................       8,941           --
                                                              ----------   ----------
        TOTAL LIABILITIES...................................   2,152,166    1,781,262
                                                              ----------   ----------
Commitments and contingent liabilities--Note 7 and 9
Stockholder's Equity
  Common stock ($50 par value; Authorized-200,000 shares;
    Issued-50,000 shares)...................................       2,500        2,500
  Additional paid-in capital................................      39,150       39,150
  Retained earnings.........................................     170,230      156,900
  Net unrealized investment gains...........................       4,380          990
                                                              ----------   ----------
        TOTAL STOCKHOLDER'S EQUITY..........................     216,260      199,540
-------------------------------------------------------------------------------------
        TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY            $2,368,426   $1,980,802
=====================================================================================

                See accompanying Notes to Financial Statements.

                      VALLEY FORGE LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

------------------------------------------------------------------------------------------------
                   YEAR ENDED DECEMBER 31                         1997        1996        1995
------------------------------------------------------------------------------------------------
(In thousands of dollars)
Revenues:
  Premiums..................................................    $332,172    $325,486    $296,653
  Net investment income.....................................      29,913      29,312      31,494
  Realized investment gains.................................       4,200       4,771      13,783
  Other.....................................................       6,872       8,217       4,818
                                                                --------    --------    --------
                                                                 373,157     367,786     346,748
                                                                --------    --------    --------
Benefits and expenses:
  Insurance claims and policyholders' benefits..............     307,207     304,840     270,936
  Amortization of deferred acquisition costs................      11,818       1,177       6,066
  Other operating expenses..................................      33,505      36,022      35,036
                                                                --------    --------    --------
                                                                 352,530     342,039     312,038
                                                                --------    --------    --------
    Income before income tax................................      20,627      25,747      34,710
Income tax expense..........................................       7,297       9,028      12,200
================================================================================================
    NET INCOME                                                  $ 13,330    $ 16,719    $ 22,510
================================================================================================

                See accompanying Notes to Financial Statements.

                      VALLEY FORGE LIFE INSURANCE COMPANY

                       STATEMENT OF STOCKHOLDER'S EQUITY

-----------------------------------------------------------------------------------------------------------------------
                                                                                                   NET
                                                                      ADDITIONAL                UNREALIZED
                                                             COMMON    PAID-IN     RETAINED     INVESTMENT
                                                             STOCK     CAPITAL     EARNINGS   GAINS (LOSSES)    TOTAL
-----------------------------------------------------------------------------------------------------------------------
(In thousands of dollars)
BALANCE, JANUARY 1, 1995...................................  $2,500    $39,150     $117,671      $ (3,125)     $156,196
  Net income...............................................   --         --         22,510           --          22,510
  Change in net unrealized gains/(losses)..................   --         --          --            16,766        16,766
                                                             ------    -------     --------      --------      --------
BALANCE, DECEMBER 31, 1995.................................  2,500      39,150     140,181         13,641       195,472
  Net income...............................................   --         --         16,719           --          16,719
  Change in net unrealized gains/(losses)..................   --         --          --           (12,651)      (12,651)
                                                             ------    -------     --------      --------      --------
BALANCE, DECEMBER 31, 1996.................................  2,500      39,150     156,900            990       199,540
  Net income...............................................   --         --         13,330           --          13,330
  Change in net unrealized gains/(losses)..................   --         --          --             3,390         3,390
=======================================================================================================================
BALANCE, DECEMBER 31, 1997                                   $2,500    $39,150     $170,230      $  4,380      $216,260
=======================================================================================================================

                See accompanying Notes to Financial Statements.

                      VALLEY FORGE LIFE INSURANCE COMPANY

                            STATEMENT OF CASH FLOWS

-----------------------------------------------------------------------------------------------
                   YEAR ENDED DECEMBER 31                       1997        1996        1995
-----------------------------------------------------------------------------------------------
                                   (In thousands of dollars)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income................................................  $  13,330   $  16,719   $  22,510
                                                              ---------   ---------   ---------
  Adjustments to reconcile net income to net cash flows from operating activities:
    Net realized investment gains, pre-tax..................     (4,200)     (4,771)    (13,783)
    Amortization of bond discount...........................     (2,438)     (4,922)     (3,921)
    Changes in:
      Insurance receivables, net............................   (269,787)   (254,549)   (151,415)
      Deferred acquisition costs............................    (20,765)    (23,989)     (9,267)
      Accrued investment income.............................       (300)       (258)         69
      Due from affiliates...................................     31,500     (62,563)    (55,308)
      Federal income taxes..................................      2,151       4,399         (28)
      Deferred income taxes.................................      2,581       3,309         453
      Insurance reserves....................................    221,252     198,239     156,530
      Commissions and other payables........................     (2,217)      9,368       5,594
      Other, net............................................     49,429     (17,744)     29,619
                                                              ---------   ---------   ---------
            TOTAL ADJUSTMENTS...............................      7,206    (153,481)    (41,457)
                                                              ---------   ---------   ---------
            NET CASH FLOWS FROM OPERATING ACTIVITIES........     20,536    (136,762)    (18,947)
                                                              ---------   ---------   ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of fixed maturities.............................   (464,361)   (535,263)   (361,579)
  Proceeds from fixed maturities:
    Sales...................................................    278,459     530,828     336,731
    Maturities, calls and redemptions.......................     45,442      36,726      51,046
  Purchases of equity securities............................     (1,334)       (728)     --
  Proceeds from sales of equity securities..................      2,447       1,306      --
  Change in short-term investments..........................     39,301      (2,851)      1,901
  Change in policy loans....................................     (6,704)     (4,259)     (9,007)
  Change in other invested assets...........................       (580)     --          --
  Other, net................................................     --              72          85
                                                              ---------   ---------   ---------
            NET CASH FLOWS FROM INVESTING ACTIVITIES........   (107,330)     25,831      19,177
                                                              ---------   ---------   ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Receipts for investment contracts credited to policyholder
    account balances........................................    111,478      98,091      40,398
  Return of policyholder account balances in investment
    contracts...............................................    (24,878)     (4,504)       (451)
                                                              ---------   ---------   ---------
            NET CASH FLOWS FROM FINANCING ACTIVITIES........     86,600      93,587      39,947
                                                              ---------   ---------   ---------
            NET CASH FLOWS..................................       (194)    (17,344)     40,177
Cash at beginning of period.................................     24,759      42,103       1,926
-----------------------------------------------------------------------------------------------
CASH AT END OF PERIOD.......................................  $  24,565   $  24,759   $  42,103
===============================================================================================
Supplemental disclosures of cash flow information:
  Federal income taxes paid.................................  $   2,488   $   1,965   $   6,531
===============================================================================================

                See accompanying Notes to Financial Statements.

                      VALLEY FORGE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES:

BASIS OF PRESENTATION

     Valley Forge Life Insurance Company ("VFL") is a wholly-owned subsidiary of Continental Assurance Company ("Assurance"). Assurance is a wholly-owned subsidiary of Continental Casualty Company ("Casualty") which is wholly-owned by CNA Financial Corporation ("CNAF"). Loews Corporation owns approximately 84% of the outstanding common stock of CNAF.

     VFL sells a variety of individual and group insurance products. The individual insurance products consist primarily of term and universal life insurance policies and individual annuities. Group insurance products include life, pension and accident and health, consisting primarily of major medical and hospitalization.

     The operations, assets and liabilities of VFL and its parent, Assurance, are managed, to a large extent, on a combined basis. Pursuant to a Reinsurance Pooling Agreement, amended July 1, 1996, VFL cedes all of its business, excluding its separate account business, to its parent, Assurance. This business is then pooled with the business of Assurance, which excludes Assurance's participating contracts and separate account business, and 10% of the combined pool is assumed by VFL.

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). Certain amounts applicable to prior years have been reclassified to conform to classifications followed in 1997.

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INSURANCE

     Premium revenue--Revenues on universal life type contracts are comprised of contract charges and fees which are recognized over the coverage period. Accident and health insurance premiums are earned ratably over the terms of the policies after provision for estimated adjustments on retrospectively rated policies and deductions for ceded insurance. Other life insurance premiums are recognized as revenue when due, after deductions for ceded insurance.

     Future policy benefit reserves--Reserves for traditional life insurance products (whole and term life products) are computed based upon the net level premium method using actuarial assumptions as to interest rates, mortality, morbidity, withdrawals and expenses. Actuarial assumptions include a margin for adverse deviation and generally vary by plan, age at issue and policy duration. Interest rates range from 3% to 11%, and mortality, morbidity and withdrawal assumptions reflect VFL and industry experience prevailing at the time of issue. Expense assumptions include the estimated effects of inflation and expenses beyond the premium paying period. Reserves for universal life-type contracts are equal to the account balances that accrue to the benefit of the policyholders. Interest crediting rates ranged from 4.9% to 7.3% for the three years ended December 31, 1997.

     Claim reserves--Claim reserves include provisions for reported claims in the course of settlement and estimates of unreported losses based upon past experience.

     Reinsurance--In addition to the pooling agreement with Assurance, VFL also assumes and cedes insurance with other insurers and reinsurers and members of various reinsurance pools and associations. VFL utilizes reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposures on larger risks. The reinsurance coverages are tailored to the specific risk characteristics of each product line with VFL's retained amount varying by type of coverage. VFL's reinsurance includes quota

                      VALLEY FORGE LIFE INSURANCE COMPANY

NOTE 1.--(CONTINUED)
share, yearly renewable term and facultative programs. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability.

     Deferred acquisition costs--Life acquisition costs are capitalized and amortized based on assumptions consistent with those used for computing policy benefit reserves. Acquisition costs on traditional life business are amortized over their assumed premium paying periods. Universal life and annuity acquisition costs are amortized in proportion to the present value of the estimated gross profits over the products' assumed durations, which are regularly evaluated and adjusted, as appropriate. Based on 1996 evaluations, the assumed interest rate spreads were adjusted, the effect of which was to reduce amortization by approximately $3.0 million for the year ended December 31, 1996.

INVESTMENTS

     Valuation of investments--VFL classifies its fixed maturities and its equity securities as available-for-sale, and as such, they are carried at fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization and accretion are included in investment income.

     Policy loans are carried at unpaid balances. Short-term investments, which have an original maturity of one year or less, are carried at amortized cost which approximates market value. VFL has no real estate or mortgage loans. VFL accounts for its derivative securities under the fair value method. Under this method the derivative securities are recorded at fair value at the reporting date with changes in fair value reflected in realized investment gains and losses. VFL's derivatives are made up of interest rate caps and purchased options and are classified as other invested assets.

     Investment gains and losses--All securities transactions are recorded on the trade date. Realized investment gains and losses are determined on the basis of the cost of the specific securities sold. Unrealized investment gains and losses on fixed maturities and equity securities are reflected as part of stockholder's equity, net of applicable deferred income taxes. Investments are written down to estimated fair values and losses are charged to income when a decline in value is considered to be other than temporary.

     Securities sold under repurchase agreements--VFL has a securities lending program where securities are loaned to third parties, primarily major brokerage firms. Borrowers of these securities must deposit 100% of the fair value of the securities if the collateral is cash, or 102% if the collateral is securities. Cash deposits from these transactions are invested in short-term investments (primarily commercial paper). VFL continues to receive the interest on the loaned debt securities, as beneficial owner and, accordingly, the loaned debt securities are included within fixed maturities. The liabilities for securities sold subject to repurchase agreements are recorded at their contractual repurchase amounts. VFL had no securities on loan at December 31, 1997 or 1996.

     Separate Account business--VFL writes certain annuity contracts and universal life policies. The supporting assets and liabilities of these contracts and policies are legally segregated and reflected as assets and liabilities of Separate Account business. Substantially all assets of the Separate Account business are carried at fair value. Separate account liabilities are principally obligations due to contractholders, which are carried at contract values.

INCOME TAXES

     The provision for income taxes includes deferred taxes, resulting from temporary differences between the financial statement and tax return bases of assets and liabilities under the liability method. Temporary differences primarily relate to insurance reserves, investment valuation differences, net unrealized investment gains/losses and deferred acquisition costs.

                      VALLEY FORGE LIFE INSURANCE COMPANY

NOTE 2. INVESTMENTS:

                                     NET INVESTMENT INCOME
-----------------------------------------------------------------------------------------------
                   YEAR ENDED DECEMBER 31                      1997         1996         1995
-----------------------------------------------------------------------------------------------
(In thousands of dollars)
Fixed maturities:
  Taxable bonds.............................................  $20,669      $21,597      $21,576
  Tax exempt bonds..........................................        1           12           23
Equity securities...........................................       72           59           64
Policy loans................................................    4,264        3,669        3,925
Short-term investments......................................    4,885        4,197        6,037
Security repurchase transactions............................       --           --          135
Other.......................................................      200           --            2
                                                              -------      -------      -------
                                                               30,091       29,534       31,762
Investment expense..........................................      178          222          268
-----------------------------------------------------------------------------------------------
        NET INVESTMENT INCOME                                 $29,913      $29,312      $31,494
===============================================================================================

                             ANALYSIS OF INVESTMENT GAINS (LOSSES)
------------------------------------------------------------------------------------------------
                   YEAR ENDED DECEMBER 31                      1997          1996         1995
------------------------------------------------------------------------------------------------
(In thousands of dollars)
Realized investment gains (losses):
  Fixed maturities..........................................  $ 3,333      $  4,123      $13,674
  Equity securities.........................................    1,021           578           --
  Other.....................................................     (154)           70          109
                                                              -------      --------      -------
                                                                4,200         4,771       13,783
Income tax expense..........................................   (1,470)       (1,670)      (4,824)
                                                              -------      --------      -------
        NET REALIZED INVESTMENT GAINS.......................    2,730         3,101        8,959
                                                              -------      --------      -------
Change in net unrealized investment gains (losses):
  Fixed maturities..........................................    5,806       (20,726)      25,405
  Equity securities.........................................     (607)        1,263          389
  Other, principally Separate Account business..............       20            --           --
                                                              -------      --------      -------
                                                                5,219       (19,463)      25,794
  Income tax (expense) benefit..............................   (1,829)        6,812       (9,028)
                                                              -------      --------      -------
        CHANGE IN NET UNREALIZED INVESTMENT GAINS
        (LOSSES)............................................    3,390       (12,651)      16,766
------------------------------------------------------------------------------------------------
        NET REALIZED AND UNREALIZED INVESTMENT GAINS
        (LOSSES)                                              $ 6,120      $ (9,550)     $25,725
================================================================================================

SUMMARY OF GROSS REALIZED
INVESTMENT GAINS (LOSSES) FOR FIXED
MATURITIES AND EQUITY SECURITIES

-------------------------------------------------------------------------------------------------------------------------
                                                       1997                      1996                      1995
                                              -----------------------   -----------------------   -----------------------
                                                FIXED        EQUITY       FIXED        EQUITY       FIXED        EQUITY
           YEAR ENDED DECEMBER 31             MATURITIES   SECURITIES   MATURITIES   SECURITIES   MATURITIES   SECURITIES
-------------------------------------------------------------------------------------------------------------------------
(In thousands of dollars)
Proceeds from sales.........................   $278,459      $2,447      $530,828      $1,306      $336,731      $  --
                                               ========      ======      ========      ======      ========      =====
Gross realized gains........................   $  4,793      $1,113      $  7,927      $  578      $ 18,185         --
Gross realized losses.......................     (1,460)        (92)       (3,804)         --        (4,511)        --
-------------------------------------------------------------------------------------------------------------------------
    NET REALIZED GAINS ON SALES                $  3,333      $1,021      $  4,123      $  578      $ 13,674      $  --
=========================================================================================================================

                      VALLEY FORGE LIFE INSURANCE COMPANY

NOTE 2.--(CONTINUED)
ANALYSIS OF NET UNREALIZED INVESTMENT GAINS
(LOSSES) INCLUDED IN STOCKHOLDER'S EQUITY
--------------------------------------------------------------------------------

                                                                           1997                           1996
                                                                ---------------------------    ---------------------------
                        DECEMBER 31                             GAINS     LOSSES      NET      GAINS     LOSSES      NET
--------------------------------------------------------------------------------------------------------------------------
(In thousands of dollars)
Fixed maturities............................................    $6,227    $(787)    $ 5,440    $3,226    $(3,592)   $ (366)
Equity securities...........................................     1,279       --       1,279     1,886         --     1,886
Other, principally Separate Account business................        20       --          20        --         --        --
                                                                ------    -----     -------    ------    -------    ------
                                                                $7,526    $(787)      6,739    $5,112    $(3,592)    1,520
                                                                ======    =====                ======    =======
Deferred income tax expense.................................                         (2,359)                          (530)
--------------------------------------------------------------------------------------------------------------------------
  NET UNREALIZED INVESTMENT GAINS                                                   $ 4,380                         $  990
==========================================================================================================================

SUMMARY OF INVESTMENTS IN FIXED MATURITIES
AND EQUITY SECURITIES AVAILABLE FOR SALE
--------------------------------------------------------------------------------

                                                                               GROSS         GROSS
                                                                AMORTIZED    UNREALIZED    UNREALIZED     MARKET
DECEMBER 31, 1997                                                 COST         GAINS         LOSSES       VALUE
-----------------------------------------------------------------------------------------------------------------
(In thousands of dollars)
United States Treasury securities and obligations of
  government agencies.......................................    $299,066       $2,073        $  711      $300,428
Asset-backed securities.....................................      68,612          147            74        68,685
Corporate securities........................................      72,431        2,384             2        74,813
Other debt securities.......................................      26,158        1,623            --        27,781
                                                                --------       ------        ------      --------
    Total fixed maturities..................................     466,267        6,227           787       471,707
Equity securities...........................................         981        1,279            --         2,260
-----------------------------------------------------------------------------------------------------------------
    TOTAL                                                       $467,248       $7,506        $  787      $473,967
=================================================================================================================
DECEMBER 31, 1996
United States Treasury securities and obligations of
  government agencies.......................................    $117,213       $  141        $2,486      $114,868
Asset-backed securities.....................................     113,376          641           767       113,251
States, municipalities and political
  subdivisions-tax-exempt...................................          30           --            --            30
Corporate securities........................................      55,196          988           335        55,849
Other debt securities.......................................      35,617        1,456             4        37,068
                                                                --------       ------        ------      --------
    Total fixed maturities..................................     321,432        3,226         3,592       321,066
Equity securities...........................................       1,073        1,886            --         2,959
-----------------------------------------------------------------------------------------------------------------
    TOTAL                                                       $322,505..     $5,112        $3,592      $324,025
=================================================================================================================

SUMMARY OF INVESTMENTS IN FIXED
MATURITIES BY CONTRACTUAL MATURITY
--------------------------------------------------------------------------------------------------------------
                                                                        1997                     1996
                                                                ---------------------    ---------------------
                                                                AMORTIZED     MARKET     AMORTIZED     MARKET
                        DECEMBER 31                               COST        VALUE        COST        VALUE
--------------------------------------------------------------------------------------------------------------
(In thousands of dollars)
Due in one year or less.....................................    $  2,249     $  2,255    $  3,299     $  3,305
Due after one year through five years.......................     302,053      301,749     118,507      116,223
Due after five years through ten years......................      54,663       56,502      47,998       48,866
Due after ten years.........................................      38,690       42,516      38,252       39,421
Asset-backed securities not due at a single maturity date...      68,612       68,685     113,376      113,251
--------------------------------------------------------------------------------------------------------------
    TOTAL                                                       $466,267     $471,707    $321,432     $321,066
==============================================================================================================

     Actual maturities may differ from contractual maturities because securities may be called or prepaid with or without call or prepayment penalties.

                      VALLEY FORGE LIFE INSURANCE COMPANY

NOTE 2.--(CONTINUED)
     There are no investments, other than equity securities, that have not produced income for the years ended December 31, 1997 and 1996. There are no investments in a single issuer, other than the U.S. government, that when aggregated exceed 10% of stockholder's equity.

NOTE 3. FAIR VALUE OF FINANCIAL INSTRUMENTS:

     Fair values are required to be disclosed for all financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values may be based on estimates using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rates and estimates of future cash flows. Potential taxes and other transaction costs have not been considered in estimating fair value. The estimates presented herein are subjective in nature and are not necessarily indicative of the amounts VFL could realize in a current market exchange. Any difference would not be expected to be material.

     All nonfinancial instruments such as deferred acquisition costs, reinsurance receivables, deferred income taxes and insurance reserves are excluded from fair value disclosure. Thus, the total fair value amounts cannot be aggregated to determine the underlying economic value of VFL.

     The carrying amounts reported in the balance sheet approximate fair value for cash, short-term investments, premium and other insurance receivables, accrued investment income, receivables for securities sold, payables for securities purchased and certain other assets and other liabilities because of their short-term nature. Accordingly, these financial instruments are not listed in the table below.

     The carrying amounts and estimated fair values of VFL's other financial instrument assets and liabilities are listed below:

-----------------------------------------------------------------------------------------------------------
                                                                      1997                    1996
                                                              ---------------------   ---------------------
                                                              CARRYING   ESTIMATED    CARRYING   ESTIMATED
                        DECEMBER 31                            AMOUNT    FAIR VALUE    AMOUNT    FAIR VALUE
-----------------------------------------------------------------------------------------------------------
(In thousands of dollars)
FINANCIAL ASSETS
  Investments:
  Fixed maturities..........................................  $471,707    $471,707    $321,066    $321,066
  Equity securities.........................................     2,260       2,260       2,959       2,959
  Policy loans..............................................    66,971      63,756      60,267      56,169
  Other invested assets.....................................       433         433       --         --
  Separate Account business:
  Fixed maturities..........................................     3,198       3,198       --         --
  Equity securities.........................................     5,233       5,233       --         --
  Other.....................................................       305         305       --         --
FINANCIAL LIABILITIES
Premium deposits and annuity contracts......................   266,093     247,567     167,049     153,676
===========================================================================================================

     The following methods and assumptions were used by VFL in estimating the fair value amounts for financial instruments:

          Fixed maturities and equity securities are based on quoted market prices, where available. For securities not actively traded, fair values are estimated using values obtained from independent pricing services, costs to settle, or quoted market prices of comparable instruments.

          The fair values for policy loans are estimated using discounted cash flow analyses at interest rates currently offered for similar loans to borrowers with comparable credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

                      VALLEY FORGE LIFE INSURANCE COMPANY

NOTE 3.--(CONTINUED):
          Valuation techniques to determine fair value of other Separate Account business assets consist of discounted cash flows and quoted market prices of (a) the investments or (b) comparable instruments. The fair value of other Separate Account business liabilities approximates their carrying value.

          Premium deposits and annuity contracts are valued based on cash surrender values and the outstanding fund balances.

     VFL invests from time to time in certain derivative financial instruments primarily to reduce its exposure to market risk. Financial instruments used for such purposes may include interest rate caps, put and call options, commitments to purchase securities, futures and forwards. VFL also uses derivatives to mitigate the risk associated with certain guaranteed annuity contracts by purchasing certain options in a notional amount equal to the original customer deposit. VFL generally does not hold or issue these instruments for trading purposes.

     Derivative financial instruments consist of interest rate caps in the general account and purchased options in the Separate Accounts at December 31, 1997. The gross notional principal or contractual amounts of derivative financial instruments in the general account at December 31, 1997 totaled $50 million. The gross notional principal or contractual amounts of derivative financial instruments in the Separate Accounts totaled $1.5 million at December 31, 1997. VFL had no derivative financial instrument holdings at December 31, 1996. The contract or notional amounts are used to calculate the exchange of contractual payments under the agreements and are not representative of the potential for gain or loss on these agreements.

     The fair values associated with derivative financial instruments are generally affected by interest rates, equity stock prices and foreign exchange rates. The credit exposure associated with these instruments is generally limited to the fair value of the instruments and will vary based on the creditworthiness of the counterparties. The risk of default depends on the creditworthiness of the counterparty to the instrument. Although VFL is exposed to the aforementioned credit risk, it does not expect any counterparty to fail to perform as contracted based on the creditworthiness of the counterparties. Due to the nature of the derivative securities, VFL does not require collateral.

     The fair value of derivatives generally reflects the estimated amounts that VFL would receive or pay upon termination of the contracts at the reporting date. Dealer quotes are available for substantially all of VFL's derivatives. For securities not actively traded, fair values are estimated using values obtained from independent pricing services, costs to settle, or quoted market prices of comparable instruments. The fair value of derivative financial instruments in the general account and Separate Accounts at December 31, 1997 totaled $.4 million and $.3 million, respectively. Net realized losses on derivative financial instruments held in the general account totaled $.1 million for the year ended December 31, 1997, while net realized losses on derivatives in the Separate Accounts were negligible for the same period.

     Options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, to either purchase or sell a financial instrument at a specified price within a specified period of time.

     An interest rate cap consists of a guarantee given by the issuer to the purchaser in exchange for the payment of a premium. This guarantee states that if interest rates rise above a specified rate, the issuer will pay to the purchaser the difference between the then current market rate and the specified rate on the notional principal amount. The notional principal amount is not actually borrowed or repaid.

NOTE 4. STATUTORY CAPITAL AND SURPLUS:

     Statutory capital and surplus and net income for VFL are determined in accordance with accounting practices prescribed or permitted by the Pennsylvania Insurance Department. Prescribed statutory accounting

                      VALLEY FORGE LIFE INSURANCE COMPANY

NOTE 4.--(CONTINUED):
practices are set forth in a variety of publications of the National Association of Insurance Commissioners as well as state laws, regulations, and general administrative rules. VFL has no material permitted accounting practices. VFL had statutory net losses of $1.0 million and $2.7 million for the years ended December 31, 1997 and 1996, and net income of $8.9 million for the year ended December 31, 1995. The statutory net losses for 1997 and 1996 were primarily due to the immediate expensing of acquisition costs which were substantial as a result of the increase in sales of individual life and annuity products. Under GAAP, such costs are capitalized and amortized to income over the duration of these contracts. Statutory capital and surplus for VFL was $125.3 million and $124.3 million at December 31, 1997 and 1996, respectively.

     The payment of dividends by VFL to Assurance without prior approval of the Pennsylvania Insurance Department is limited to formula amounts. As of December 31, 1997 and 1996, approximately $12.5 million and $12.4 million, respectively, was not subject to prior Insurance Department approval.

NOTE 5. BENEFIT PLANS:

     VFL has no employees as it has contracted with Casualty for services provided by Casualty employees. As Casualty is a wholly-owned subsidiary of CNAF, all Casualty employees are covered by CNAF's Benefit Plans. The plans are discussed below.

PENSION PLAN

     CNAF has noncontributory pension plans covering all full-time employees age 21 or over who have completed at least one year of service. Casualty is included in the CNA Employees' Retirement Plan and VFL is allocated their proportionate share of these expenses. While the benefits for the plans vary, they are generally based on years of credited service and the employee's highest sixty consecutive months of compensation.

     CNAF's funding policy is to make contributions in accordance with applicable governmental regulatory requirements. The assets of the plans are invested primarily in U.S. government securities with the balance in short-term investments, common stocks and other fixed income securities.

     The funded status is determined using assumptions at the end of the year. Underfunded plans are those plans for which the accumulated benefit obligation is in excess of plan assets. Overfunded plans are those plans for which plan assets exceed the accumulated benefit obligations. Pension cost is determined using assumptions at the beginning of the year.

     The net pension cost allocated to VFL was $4.0 million, $3.6 million and $1.7 million for the years ended December 31, 1997, 1996 and 1995, respectively.

     The following table sets forth the plans' funded status and amounts recognized in CNAF's consolidated financial statements at December 31, 1997, 1996 and 1995:

ACCUMULATED BENEFIT OBLIGATION

---------------------------------------------------------------------------------------------------------------------------
                                                             1997                 1996                       1995
                                                          -----------   ------------------------   ------------------------
                                                          UNDERFUNDED   OVERFUNDED   UNDERFUNDED   OVERFUNDED   UNDERFUNDED
DECEMBER 31                                                  PLANS        PLANS         PLANS        PLANS         PLANS
---------------------------------------------------------------------------------------------------------------------------
(In thousands of dollars)
Actuarial present value of accumulated plan benefits:
  Vested................................................  $1,339,708     $517,221     $622,548      $491,052     $646,017
  Nonvested.............................................      76,992       37,718       32,369        28,346       14,126
---------------------------------------------------------------------------------------------------------------------------
    ACCUMULATED BENEFIT OBLIGATION                        $1,416,700     $554,939     $654,917      $519,398     $660,143
===========================================================================================================================

                      VALLEY FORGE LIFE INSURANCE COMPANY

NOTE 5.--(CONTINUED):
NET PENSION ASSET (LIABILITY)

--------------------------------------------------------------------------------------------------------------------------
                                                            1997                 1996                       1995
                                                         -----------   ------------------------   ------------------------
                                                         UNDERFUNDED   OVERFUNDED   UNDERFUNDED   OVERFUNDED   UNDERFUNDED
DECEMBER 31                                                 PLANS        PLANS         PLANS        PLANS         PLANS
--------------------------------------------------------------------------------------------------------------------------
(In thousands of dollars)
Projected benefit obligation...........................  $1,779,799     $777,755     $ 788,333    $ 769,999     $ 809,308
Plan assets at fair value..............................   1,312,592      701,854       503,623      629,673       496,264
                                                         ----------     --------     ---------    ---------     ---------
  Plan assets less than projected benefit obligation...    (467,207)     (75,901)     (284,710)    (140,326)     (313,044)
Unrecognized net asset at January 1, 1986, being
  recognized over 12 years.............................      (2,124)      (7,099)       --          (12,176)       --
Unrecognized prior service costs.......................      88,006       19,077        77,747       21,445       104,042
Unrecognized net gain (loss)...........................     218,204      122,173       (11,793)     164,585        13,508
--------------------------------------------------------------------------------------------------------------------------
    NET PENSION (LIABILITY) ASSET                        $ (163,121)    $ 58,250     $(218,756)   $  33,528     $(195,494)
==========================================================================================================================

NET PERIODIC PENSION COST

--------------------------------------------------------------------------------------------------------------------------
                                                            1997                 1996                       1995
                                                         -----------   ------------------------   ------------------------
                                                         UNDERFUNDED   OVERFUNDED   UNDERFUNDED   OVERFUNDED   UNDERFUNDED
DECEMBER 31                                                 PLANS        PLANS         PLANS        PLANS         PLANS
--------------------------------------------------------------------------------------------------------------------------
(In thousands of dollars)
Net periodic pension cost:
  Service cost-benefits attributed to employee service
    during the year....................................   $  54,321     $ 36,489     $ 18,825     $  32,118     $ 11,596
  Interest cost on projected benefit obligation........     118,668       53,549       56,771        51,056       32,760
  Actual return on plan assets.........................    (102,950)     (31,106)     (29,013)     (115,363)     (43,432)
  Net amortization and deferral........................      17,370      (16,059)      (5,982)       72,415       19,547
--------------------------------------------------------------------------------------------------------------------------
    NET PERIODIC PENSION COST                             $  87,409     $ 42,873     $ 40,601     $  40,226     $ 20,471
==========================================================================================================================

     Actuarial assumptions are set forth in the following table:

ASSUMPTIONS

--------------------------------------------------------------------------------------------------------
DECEMBER 31                                                   1997      1996         1995       1994
--------------------------------------------------------------------------------------------------------
Discount rate...............................................  7.25%        7.50%        7.25%   8.50%
Rate of increase in compensation levels*....................  2.75         2.75         2.75    4.00
Expected long-term rate of return on plan assets............  7.50    7.75-8.50    7.50-8.50    8.75
--------------------------------------------------------------------------------------------------------

* Excludes age/service related merit and productivity increases.

POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFITS

     CNAF provides certain health and dental care benefits for eligible retirees, through age 64, and provides life insurance and reimbursement of Medicare Part B premiums for all eligible retired persons. CNAF funds benefit costs principally on the basis of current benefit payments.

     The net postretirement benefit cost allocated to VFL was $2.1 million, $1.3 million and $.7 million for the years ended December 31, 1997, 1996 and 1995, respectively.

                      VALLEY FORGE LIFE INSURANCE COMPANY

NOTE 5.--(CONTINUED):
     The following table sets forth the amounts recognized in CNAF's consolidated financial statements at December 31, 1997, 1996 and 1995:

ACCRUED POSTRETIREMENT BENEFIT COST
------------------------------------------------------------------------------------------------
                        DECEMBER 31                               1997        1996        1995
------------------------------------------------------------------------------------------------
(In thousands of dollars)
Accumulated postretirement benefit obligation:
  Retirees..................................................    $201,985    $171,950    $185,507
  Fully eligible, active plan participants..................      72,818      89,009      59,173
  Other active plan participants............................      87,207      88,191      62,540
                                                                --------    --------    --------
    Total accumulated postretirement benefit obligation.....     362,010     349,150     307,220
Plan assets at fair value...................................        (509)      --          --
Unrecognized prior service cost.............................        (203)        (70)      --
Unrecognized net (loss) gain................................      (8,197)    (12,215)      7,380
------------------------------------------------------------------------------------------------
    ACCRUED POSTRETIREMENT BENEFIT COST                         $353,101    $336,865    $314,600
================================================================================================

          NET PERIODIC POSTRETIREMENT BENEFIT COST
------------------------------------------------------------------------------------------------
                   YEAR ENDED DECEMBER 31                         1997        1996       1995*
------------------------------------------------------------------------------------------------
(In thousands of dollars)
Net periodic postretirement benefit cost:
  Service cost/benefits attributed to employee service
    during the year.........................................    $ 10,156    $ 11,935    $  5,969
  Interest cost on accumulated post retirement benefit
    obligation..............................................      25,135      24,146      17,506
  Expected return on assets.................................         (25)      --          --
  Amortization..............................................        (322)        374        (941)
------------------------------------------------------------------------------------------------
    NET PERIODIC POSTRETIREMENT BENEFIT COST                    $ 34,944    $ 36,455    $ 22,534
================================================================================================

* The 1995 data includes The Continental Corporation Retirement Plans from acquisition date.

                        ASSUMPTIONS
------------------------------------------------------------------------------------------
                        DECEMBER 31                               1997      1996      1995
------------------------------------------------------------------------------------------
Discount rate:
  Assumptions used in determining net periodic benefit
    cost....................................................      7.50%     7.25%     8.50%
  Assumptions used in determining the projected benefit
    obligation (liability)..................................      7.25%     7.50%     7.25%
------------------------------------------------------------------------------------------

     The assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligation was 9% in 1997, declining to an ultimate rate of 5% in 2002. The health care cost trend rate assumption has a significant effect on the amount of the benefit obligation and periodic cost reported. An increase in the assumed health care cost trend rate of 1% in each year would increase CNAF's accumulated postretirement benefit obligation as of December 31, 1997 by $23.9 million and the aggregate net periodic postretirement benefit cost for 1997 by $2.9 million.

SAVINGS PLAN

     Casualty is included in the CNA Employees' Savings Plan which is a contributory plan that allows employees to make regular contributions of up to 6% of their salary. VFL is allocated its proportionate share of CNA Employees' Savings Plan expenses. CNAF contributes an additional amount equal to 70% of the employee's regular contribution. Employees may also make an additional contribution of up to 10% of their salaries for which there is no additional contribution by CNAF. CNAF contributions allocated to and expensed by VFL for the Savings Plan were $.2 million, $1.0 million and $.7 million for the years ended December 31, 1997, 1996 and 1995, respectively.

                      VALLEY FORGE LIFE INSURANCE COMPANY

NOTE 6. INCOME TAXES:

     VFL is taxed under the provisions of the Internal Revenue Code, as applicable to life insurance companies, and is included in the consolidated Federal income tax return with CNAF and its eligible subsidiaries (CNA Tax Group), which in turn is included in the consolidated Federal income tax return of Loews and its eligible subsidiaries. The Federal income tax provision of VFL is computed as if VFL were filing its own separate return.

     VFL maintains a special tax memorandum account designated as the "Shareholder's Surplus Account." Dividends from this account may be distributed to the shareholder without resulting in any additional tax. The amount in the Shareholder's Surplus Account was $121.8 million and $100.0 million at December 31, 1997 and 1996, respectively. Another tax memorandum account, defined as the "Policyholders' Surplus Account," totaled $5.4 million at both December 31, 1997 and 1996. No further additions to this account are allowed. Amounts accumulated in the Policyholders' Surplus Account are subject to income tax if distributed to the stockholder. VFL has not provided for such a tax as VFL has no plans for such a distribution.

     Significant components of VFL's deferred tax assets and liabilities as of December 31, 1997 and 1996 are shown in the table below:

                COMPONENTS OF DEFERRED TAX ASSETS AND LIABILITIES
---------------------------------------------------------------------------------
                        DECEMBER 31                             1997       1996
---------------------------------------------------------------------------------
(In thousands of dollars)
Insurance reserves..........................................  $ 24,961   $ 17,166
Deferred acquisition costs..................................   (33,374)   (22,078)
Investment valuation........................................     6,129      5,411
Net unrealized gains........................................    (2,359)      (530)
Receivables.................................................    (2,486)      (646)
Other, net..................................................     3,031        989
---------------------------------------------------------------------------------
   NET DEFERRED TAX (LIABILITIES) ASSETS                      $ (4,098)  $    312
=================================================================================

     At December 31, 1997, gross deferred tax assets and liabilities amounted to $35.1 million and $39.2 million, respectively. Gross deferred tax assets and liabilities, at December 31, 1996, amounted to $24.9 million and $24.6 million, respectively. VFL has not established a valuation reserve at December 31, 1996 as it believes that all deferred tax assets are fully realizable.

     The components of income tax expense are as follows:

---------------------------------------------------------------------------------------------
                   YEAR ENDED DECEMBER 31                      1997        1996        1995
---------------------------------------------------------------------------------------------
(In thousands of dollars)
Current tax expense.........................................  $4,716      $5,719      $11,747
Deferred tax expense........................................   2,581       3,309          453
---------------------------------------------------------------------------------------------
    TOTAL INCOME TAX EXPENSE                                  $7,297      $9,028      $12,200
=============================================================================================

     The components of total income tax expense are allocated between operating income and realized capital gains and losses in the following table.

---------------------------------------------------------------------------------------------
                   YEAR ENDED DECEMBER 31                      1997        1996        1995
---------------------------------------------------------------------------------------------
(In thousands of dollars)
Income tax expense on:
  Operating income..........................................  $5,827      $7,358      $ 7,376
  Realized investment gains.................................   1,470       1,670        4,824
---------------------------------------------------------------------------------------------
    TOTAL INCOME TAX EXPENSE                                  $7,297      $9,028      $12,200
=============================================================================================

                      VALLEY FORGE LIFE INSURANCE COMPANY

NOTE 6.--(CONTINUED):
     A reconciliation of the statutory federal income tax rate on income is as follows:

---------------------------------------------------------------------------------------------------------------------------
                                                                       % OF                 % OF                  % OF
                                                                      PRETAX               PRETAX                PRETAX
                  YEAR ENDED DECEMBER 31                      1997    INCOME       1996    INCOME       1995     INCOME
---------------------------------------------------------------------------------------------------------------------------
(In thousands of dollars)
Income taxes at statutory rates............................  $7,219    35.0       $9,011    35.0       $12,149    35.0
Other......................................................      78     0.4           17     0.1            51     0.2
---------------------------------------------------------------------------------------------------------------------------
    INCOME TAX AT EFFECTIVE RATES                            $7,297    35.4       $9,028    35.1       $12,200    35.2
===========================================================================================================================

NOTE 7. REINSURANCE:

     The ceding of insurance does not discharge primary liability of the original insurer. VFL places reinsurance with other carriers only after careful review of the nature of the contract and a thorough assessment of the reinsurers' credit quality and claim settlement performance. Further, for carriers that are not authorized reinsurers in VFL's state of domicile, VFL receives collateral, primarily in the form of bank letters of credit. Such collateral totaled approximately $0.1 million at both December 31, 1997 and 1996.

     In the table below, the majority of life premium revenue is from long duration type contracts, while the majority of accident and health earned premiums are from short duration contracts. The effects of reinsurance on premium revenues are shown in the following schedule:

-------------------------------------------------------------------------------------------------------------------
                                                                            PREMIUMS
                                                            -----------------------------------------   ASSUMED/NET
                  YEAR ENDED DECEMBER 31                     DIRECT    ASSUMED     CEDED       NET           %
-------------------------------------------------------------------------------------------------------------------
(In thousands of dollars)
1997
  Life....................................................  $564,891    $81,502   $567,217   $ 79,176       103%
  Accident and Health.....................................     2,776    252,996      2,776    252,996       100
                                                            --------   --------   --------   --------       ---
    Total premiums........................................  $567,667   $334,498   $569,993   $332,172       101%
                                                            ========   ========   ========   ========       ===
1996
  Life....................................................  $422,700    $72,718   $424,907   $ 70,511       103%
  Accident and Health.....................................     1,080    254,975      1,080    254,975       100
                                                            --------   --------   --------   --------       ---
    Total premiums........................................  $423,780   $327,693   $425,987   $325,486       101%
                                                            ========   ========   ========   ========       ===
1995
  Life....................................................  $316,011    $75,053   $316,577   $ 74,487       101%
  Accident and Health.....................................       422    222,166        422    222,166       100
                                                            --------   --------   --------   --------       ---
    Total premiums........................................  $316,433   $297,219   $316,999   $296,653       100%
===================================================================================================================

     Transactions with Assurance, as part of the pooling agreement described in
Note 1, are reflected in the above table. Premium revenues ceded to non-affiliated companies were $116.2 million, $43.0 million and $9.9 million for the years ended December 31, 1997, 1996 and 1995, respectively. Additionally, insurance claims and policyholder benefits are net of reinsurance recoveries from non-affiliated companies of $77.8 million, $7.0 million and $6.1 million for the years ended December 31, 1997, 1996 and 1995, respectively.

     Reinsurance receivables reflected on the balance sheet are recoverables from reinsurers related to insurance reserves. These balances were approximately $1.6 billion and $1.3 billion at December 31, 1997 and 1996, respectively, are principally due from Assurance pursuant to the Reinsurance Pooling Agreement.

                      VALLEY FORGE LIFE INSURANCE COMPANY

NOTE 7.--(CONTINUED)
     The impact of reinsurance, including transactions with Assurance, on life insurance in force is shown in the following schedule:

------------------------------------------------------------------------------------------------------------------
                                                                     LIFE INSURANCE IN FORCE
                                                             ---------------------------------------   ASSUMED/NET
                                                              DIRECT    ASSUMED    CEDED       NET          %
------------------------------------------------------------------------------------------------------------------
(In thousands of dollars)
December 31, 1997..........................................  $166,308   $25,557   $168,353   $23,512      108.7%
December 31, 1996..........................................   108,126   22,085     109,873    20,338      108.6
December 31, 1995..........................................    57,138   16,996      58,442    15,692      108.3
==================================================================================================================

NOTE 8. RELATED PARTIES:

     As discussed in Note 1, VFL is party to a pooling agreement with its parent, Assurance. In addition, VFL is party to the CNA Intercompany Expense Agreement whereby expenses incurred by CNAF and each of its subsidiaries are allocated to the appropriate company. All acquisition and underwriting expenses allocated to VFL are further subject to the Reinsurance Pooling Agreement with Assurance, so that acquisition and underwriting expenses recognized by VFL approximate ten percent of the combined acquisition and underwriting expenses of VFL and Assurance. Pursuant to the foregoing agreements, VFL recorded amortization of deferred acquisition costs and other operating expenses totaling $45.3 million, $37.2 million and $41.1 million for 1997, 1996 and 1995, respectively. Expenses of VFL exclude $9.9 million, $12.3 million and $5.5 million of general and administrative expenses incurred by VFL and allocated to CNAF for the years ended December 31, 1997, 1996 and 1995, respectively. VFL had a $36.0 million and $67.5 million affiliated receivable at December 31, 1997 and 1996, respectively, for net cash settlements due from Assurance in the normal course of operations related to pooling and general expense reimbursements. There are no interest charges on intercompany receivables or payables.

NOTE 9. LEGAL:

     VFL is party to litigation arising in the ordinary course of business. The outcome of this litigation will not, in the opinion of management, materially affect the results of operations or equity of VFL.

                      VALLEY FORGE LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS -- CONCLUDED

NOTE 10. BUSINESS SEGMENTS:

------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31                                             1997          1996          1995
------------------------------------------------------------------------------------------------------
(In thousands of dollars)
REVENUES
  Individual................................................    $   72,204    $   70,208    $   69,577
  Group.....................................................       296,753       292,807       263,388
  Realized gains............................................         4,200         4,771        13,783
                                                                ----------    ----------    ----------
        Total...............................................    $  373,157    $  367,786    $  346,748
                                                                ==========    ==========    ==========
INCOME BEFORE INCOME TAX
  Individual................................................    $    9,952    $   12,752    $    8,611
  Group.....................................................         6,475         8,224        12,316
  Realized gains............................................         4,200         4,771        13,783
                                                                ----------    ----------    ----------
        Total...............................................    $   20,627    $   25,747    $   34,710
                                                                ==========    ==========    ==========
NET INCOME
  Individual................................................    $    6,345    $    8,209    $    5,597
  Group.....................................................         4,255         5,409         7,954
  Realized gains............................................         2,730         3,101         8,959
                                                                ----------    ----------    ----------
        Total...............................................    $   13,330    $   16,719    $   22,510
                                                                ==========    ==========    ==========
ASSETS
  Individual................................................    $1,824,854    $1,522,900    $1,360,942
  Group.....................................................       543,572       457,902       280,496
                                                                ----------    ----------    ----------
        Total...............................................    $2,368,426    $1,980,802    $1,641,438
======================================================================================================

     Assets and investment income are allocated to business segments based on cash flows after attribution of separately identifiable assets. Income taxes have been allocated on the basis of taxable operating income of the respective insurance segments.

     Group revenues include $211.5 million, $210.1 million and $187.0 million for the years ended December 31, 1997, 1996 and 1995, respectively, under contracts covering U.S. government employees and their dependents ("FEHBP").

                                    * * * *

               ILLUSTRATIONS OF POLICY VALUES, SURRENDER VALUES,
                DEATH BENEFITS AND ACCUMULATED PREMIUM PAYMENTS

     The following tables have been prepared to illustrate hypothetically how certain values under a Policy change with investment performance over an extended period of time. The tables illustrate how Policy Values, Surrender Values and Death Benefits under a Policy covering an Insured of a given age on the Policy Effective Date, would vary over time if the Planned Periodic Premium Payments were paid annually and the return on the assets in each fund were an assumed uniform gross annual rate of 0%, 6% and 12%. The values would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The tables also show Planned Periodic Premium Payments accumulated at 5% interest compounded annually. THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return illustrated and will depend on a number of factors including the investment allocations made by an Owner and prevailing rates. These illustrations assume that the Net Premiums are allocated equally among the 18 Subaccounts available under the Policy, and that no amounts are allocated to the Fixed Account.


     The illustrations reflect the fact that the net investment returns on the assets held in the Subaccounts is lower than the gross after tax return of the selected Funds. The tables assume an average annual expense ratio of 0.92% of the average daily net assets of the Funds available. The following information summarizes the expenses by fund: Alger American Growth (0.79%), Alger American MidCap Growth (0.84%), Alger American Small Capitalization (0.89%), Federated High Income Bond II (0.80%), Federated Prime Money Fund II (0.80%), Federated Utility Fund II (0.85%), VIP II Asset Manager Portfolio (0.65%), VIP II Contrafund Portfolio (0.71%), VIP Equity-Income Portfolio (0.58%), VIP II Index 500 Portfolio (0.28%), MFS Emerging Growth Series (.90%), MFS Growth With Income Series (1.00%), MFS Limited Maturity Series (1.00%), MFS Research Series (.92%), SoGen Overseas Portfolio (2.00%), Worldwide Emerging Markets (.80%) and Worldwide Hard Assets Fund (1.17%).


     In addition, the illustrations reflect the daily charge to the Variable Account for assuming mortality and expense risk, which is equivalent to an effective annual charge of 0.90% during Policy Years 1-10 and 0.45% during Policy Years 11 and later. After deduction of Fund expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates of -1.82%, 4.18% and 10.18% , respectively during Policy Years 1-10 and -1.37% , 4.63% and 10.63% during Policy Years 11 and later.

     The illustrations also reflect the deduction of the Sales Charges, Premium Tax Charge, Federal Tax Charge and Monthly Deduction for the hypothetically insured. The Surrender charge is reflected in the Surrender Value column. The Company's current cost of insurance charges and the guaranteed maximum cost of insurance charges that the Company has the contractual right to charge, are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for federal or state income taxes are currently made against the Variable Account and assumes no Loan Amount or partial withdrawals/surrenders or charges for supplemental and/or rider benefits.

     The illustrations are based on the Company's Preferred Nonsmoker risk class. Upon request, Owner(s) will be furnished with a comparable illustration based on the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables. Because the Death Benefit values vary depending on the Death Benefit Option in effect, level and increasing death benefit options are illustrated separately.

     The illustrations show contract values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated and all net premiums are allocated to subaccounts.

                      VALLEY FORGE LIFE INSURANCE COMPANY

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                    MALE ISSUE AGE 45, PREFERRED NON-SMOKER

$2,006 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
LEVEL DEATH BENEFIT OPTION
USING GUARANTEED COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 0%

------------------------------------------------------------------------------------------------------------------
                                PREMIUMS ACCUMULATED
                                   AT 5% INTEREST
END OF POLICY YEAR                    PER YEAR             POLICY VALUE       SURRENDER VALUE       DEATH BENEFIT
------------------------------------------------------------------------------------------------------------------
1..............................         2,106                  1,226                  352              100,000
2..............................         4,318                  2,646                1,504              100,000
3..............................         6,640                  4,018                2,418              100,000
4..............................         9,078                  5,342                3,742              100,000
5..............................        11,638                  6,615                5,015              100,000
6..............................        14,326                  7,837                6,237              100,000
7..............................        17,148                  9,004                7,724              100,000
8..............................        20,112                 10,110                8,990              100,000
9..............................        23,224                 11,153               10,193              100,000
10.............................        26,491                 12,127               11,327              100,000
11.............................        29,922                 13,110               12,470              100,000
12.............................        33,524                 14,019               13,539              100,000
13.............................        37,307                 14,851               14,531              100,000
14.............................        41,278                 15,602               15,442              100,000
15.............................        45,448                 16,264               16,264              100,000
16.............................        49,827                 16,829               16,829              100,000
17.............................        54,424                 17,286               17,286              100,000
18.............................        59,252                 17,623               17,623              100,000
19.............................        64,320                 17,824               17,824              100,000
20.............................        69,643                 17,871               17,871              100,000
21.............................        75,231                 17,747               17,747              100,000
22.............................        81,099                 17,437               17,437              100,000
23.............................        87,260                 16,921               16,921              100,000
24.............................        93,729                 16,181               16,181              100,000
25.............................       100,522                 15,189               15,189              100,000
26.............................       107,654                 13,902               13,902              100,000
27.............................       115,143                 12,217               12,217              100,000
28.............................       123,006                 10,163               10,163              100,000
29.............................       131,262                  7,604                7,604              100,000
30.............................       139,932                  4,438                4,438              100,000
------------------------------------------------------------------------------------------------------------------

 * In the absence of additional premium, the Policy would lapse

(1) Assumes that no policy loans have been made and no withdrawals have been made.

(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD

                      VALLEY FORGE LIFE INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS--CONTINUED
BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                    MALE ISSUE AGE 45, PREFERRED NON-SMOKER

$2,006 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
LEVEL DEATH BENEFIT OPTION
USING GUARANTEED COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 6%

-----------------------------------------------------------------------------------------------------------------
                                PREMIUMS ACCUMULATED
                                   AT 5% INTEREST
      END OF POLICY YEAR              PER YEAR             POLICY VALUE       SURRENDER VALUE       DEATH BENEFIT
-----------------------------------------------------------------------------------------------------------------
1..............................         2,106                  1,318                 444               100,000
2..............................         4,318                  2,915               1,773               100,000
3..............................         6,640                  4,555               2,955               100,000
4..............................         9,078                  6,241               4,641               100,000
5..............................        11,638                  7,970               6,370               100,000
6..............................        14,326                  9,746               8,146               100,000
7..............................        17,148                 11,564              10,284               100,000
8..............................        20,112                 13,423              12,303               100,000
9..............................        23,224                 15,321              14,361               100,000
10.............................        26,491                 17,255              16,455               100,000
11.............................        29,922                 19,334              18,694               100,000
12.............................        33,524                 21,462              20,982               100,000
13.............................        37,307                 23,640              23,320               100,000
14.............................        41,278                 25,869              25,709               100,000
15.............................        45,448                 28,147              28,147               100,000
16.............................        49,827                 30,475              30,475               100,000
17.............................        54,424                 32,851              32,851               100,000
18.............................        59,252                 35,272              35,272               100,000
19.............................        64,320                 37,736              37,736               100,000
20.............................        69,643                 40,240              40,240               100,000
21.............................        75,231                 42,785              42,785               100,000
22.............................        81,099                 45,375              45,375               100,000
23.............................        87,260                 48,015              48,015               100,000
24.............................        93,729                 50,714              50,714               100,000
25.............................       100,522                 53,479              53,479               100,000
26.............................       107,654                 56,315              56,315               100,000
27.............................       115,143                 59,203              59,203               100,000
28.............................       123,006                 62,198              62,198               100,000
29.............................       131,262                 65,288              65,288               100,000
30.............................       139,932                 68,493              68,493               100,000
-----------------------------------------------------------------------------------------------------------------

 * In the absence of additional premium, the Policy would lapse

(1) Assumes that no policy loans have been made and no withdrawals have been made.

(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                        MALE AGE 45 PREFERRED NON-SMOKER

$2,006 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
LEVEL DEATH BENEFIT OPTION
USING GUARANTEED COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 12%

-----------------------------------------------------------------------------------------------------------------
                                PREMIUMS ACCUMULATED
                                   AT 5% INTEREST
END OF POLICY YEAR                    PER YEAR             POLICY VALUE       SURRENDER VALUE       DEATH BENEFIT
-----------------------------------------------------------------------------------------------------------------
1..............................         2,106                  1,411                  537              100,000
2..............................         4,318                  3,195                2,053              100,000
3..............................         6,640                  5,137                3,537              100,000
4..............................         9,078                  7,253                5,653              100,000
5..............................        11,638                  9,560                7,960              100,000
6..............................        14,326                 12,076               10,476              100,000
7..............................        17,148                 14,820               13,540              100,000
8..............................        20,112                 17,812               16,692              100,000
9..............................        23,224                 21,078               20,118              100,000
10.............................        26,491                 24,643               23,843              100,000
11.............................        29,922                 28,697               28,057              100,000
12.............................        33,524                 33,156               32,676              100,000
13.............................        37,307                 38,073               37,753              100,000
14.............................        41,278                 43,504               43,344              100,000
15.............................        45,448                 49,516               49,516              100,000
16.............................        49,827                 56,183               56,183              100,000
17.............................        54,424                 63,596               63,596              100,000
18.............................        59,252                 71,859               71,859              100,000
19.............................        64,320                 81,099               81,099              100,653
20.............................        69,643                 91,351               91,351              111,448
21.............................        75,231                102,638              102,638              123,165
22.............................        81,099                115,044              115,044              136,903
23.............................        87,260                128,679              128,679              151,841
24.............................        93,729                143,662              143,662              168,085
25.............................       100,522                160,127              160,127              185,747
26.............................       107,654                178,217              178,217              204,950
27.............................       115,143                198,151              198,151              223,910
28.............................       123,006                220,172              220,172              244,391
29.............................       131,262                244,520              244,520              266,527
30.............................       139,932                271,493              271,493              290,498
-----------------------------------------------------------------------------------------------------------------

 *  In the absence of additional premium, the Policy would lapse

(1) Assumes that no policy loans have been made and no withdrawals have been made.

(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                    MALE ISSUE AGE 45, PREFERRED NON-SMOKER

$2,006 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
LEVEL DEATH BENEFIT OPTION
USING CURRENT COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 0%

-----------------------------------------------------------------------------------------------------------------
                                PREMIUMS ACCUMULATED
                                   AT 5% INTEREST
END OF POLICY YEAR                    PER YEAR             POLICY VALUE       SURRENDER VALUE       DEATH BENEFIT
-----------------------------------------------------------------------------------------------------------------
1..............................         2,106                  1,388                 514               100,000
2..............................         4,318                  2,930               1,788               100,000
3..............................         6,640                  4,390               2,790               100,000
4..............................         9,078                  5,798               4,198               100,000
5..............................        11,638                  7,179               5,579               100,000
6..............................        14,326                  8,536               6,936               100,000
7..............................        17,148                  9,872               8,592               100,000
8..............................        20,112                 11,186              10,066               100,000
9..............................        23,224                 12,479              11,519               100,000
10.............................        26,491                 13,751              12,951               100,000
11.............................        29,922                 15,074              14,434               100,000
12.............................        33,524                 16,361              15,881               100,000
13.............................        37,307                 17,604              17,284               100,000
14.............................        41,278                 18,835              18,675               100,000
15.............................        45,448                 20,045              20,045               100,000
16.............................        49,827                 21,122              21,122               100,000
17.............................        54,424                 22,135              22,135               100,000
18.............................        59,252                 23,086              23,086               100,000
19.............................        64,320                 23,966              23,966               100,000
20.............................        69,643                 24,770              24,770               100,000
21.............................        75,231                 25,500              25,500               100,000
22.............................        81,099                 26,143              26,143               100,000
23.............................        87,260                 26,700              26,700               100,000
24.............................        93,729                 27,165              27,165               100,000
25.............................       100,522                 27,515              27,515               100,000
26.............................       107,654                 27,755              27,755               100,000
27.............................       115,143                 27,860              27,860               100,000
28.............................       123,006                 27,835              27,835               100,000
29.............................       131,262                 27,668              27,668               100,000
30.............................       139,932                 27,322              27,322               100,000
-----------------------------------------------------------------------------------------------------------------

 *  In the absence of additional premium, the Policy would lapse

(1) Assumes that no policy loans have been made and no withdrawals have been made.

(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                    MALE ISSUE AGE 45, PREFERRED NON-SMOKER

$2,006 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
LEVEL DEATH BENEFIT OPTION
USING CURRENT COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 6%

-----------------------------------------------------------------------------------------------------------------
                                PREMIUMS ACCUMULATED
                                   AT 5% INTEREST
END OF POLICY YEAR                    PER YEAR             POLICY VALUE       SURRENDER VALUE       DEATH BENEFIT
-----------------------------------------------------------------------------------------------------------------
1..............................         2,106                  1,485                 611               100,000
2..............................         4,318                  3,217               2,075               100,000
3..............................         6,640                  4,966               3,366               100,000
4..............................         9,078                  6,762               5,162               100,000
5..............................        11,638                  8,632               7,032               100,000
6..............................        14,326                 10,583               8,983               100,000
7..............................        17,148                 12,619              11,339               100,000
8..............................        20,112                 14,745              13,625               100,000
9..............................        23,224                 16,966              16,006               100,000
10.............................        26,491                 19,284              18,484               100,000
11.............................        29,922                 21,809              21,169               100,000
12.............................        33,524                 24,438              23,958               100,000
13.............................        37,307                 27,171              26,851               100,000
14.............................        41,278                 30,042              29,882               100,000
15.............................        45,448                 33,050              33,050               100,000
16.............................        49,827                 36,107              36,107               100,000
17.............................        54,424                 39,279              39,279               100,000
18.............................        59,252                 42,577              42,577               100,000
19.............................        64,320                 46,005              46,005               100,000
20.............................        69,643                 49,570              49,570               100,000
21.............................        75,231                 53,288              53,288               100,000
22.............................        81,099                 57,165              57,165               100,000
23.............................        87,260                 61,220              61,220               100,000
24.............................        93,729                 65,469              65,469               100,000
25.............................       100,522                 69,926              69,926               100,000
26.............................       107,654                 74,617              74,617               100,000
27.............................       115,143                 79,567              79,567               100,000
28.............................       123,006                 84,812              84,812               100,000
29.............................       131,262                 90,392              90,392               100,000
30.............................       139,932                 96,325              96,325               103,068
-----------------------------------------------------------------------------------------------------------------

 *  In the absence of additional premium, the Policy would lapse

(1) Assumes that no policy loans have been made and no withdrawals have been made.

(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                    MALE ISSUE AGE 45, PREFERRED NON-SMOKER

$2,006 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
LEVEL DEATH BENEFIT OPTION
USING CURRENT COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 12%

------------------------------------------------------------------------------------------------------------------
                                PREMIUMS ACCUMULATED
                                   AT 5% INTEREST
END OF POLICY YEAR                    PER YEAR             POLICY VALUE       SURRENDER VALUE       DEATH BENEFIT
------------------------------------------------------------------------------------------------------------------
1..............................         2,106                  1,583                  709              100,000
2..............................         4,318                  3,516                2,375              100,000
3..............................         6,640                  5,590                3,990              100,000
4..............................         9,078                  7,848                6,248              100,000
5..............................        11,638                 10,335                8,735              100,000
6..............................        14,326                 13,079               11,479              100,000
7..............................        17,148                 16,108               14,828              100,000
8..............................        20,112                 19,452               18,332              100,000
9..............................        23,224                 23,144               22,184              100,000
10.............................        26,491                 27,221               26,421              100,000
11.............................        29,922                 31,876               31,236              100,000
12.............................        33,524                 37,023               36,543              100,000
13.............................        37,307                 42,713               42,393              100,000
14.............................        41,278                 49,034               48,874              100,000
15.............................        45,448                 56,048               56,048              100,000
16.............................        49,827                 63,774               63,774              100,000
17.............................        54,424                 72,346               72,346              100,000
18.............................        59,252                 81,871               81,871              103,158
19.............................        64,320                 92,399               92,399              114,575
20.............................        69,643                104,015              104,015              126,898
21.............................        75,231                116,835              116,835              140,202
22.............................        81,099                130,969              130,969              155,853
23.............................        87,260                146,553              146,553              172,932
24.............................        93,729                163,734              163,734              191,569
25.............................       100,522                182,671              182,671              211,898
26.............................       107,654                203,547              203,547              234,079
27.............................       115,143                226,599              226,599              256,057
28.............................       123,006                252,077              252,077              279,805
29.............................       131,262                280,259              280,259              305,482
30.............................       139,932                311,454              311,454              333,256
------------------------------------------------------------------------------------------------------------------

 *  In the absence of additional premium, the Policy would lapse

(1) Assumes that no policy loans have been made and no withdrawals have been made.

(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                    MALE ISSUE AGE 45, PREFERRED NON-SMOKER

$4,633 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
INCREASING DEATH BENEFIT OPTION
USING GUARANTEED COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 0%

-----------------------------------------------------------------------------------------------------------------
                                PREMIUMS ACCUMULATED
                                   AT 5% INTEREST
      END OF POLICY YEAR              PER YEAR             POLICY VALUE       SURRENDER VALUE       DEATH BENEFIT
-----------------------------------------------------------------------------------------------------------------
1..............................         4,865                  3,710               2,836               103,710
2..............................         9,972                  7,565               6,328               107,565
3..............................        15,335                 11,321               9,721               111,321
4..............................        20,967                 14,980              13,380               114,980
5..............................        26,880                 18,537              16,937               118,537
6..............................        33,088                 21,995              20,395               121,995
7..............................        39,607                 25,346              24,066               125,346
8..............................        46,452                 28,587              27,467               128,587
9..............................        53,639                 31,713              30,753               131,713
10.............................        61,186                 34,718              33,918               134,718
11.............................        69,110                 37,791              37,151               137,791
12.............................        77,430                 40,742              40,262               140,742
13.............................        86,166                 43,568              43,248               143,568
14.............................        95,338                 46,264              46,104               146,264
15.............................       104,970                 48,820              48,820               148,820
16.............................       115,083                 51,225              51,225               151,225
17.............................       125,702                 53,469              53,469               153,469
18.............................       136,851                 55,536              55,536               155,536
19.............................       148,558                 57,408              57,408               157,408
20.............................       160,851                 59,065              59,065               159,065
21.............................       173,758                 60,491              60,491               160,491
22.............................       187,310                 61,673              61,673               161,673
23.............................       201,540                 62,595              62,595               162,595
24.............................       216,482                 63,243              63,243               163,243
25.............................       232,171                 63,596              63,596               163,596
26.............................       248,644                 63,621              63,621               163,621
27.............................       265,940                 63,222              63,222               163,222
28.............................       284,102                 62,465              62,465               162,465
29.............................       303,172                 61,232              61,232               161,232
30.............................       323,195                 59,470              59,470               159,470
-----------------------------------------------------------------------------------------------------------------

 *  In the absence of additional premium, the Policy would lapse

(1) Assumes that no policy loans have been made and no withdrawals have been made.

(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                    MALE ISSUE AGE 45, PREFERRED NON-SMOKER

$4,633 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
INCREASING DEATH BENEFIT OPTION
USING GUARANTEED COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 6%

-----------------------------------------------------------------------------------------------------------------
                                PREMIUMS ACCUMULATED
                                   AT 5% INTEREST
      END OF POLICY YEAR              PER YEAR             POLICY VALUE       SURRENDER VALUE       DEATH BENEFIT
-----------------------------------------------------------------------------------------------------------------
1..............................         4,865                  3,953                3,079              103,953
2..............................         9,972                  8,287                7,050              108,287
3..............................        15,335                 12,772               11,172              112,772
4..............................        20,967                 17,411               15,811              117,411
5..............................        26,880                 22,207               20,607              122,207
6..............................        33,088                 27,164               25,564              127,164
7..............................        39,607                 32,281               31,001              132,281
8..............................        46,452                 37,559               36,439              137,559
9..............................        53,639                 42,998               42,038              142,998
10.............................        61,186                 48,594               47,794              148,594
11.............................        69,110                 54,621               53,981              154,621
12.............................        77,430                 60,842               60,362              160,842
13.............................        86,166                 67,264               66,944              167,264
14.............................        95,338                 73,887               73,727              173,887
15.............................       104,970                 80,709               80,709              180,709
16.............................       115,083                 87,727               87,727              187,727
17.............................       125,702                 94,936               94,936              194,936
18.............................       136,851                102,328              102,328              202,328
19.............................       148,558                109,889              109,889              209,889
20.............................       160,851                117,604              117,604              217,604
21.............................       173,758                125,461              125,461              225,461
22.............................       187,310                133,449              133,449              233,449
23.............................       201,540                141,555              141,555              241,555
24.............................       216,482                149,767              149,767              249,767
25.............................       232,171                158,065              158,065              258,065
26.............................       248,644                166,415              166,415              266,415
27.............................       265,940                174,713              174,713              274,713
28.............................       284,102                183,023              183,023              283,023
29.............................       303,172                191,219              191,219              291,219
30.............................       323,195                199,233              199,233              299,233
-----------------------------------------------------------------------------------------------------------------

 *  In the absence of additional premium, the Policy would lapse

(1) Assumes that no policy loans have been made and no withdrawals have been made.

(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                    MALE ISSUE AGE 45, PREFERRED NON-SMOKER

$4,633 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
INCREASING DEATH BENEFIT OPTION
USING GUARANTEED COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 12%

------------------------------------------------------------------------------------------------------------------
                                PREMIUMS ACCUMULATED
                                   AT 5% INTEREST
END OF POLICY YEAR                    PER YEAR             POLICY VALUE       SURRENDER VALUE       DEATH BENEFIT
------------------------------------------------------------------------------------------------------------------
1..............................         4,865                  4,196                3,322              104,196
2..............................         9,972                  9,040                7,803              109,040
3..............................        15,335                 14,342               12,742              114,342
4..............................        20,967                 20,147               18,547              120,147
5..............................        26,880                 26,500               24,900              126,500
6..............................        33,088                 33,457               31,857              133,457
7..............................        39,607                 41,069               39,789              141,069
8..............................        46,452                 49,395               48,275              149,395
9..............................        53,639                 58,502               57,542              158,502
10.............................        61,186                 68,459               67,659              168,459
11.............................        69,110                 79,731               79,091              179,731
12.............................        77,430                 92,112               91,632              192,112
13.............................        86,166                105,713              105,393              205,713
14.............................        95,338                120,658              120,498              220,658
15.............................       104,970                137,076              137,076              237,076
16.............................       115,083                155,111              155,111              255,111
17.............................       125,702                174,919              174,919              274,919
18.............................       136,851                196,671              196,671              296,671
19.............................       148,558                220,551              220,551              320,551
20.............................       160,851                246,760              246,760              346,760
21.............................       173,758                275,526              275,526              375,526
22.............................       187,310                307,103              307,103              407,103
23.............................       201,540                341,770              341,770              441,770
24.............................       216,482                379,834              379,834              479,834
25.............................       232,171                421,633              421,633              521,633
26.............................       248,644                467,525              467,525              567,525
27.............................       265,940                517,835              517,835              617,835
28.............................       284,102                573,101              573,101              673,101
29.............................       303,172                633,720              633,720              733,720
30.............................       323,195                700,200              700,200              800,200
------------------------------------------------------------------------------------------------------------------

 *  In the absence of additional premium, the Policy would lapse

(1) Assumes that no policy loans have been made and no withdrawals have been made.

(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                    MALE ISSUE AGE 45, PREFERRED NON-SMOKER

$4,633 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
INCREASING DEATH BENEFIT OPTION
USING CURRENT COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 0%

-----------------------------------------------------------------------------------------------------------------
                                PREMIUMS ACCUMULATED
                                   AT 5% INTEREST
END OF POLICY YEAR                    PER YEAR             POLICY VALUE       SURRENDER VALUE       DEATH BENEFIT
-----------------------------------------------------------------------------------------------------------------
1..............................         4,865                  3,875               3,001               103,875
2..............................         9,972                  7,854               6,617               107,854
3..............................        15,335                 11,702              10,102               111,702
4..............................        20,967                 15,449              13,849               115,449
5..............................        26,880                 19,120              17,520               119,120
6..............................        33,088                 22,723              21,123               122,723
7..............................        39,607                 26,259              24,979               126,259
8..............................        46,452                 29,729              28,609               129,729
9..............................        53,639                 33,135              32,175               133,135
10.............................        61,186                 36,477              35,677               136,477
11.............................        69,110                 39,937              39,297               139,937
12.............................        77,430                 43,322              42,842               143,322
13.............................        86,166                 46,624              46,304               146,624
14.............................        95,338                 49,881              49,721               149,881
15.............................       104,970                 53,080              53,080               153,080
16.............................       115,083                 56,082              56,082               156,082
17.............................       125,702                 58,971              58,971               158,971
18.............................       136,851                 61,750              61,750               161,750
19.............................       148,558                 64,404              64,404               164,404
20.............................       160,851                 66,928              66,928               166,928
21.............................       173,758                 69,324              69,324               169,324
22.............................       187,310                 71,571              71,571               171,571
23.............................       201,540                 73,672              73,672               173,672
24.............................       216,482                 75,618              75,618               175,618
25.............................       232,171                 77,380              77,380               177,380
26.............................       248,644                 78,962              78,962               178,962
27.............................       265,940                 80,335              80,335               180,335
28.............................       284,102                 81,508              81,508               181,508
29.............................       303,172                 82,467              82,467               182,467
30.............................       323,195                 83,170              83,170               183,170
-----------------------------------------------------------------------------------------------------------------

 *  In the absence of additional premium, the Policy would lapse

(1) Assumes that no policy loans have been made and no withdrawals have been made.

(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                    MALE ISSUE AGE 45, PREFERRED NON-SMOKER

$4,633 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
INCREASING DEATH BENEFIT OPTION
USING CURRENT COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 6%

-----------------------------------------------------------------------------------------------------------------
                                PREMIUMS ACCUMULATED
                                   AT 5% INTEREST
END OF POLICY YEAR                    PER YEAR             POLICY VALUE       SURRENDER VALUE       DEATH BENEFIT
-----------------------------------------------------------------------------------------------------------------
1..............................         4,658                  4,123                3,249              104,123
2..............................         9,972                  8,596                7,359              108,596
3..............................        15,335                 13,194               11,594              113,194
4..............................        20,967                 17,948               16,348              117,948
5..............................        26,880                 22,893               21,293              122,893
6..............................        33,088                 28,039               26,439              128,039
7..............................        39,607                 33,397               32,117              133,397
8..............................        46,452                 38,974               37,854              138,974
9..............................        53,639                 44,781               43,821              144,781
10.............................        61,186                 50,826               50,026              150,826
11.............................        69,110                 57,380               56,740              157,380
12.............................        77,430                 64,207               63,727              164,207
13.............................        86,166                 71,310               70,900              171,310
14.............................        95,338                 78,741               78,581              178,741
15.............................       104,970                 86,502               86,502              186,502
16.............................       115,083                 94,463               94,463              194,463
17.............................       125,702                102,716              102,716              202,716
18.............................       136,851                111,277              111,277              211,277
19.............................       148,558                120,145              120,145              220,145
20.............................       160,851                129,325              129,325              229,325
21.............................       173,758                138,832              138,832              238,832
22.............................       187,310                148,658              148,658              248,658
23.............................       201,540                158,820              158,820              258,820
24.............................       216,482                169,321              169,321              269,321
25.............................       232,171                180,144              180,144              280,144
26.............................       248,644                191,309              191,309              291,309
27.............................       265,940                202,795              202,795              302,795
28.............................       284,102                214,626              214,626              314,626
29.............................       303,172                226,801              226,801              326,801
30.............................       323,195                239,288              239,288              339,288
-----------------------------------------------------------------------------------------------------------------

 *  In the absence of additional premium, the Policy would lapse

(1) Assumes that no policy loans have been made and no withdrawals have been made.

(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                    MALE ISSUE AGE 45, PREFERRED NON-SMOKER

$4,633 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
INCREASING DEATH BENEFIT OPTION
USING CURRENT COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 12%

-----------------------------------------------------------------------------------------------------------------
                                PREMIUMS ACCUMULATED
                                   AT 5% INTEREST
END OF POLICY YEAR                    PER YEAR             POLICY VALUE       SURRENDER VALUE       DEATH BENEFIT
-----------------------------------------------------------------------------------------------------------------
1..............................         4,865                  4,371                3,497              104,371
2..............................         9,972                  9,368                8,131              109,368
3..............................        15,335                 14,807               13,207              114,807
4..............................        20,967                 20,759               19,159              120,759
5..............................        26,880                 27,305               25,705              127,305
6..............................        33,088                 34,509               32,909              134,509
7..............................        39,607                 42,437               41,157              142,437
8..............................        46,452                 51,163               50,043              151,163
9..............................        53,639                 60,767               59,807              160,767
10.............................        61,186                 71,339               70,539              171,339
11.............................        69,110                 83,353               82,713              183,353
12.............................        77,430                 96,609               96,129              196,609
13.............................        86,166                111,230              110,910              211,230
14.............................        95,338                127,398              127,238              227,398
15.............................       104,970                145,266              145,266              245,266
16.............................       115,083                164,862              164,862              264,862
17.............................       125,702                186,457              186,457              286,457
18.............................       136,851                210,264              210,264              310,264
19.............................       148,558                236,501              236,501              336,502
20.............................       160,851                265,417              265,417              365,417
21.............................       173,758                297,298              297,298              397,298
22.............................       187,310                332,433              332,433              432,433
23.............................       201,540                371,169              371,169              471,169
24.............................       216,482                413,874              413,874              513,874
25.............................       232,171                460,939              460,939              560,939
26.............................       248,644                512,827              512,827              612,827
27.............................       265,490                570,016              570,016              670,016
28.............................       284,102                633,075              633,075              733,075
29.............................       303,172                702,611              702,611              802,611
30.............................       323,195                779,262              779,262              879,262
-----------------------------------------------------------------------------------------------------------------

 *  In the absence of additional premium, the Policy would lapse

(1) Assumes that no policy loans have been made and no withdrawals have been made.

(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                       FEMALE AGE 45 PREFERRED NON-SMOKER

$1,707 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
LEVEL DEATH BENEFIT OPTION
USING GUARANTEED COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 0%

------------------------------------------------------------------------------------------------------------------
                                PREMIUMS ACCUMULATED
                                   AT 5% INTEREST
END OF POLICY YEAR                    PER YEAR             POLICY VALUE       SURRENDER VALUE       DEATH BENEFIT
------------------------------------------------------------------------------------------------------------------
1..............................         1,792                    986                 214               100,000
2..............................         3,675                  2,176               1,140               100,000
3..............................         5,651                  3,327               2,027               100,000
4..............................         7,726                  4,439               3,139               100,000
5..............................         9,905                  5,511               4,211               100,000
6..............................        12,192                  6,542               5,242               100,000
7..............................        14,594                  7,530               6,490               100,000
8..............................        17,117                  8,742               7,562               100,000
9..............................        19,765                  9,366               8,586               100,000
10.............................        22,546                 10,211               9,561               100,000
11.............................        25,465                 11,074              10,554               100,000
12.............................        28,531                 11,890              11,500               100,000
13.............................        31,750                 12,660              12,400               100,000
14.............................        35,130                 13,388              13,258               100,000
15.............................        38,679                 14,071              14,071               100,000
16.............................        42,405                 14,705              14,705               100,000
17.............................        46,318                 15,280              15,280               100,000
18.............................        50,427                 15,785              15,785               100,000
19.............................        54,740                 16,203              16,203               100,000
20.............................        59,270                 16,519              16,519               100,000
21.............................        64,026                 16,726              16,726               100,000
22.............................        69,020                 16,817              16,817               100,000
23.............................        74,263                 16,789              16,789               100,000
24.............................        79,769                 16,642              16,642               100,000
25.............................        85,550                 16,367              16,367               100,000
26.............................        91,620                 15,941              15,941               100,000
27.............................        97,993                 15,333              15,333               100,000
28.............................       104,685                 14,495              14,495               100,000
29.............................       111,712                 13,370              13,370               100,000
30.............................       119,090                 11,897              11,897               100,000
------------------------------------------------------------------------------------------------------------------

 *  In the absence of additional premium, the Policy would lapse

(1) Assumes that no policy loans have been made and no withdrawals have been made.

(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                       FEMALE AGE 45 PREFERRED NON-SMOKER

$1,707 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
LEVEL DEATH BENEFIT OPTION
USING GUARANTEED COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 6%

-----------------------------------------------------------------------------------------------------------------
                                PREMIUMS ACCUMULATED
                                   AT 5% INTEREST
END OF POLICY YEAR                    PER YEAR             POLICY VALUE       SURRENDER VALUE       DEATH BENEFIT
-----------------------------------------------------------------------------------------------------------------
1..............................         1,792                  1,063                 291               100,000
2..............................         3,675                  2,399               1,363               100,000
3..............................         5,651                  3,773               2,473               100,000
4..............................         7,726                  5,186               3,886               100,000
5..............................         9,905                  6,639               5,339               100,000
6..............................        12,192                  8,131               6,831               100,000
7..............................        14,594                  9,662               8,622               100,000
8..............................        17,117                 11,233              10,323               100,000
9..............................        19,765                 12,840              12,060               100,000
10.............................        22,546                 14,486              13,836               100,000
11.............................        25,465                 16,263              15,743               100,000
12.............................        28,531                 18,094              17,704               100,000
13.............................        31,750                 19,986              19,726               100,000
14.............................        35,130                 21,943              21,813               100,000
15.............................        38,679                 23,969              23,969               100,000
16.............................        42,405                 26,064              26,064               100,000
17.............................        46,318                 28,226              28,226               100,000
18.............................        50,427                 30,450              30,450               100,000
19.............................        54,740                 32,729              32,729               100,000
20.............................        59,270                 35,058              35,058               100,000
21.............................        64,026                 37,438              37,438               100,000
22.............................        69,020                 39,874              39,874               100,000
23.............................        74,263                 42,375              42,375               100,000
24.............................        79,769                 44,952              44,952               100,000
25.............................        85,550                 47,612              47,612               100,000
26.............................        91,620                 50,356              50,356               100,000
27.............................        97,993                 53,184              53,184               100,000
28.............................       104,685                 56,090              56,090               100,000
29.............................       111,712                 59,072              59,072               100,000
30.............................       119,090                 62,131              62,131               100,000
-----------------------------------------------------------------------------------------------------------------

 *  In the absence of additional premium, the Policy would lapse

(1) Assumes that no policy loans have been made and no withdrawals have been made.

(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                       FEMALE AGE 45 PREFERRED NON-SMOKER

$1,707 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
LEVEL DEATH BENEFIT OPTION
USING GUARANTEED COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 12%

-----------------------------------------------------------------------------------------------------------------
                                PREMIUMS ACCUMULATED
                                   AT 5% INTEREST
END OF POLICY YEAR                    PER YEAR             POLICY VALUE       SURRENDER VALUE       DEATH BENEFIT
-----------------------------------------------------------------------------------------------------------------
1..............................         1,792                  1,140                  368              100,000
2..............................         3,675                  2,631                1,595              100,000
3..............................         5,651                  4,256                2,956              100,000
4..............................         7,726                  6,028                4,728              100,000
5..............................         9,905                  7,961                6,661              100,000
6..............................        12,192                 10,069                8,769              100,000
7..............................        14,594                 12,372               11,332              100,000
8..............................        17,117                 14,887               13,977              100,000
9..............................        19,765                 17,633               16,853              100,000
10.............................        22,546                 20,637               19,987              100,000
11.............................        25,465                 24,054               23,534              100,000
12.............................        28,531                 27,820               27,430              100,000
13.............................        31,750                 31,979               31,719              100,000
14.............................        35,130                 36,581               36,451              100,000
15.............................        38,679                 41,679               41,679              100,000
16.............................        42,405                 47,330               47,330              100,000
17.............................        46,318                 53,599               53,599              100,000
18.............................        50,427                 60,559               60,559              100,000
19.............................        54,740                 68,295               68,295              100,000
20.............................        59,270                 76,911               76,911              100,000
21.............................        64,026                 86,523               86,523              103,828
22.............................        69,020                 97,143               97,143              115,600
23.............................        74,263                108,843              108,843              128,434
24.............................        79,769                121,735              121,735              142,429
25.............................        85,550                135,941              135,941              157,691
26.............................        91,620                151,593              151,593              174,332
27.............................        97,993                168,876              168,876              190,829
28.............................       104,685                187,966              187,966              208,642
29.............................       111,712                209,070              209,070              227,886
30.............................       119,090                232,426              232,426              248,696
-----------------------------------------------------------------------------------------------------------------

 *  In the absence of additional premium, the Policy would lapse

(1) Assumes that no policy loans have been made and no withdrawals have been made.

(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                       FEMALE AGE 45 PREFERRED NON-SMOKER

$1,707 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
LEVEL DEATH BENEFIT OPTION
USING CURRENT COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 0%

------------------------------------------------------------------------------------------------------------------
                                PREMIUMS ACCUMULATED
                                   AT 5% INTEREST
END OF POLICY YEAR                    PER YEAR             POLICY VALUE       SURRENDER VALUE       DEATH BENEFIT
------------------------------------------------------------------------------------------------------------------
1..............................         1,792                  1,157                 385               100,000
2..............................         3,675                  2,499               1,463               100,000
3..............................         5,651                  3,795               2,495               100,000
4..............................         7,726                  5,049               3,749               100,000
5..............................         9,905                  6,271               4,971               100,000
6..............................        12,192                  7,463               6,163               100,000
7..............................        14,594                  8,621               7,581               100,000
8..............................        17,117                  9,752               8,842               100,000
9..............................        19,765                 10,859              10,079               100,000
10.............................        22,546                 11,941              11,291               100,000
11.............................        25,465                 13,073              12,553               100,000
12.............................        28,531                 14,187              13,797               100,000
13.............................        31,750                 15,286              15,026               100,000
14.............................        35,130                 16,355              16,225               100,000
15.............................        38,679                 17,412              17,412               100,000
16.............................        42,405                 18,437              18,437               100,000
17.............................        46,318                 19,426              19,426               100,000
18.............................        50,427                 20,375              20,375               100,000
19.............................        54,740                 21,286              21,286               100,000
20.............................        59,270                 22,158              22,158               100,000
21.............................        64,026                 22,984              22,984               100,000
22.............................        69,020                 23,766              23,766               100,000
23.............................        74,263                 24,497              24,497               100,000
24.............................        79,769                 25,177              25,177               100,000
25.............................        85,550                 25,804              25,804               100,000
26.............................        91,620                 26,365              26,365               100,000
27.............................        97,993                 26,863              26,863               100,000
28.............................       104,685                 27,282              27,282               100,000
29.............................       111,712                 27,619              27,619               100,000
30.............................       119,090                 27,851              27,851               100,000
------------------------------------------------------------------------------------------------------------------

 *  In the absence of additional premium, the Policy would lapse

(1) Assumes that no policy loans have been made and no withdrawals have been made.

(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                       FEMALE AGE 45 PREFERRED NON-SMOKER

$1,707 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
LEVEL DEATH BENEFIT OPTION
USING CURRENT COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 6%

------------------------------------------------------------------------------------------------------------------
                                PREMIUMS ACCUMULATED
                                   AT 5% INTEREST
END OF POLICY YEAR                    PER YEAR             POLICY VALUE       SURRENDER VALUE       DEATH BENEFIT
------------------------------------------------------------------------------------------------------------------
1..............................         1,792                  1,239                 467               100,000
2..............................         3,675                  2,742               1,706               100,000
3..............................         5,651                  4,286               2,986               100,000
4..............................         7,726                  5,875               4,575               100,000
5..............................         9,905                  7,521               6,221               100,000
6..............................        12,192                  9,228               7,928               100,000
7..............................        14,594                 10,994               9,954               100,000
8..............................        17,117                 12,830              11,920               100,000
9..............................        19,765                 14,740              13,960               100,000
10.............................        22,546                 16,726              16,076               100,000
11.............................        25,465                 18,895              18,375               100,000
12.............................        28,531                 21,165              20,775               100,000
13.............................        31,750                 23,543              23,283               100,000
14.............................        35,130                 26,022              25,892               100,000
15.............................        38,679                 28,623              28,623               100,000
16.............................        42,405                 31,334              31,334               100,000
17.............................        46,318                 34,159              34,159               100,000
18.............................        50,427                 37,099              37,099               100,000
19.............................        54,740                 40,165              40,165               100,000
20.............................        59,270                 43,364              43,364               100,000
21.............................        64,026                 46,699              46,699               100,000
22.............................        69,020                 50,181              50,181               100,000
23.............................        74,263                 53,816              53,816               100,000
24.............................        79,769                 57,616              57,616               100,000
25.............................        85,550                 61,594              61,594               100,000
26.............................        91,620                 65,756              65,756               100,000
27.............................        97,993                 70,122              70,122               100,000
28.............................       104,685                 74,704              74,704               100,000
29.............................       111,712                 79,522              79,522               100,000
30.............................       119,090                 84,597              84,597               100,000
------------------------------------------------------------------------------------------------------------------

 *  In the absence of additional premium, the Policy would lapse

(1) Assumes that no policy loans have been made and no withdrawals have been made.

(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                       FEMALE AGE 45 PREFERRED NON-SMOKER

$1,707 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
LEVEL DEATH BENEFIT OPTION
USING CURRENT COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 12%

-----------------------------------------------------------------------------------------------------------------
                                PREMIUMS ACCUMULATED
                                   AT 5% INTEREST
      END OF POLICY YEAR              PER YEAR             POLICY VALUE       SURRENDER VALUE       DEATH BENEFIT
-----------------------------------------------------------------------------------------------------------------
1..............................         1,792                  1,321                  549              100,000
2..............................         3,675                  2,996                1,960              100,000
3..............................         5,651                  4,817                3,517              100,000
4..............................         7,726                  6,804                5,504              100,000
5..............................         9,905                  8,983                7,683              100,000
6..............................        12,192                 11,376               10,076              100,000
7..............................        14,594                 14,001               12,961              100,000
8..............................        17,117                 16,891               15,981              100,000
9..............................        19,765                 20,073               19,293              100,000
10.............................        22,546                 23,578               22,928              100,000
11.............................        25,465                 27,582               27,062              100,000
12.............................        28,531                 32,018               31,628              100,000
13.............................        31,750                 36,935               36,675              100,000
14.............................        35,130                 42,375               42,245              100,000
15.............................        38,679                 48,411               48,411              100,000
16.............................        42,405                 55,093               55,093              100,000
17.............................        46,318                 62,495               62,495              100,000
18.............................        50,427                 70,698               70,698              100,000
19.............................        54,740                 79,798               79,798              100,000
20.............................        59,270                 89,880               89,880              109,654
21.............................        64,026                101,019              101,019              121,223
22.............................        69,020                113,320              113,320              134,851
23.............................        74,263                126,903              126,903              149,745
24.............................        79,769                141,901              141,901              166,024
25.............................        85,550                158,463              158,463              183,817
26.............................        91,620                176,747              176,747              203,259
27.............................        97,993                196,956              196,956              222,560
28.............................       104,685                219,295              219,295              243,417
29.............................       111,712                243,998              243,998              265,958
30.............................       119,090                271,328              271,328              290,321
-----------------------------------------------------------------------------------------------------------------

 *  In the absence of additional premium, the Policy would lapse

(1) Assumes that no policy loans have been made and no withdrawals have been made.

(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                       FEMALE AGE 45 PREFERRED NON-SMOKER

$3,716 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
INCREASING DEATH BENEFIT OPTION
USING GUARANTEED COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 0%

-----------------------------------------------------------------------------------------------------------------
                                PREMIUMS ACCUMULATED
                                   AT 5% INTEREST
END OF POLICY YEAR                    PER YEAR             POLICY VALUE       SURRENDER VALUE       DEATH BENEFIT
-----------------------------------------------------------------------------------------------------------------
1..............................         3,902                  2,886               2,114               102,886
2..............................         7,998                  5,937               4,901               105,937
3..............................        12,300                  8,912               7,612               108,912
4..............................        16,816                 11,810              10,510               111,810
5..............................        21,559                 14,630              13,330               114,630
6..............................        26,538                 17,372              16,072               117,372
7..............................        31,767                 20,033              18,993               120,033
8..............................        37,257                 22,612              21,702               122,612
9..............................        43,021                 25,104              24,324               125,104
10.............................        49,074                 27,510              26,860               127,510
11.............................        55,429                 29,980              29,460               129,980
12.............................        62,102                 32,372              31,982               132,372
13.............................        69,109                 34,686              34,426               134,686
14.............................        76,466                 36,925              36,795               136,925
15.............................        84,190                 39,087              39,087               139,087
16.............................        92,302                 41,165              41,165               141,165
17.............................       100,818                 43,151              43,151               143,151
18.............................       109,761                 45,029              45,029               145,029
19.............................       119,150                 46,780              46,780               146,780
20.............................       129,009                 48,386              48,386               148,386
21.............................       139,362                 49,840              49,840               149,840
22.............................       150,231                 51,133              51,133               151,133
23.............................       161,644                 52,267              52,267               152,267
24.............................       173,628                 53,241              53,241               153,241
25.............................       186,211                 54,049              54,049               154,049
26.............................       199,423                 54,669              54,669               154,669
27.............................       213,296                 55,068              55,068               155,068
28.............................       227,862                 55,199              55,199               155,199
29.............................       243,157                 55,007              55,007               155,007
30.............................       259,216                 54,441              54,441               154,441
-----------------------------------------------------------------------------------------------------------------

 *  In the absence of additional premium, the Policy would lapse

(1) Assumes that no policy loans have been made and no withdrawals have been made.

(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                       FEMALE AGE 45 PREFERRED NON-SMOKER

$3,716 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
INCREASING DEATH BENEFIT OPTION
USING GUARANTEED COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 6%

------------------------------------------------------------------------------------------------------------------
                                PREMIUMS ACCUMULATED
                                   AT 5% INTEREST
END OF POLICY YEAR                    PER YEAR             POLICY VALUE       SURRENDER VALUE       DEATH BENEFIT
------------------------------------------------------------------------------------------------------------------
1..............................         3,902                  3,077                2,305              103,077
2..............................         7,998                  6,507                5,471              106,507
3..............................        12,300                 10,057                8,757              110,057
4..............................        16,816                 13,729               12,429              113,729
5..............................        21,559                 17,528               16,228              117,528
6..............................        26,538                 21,455               20,155              121,455
7..............................        31,767                 25,513               24,473              125,513
8..............................        37,257                 29,704               28,794              129,704
9..............................        43,021                 34,027               33,247              134,027
10.............................        49,074                 38,486               37,836              138,486
11.............................        55,429                 43,298               42,778              143,298
12.............................        62,102                 48,286               47,896              148,286
13.............................        69,109                 53,456               53,196              153,456
14.............................        76,466                 58,821               58,691              158,821
15.............................        84,190                 64,386               64,386              164,386
16.............................        92,302                 70,151               70,151              170,151
17.............................       100,818                 76,117               76,117              176,117
18.............................       109,761                 82,274               82,274              182,274
19.............................       119,150                 88,611               88,611              188,611
20.............................       129,009                 95,116               95,116              195,116
21.............................       139,362                101,787              101,787              201,787
22.............................       150,231                108,622              108,622              208,622
23.............................       161,644                115,626              115,626              215,626
24.............................       173,628                122,805              122,805              222,805
25.............................       186,211                130,158              130,158              230,158
26.............................       199,423                137,668              137,668              237,668
27.............................       213,296                145,308              145,308              245,308
28.............................       227,862                153,030              153,030              253,030
29.............................       243,157                160,780              160,780              260,780
30.............................       259,216                168,500              168,500              268,500
------------------------------------------------------------------------------------------------------------------

 *  In the absence of additional premium, the Policy would lapse

(1) Assumes that no policy loans have been made and no withdrawals have been made.

(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                       FEMALE AGE 45 PREFERRED NON-SMOKER

$3,716 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
INCREASING DEATH BENEFIT OPTION
USING GUARANTEED COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 12%

-----------------------------------------------------------------------------------------------------------------
                                PREMIUMS ACCUMULATED
                                   AT 5% INTEREST
END OF POLICY YEAR                    PER YEAR             POLICY VALUE       SURRENDER VALUE       DEATH BENEFIT
-----------------------------------------------------------------------------------------------------------------
1..............................         3,902                  3,269                2,497              103,269
2..............................         7,998                  7,101                6,065              107,101
3..............................        12,300                 11,295                9,995              111,295
4..............................        16,816                 15,888               14,588              115,888
5..............................        21,559                 20,918               19,618              120,918
6..............................        26,538                 26,426               25,126              126,426
7..............................        31,767                 32,456               31,416              132,456
8..............................        37,257                 39,058               38,148              139,058
9..............................        43,021                 46,284               45,504              146,284
10.............................        49,074                 54,195               53,545              154,195
11.............................        55,429                 63,161               62,641              163,161
12.............................        62,102                 73,029               72,639              173,029
13.............................        69,109                 83,894               83,634              183,894
14.............................        76,466                 95,863               95,733              195,863
15.............................        84,190                109,051              109,051              209,051
16.............................        92,302                123,578              123,578              223,578
17.............................       100,818                139,575              139,575              239,575
18.............................       109,761                157,182              157,182              257,182
19.............................       119,150                176,545              176,545              276,545
20.............................       129,009                197,832              197,832              297,832
21.............................       139,362                221,235              221,235              321,235
22.............................       150,231                246,970              246,970              346,970
23.............................       161,644                275,280              275,280              375,280
24.............................       173,628                306,439              306,439              406,439
25.............................       186,211                340,737              340,737              440,737
26.............................       199,423                378,483              378,483              478,483
27.............................       213,296                420,006              420,006              520,006
28.............................       227,862                465,654              465,654              565,654
29.............................       243,157                515,804              515,804              615,804
30.............................       259,216                570,875              570,875              670,875
-----------------------------------------------------------------------------------------------------------------

 *  In the absence of additional premium, the Policy would lapse

(1) Assumes that no policy loans have been made and no withdrawals have been made.

(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                       FEMALE AGE 45 PREFERRED NON-SMOKER

$3,716 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
INCREASING DEATH BENEFIT OPTION
USING CURRENT COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 0%

-----------------------------------------------------------------------------------------------------------------
                                PREMIUMS ACCUMULATED
                                   AT 5% INTEREST
END OF POLICY YEAR                    PER YEAR             POLICY VALUE       SURRENDER VALUE       DEATH BENEFIT
-----------------------------------------------------------------------------------------------------------------
1..............................         3,902                  3,058               2,286               103,058
2..............................         7,998                  6,266               5,230               106,266
3..............................        12,300                  9,390               8,090               109,390
4..............................        16,816                 12,436              11,136               112,436
5..............................        21,559                 15,415              14,115               115,415
6..............................        26,538                 18,328              17,028               118,328
7..............................        31,767                 21,171              20,131               121,171
8..............................        37,257                 23,955              23,045               123,955
9..............................        43,021                 26,681              25,901               126,681
10.............................        49,074                 29,348              28,698               129,348
11.............................        55,429                 32,119              31,599               132,119
12.............................        62,102                 34,845              34,455               134,845
13.............................        69,109                 37,530              37,270               137,530
14.............................        76,466                 40,157              40,027               140,157
15.............................        84,190                 42,749              42,749               142,749
16.............................        92,302                 45,279              45,279               145,279
17.............................       100,818                 47,743              47,743               147,743
18.............................       109,761                 50,134              50,134               150,134
19.............................       119,150                 52,457              52,457               152,457
20.............................       129,009                 54,709              54,709               154,709
21.............................       139,362                 56,881              56,881               156,881
22.............................       150,231                 58,974              58,974               158,974
23.............................       161,644                 60,978              60,978               160,978
24.............................       173,628                 62,895              62,895               162,895
25.............................       186,211                 64,719              64,719               164,719
26.............................       199,423                 66,434              66,434               166,434
27.............................       213,296                 68,044              68,044               168,044
28.............................       227,862                 69,525              69,525               169,525
29.............................       243,157                 70,874              70,874               170,874
30.............................       259,216                 72,060              72,060               172,060
-----------------------------------------------------------------------------------------------------------------

 *  In the absence of additional premium, the Policy would lapse

(1) Assumes that no policy loans have been made and no withdrawals have been made.

(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                       FEMALE AGE 45 PREFERRED NON-SMOKER

$3,716 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
INCREASING DEATH BENEFIT OPTION
USING CURRENT COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 6%

-----------------------------------------------------------------------------------------------------------------
                                PREMIUMS ACCUMULATED
                                   AT 5% INTEREST
END OF POLICY YEAR                    PER YEAR             POLICY VALUE       SURRENDER VALUE       DEATH BENEFIT
-----------------------------------------------------------------------------------------------------------------
1..............................         3,902                  3,256                2,484              103,256
2..............................         7,998                  6,857                5,821              106,857
3..............................        12,300                 10,582                9,282              110,582
4..............................        16,816                 14,438               13,138              114,438
5..............................        21,559                 18,441               17,141              118,441
6..............................        26,538                 22,598               21,298              122,598
7..............................        31,767                 26,909               25,869              126,909
8..............................        37,257                 31,391               30,481              131,391
9..............................        43,021                 36,049               35,269              136,049
10.............................        49,074                 40,892               40,242              140,892
11.............................        55,429                 46,150               45,630              146,150
12.............................        62,102                 51,645               51,255              151,645
13.............................        69,109                 57,388               57,128              157,388
14.............................        76,466                 63,375               63,245              163,375
15.............................        84,190                 69,638               69,638              169,638
16.............................        92,302                 76,163               76,163              176,163
17.............................       100,818                 82,956               82,956              182,956
18.............................       109,761                 90,024               90,024              190,024
19.............................       119,150                 97,380               97,380              197,380
20.............................       129,009                105,035              105,035              205,035
21.............................       139,362                112,993              112,993              212,993
22.............................       150,231                121,267              121,267              221,267
23.............................       161,644                129,861              129,861              229,861
24.............................       173,628                138,790              138,790              238,790
25.............................       186,211                148,064              148,064              248,064
26.............................       199,423                157,678              157,678              257,678
27.............................       213,296                167,652              167,652              267,652
28.............................       227,862                177,977              177,977              277,977
29.............................       243,157                188,664              188,664              288,664
30.............................       259,216                199,695              199,695              299,695
-----------------------------------------------------------------------------------------------------------------

 *  In the absence of additional premium, the Policy would lapse

(1) Assumes that no policy loans have been made and no withdrawals have been made.

(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                         ILLUSTRATION OF POLICY VALUES
                      VALLEY FORGE LIFE INSURANCE COMPANY
                       FEMALE AGE 45 PREFERRED NON-SMOKER

$3,716 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
INCREASING DEATH BENEFIT OPTION
USING CURRENT COST OF INSURANCE
HYPOTHETICAL GROSS INVESTMENT RETURN OF 12%

-----------------------------------------------------------------------------------------------------------------
                                PREMIUMS ACCUMULATED
                                   AT 5% INTEREST
END OF POLICY YEAR                    PER YEAR             POLICY VALUE       SURRENDER VALUE       DEATH BENEFIT
-----------------------------------------------------------------------------------------------------------------
1..............................         3,902                  3,453                2,681              103,453
2..............................         7,998                  7,472                6,436              107,472
3..............................        12,300                 11,870               10,570              111,870
4..............................        16,816                 16,688               15,388              116,688
5..............................        21,559                 21,979               20,679              121,979
6..............................        26,538                 27,791               26,491              127,791
7..............................        31,767                 34,171               33,131              134,171
8..............................        37,257                 41,187               40,277              141,187
9..............................        43,021                 48,901               48,121              148,901
10.............................        49,074                 57,384               56,734              157,384
11.............................        55,429                 67,034               66,514              167,034
12.............................        62,102                 77,699               77,309              177,699
13.............................        69,109                 89,489               89,229              189,489
14.............................        76,466                102,504              102,374              202,504
15.............................        84,190                116,897              116,897              216,897
16.............................        92,302                132,787              132,787              232,787
17.............................       100,818                150,327              150,327              250,327
18.............................       109,761                169,683              169,683              269,683
19.............................       119,150                191,050              191,050              291,050
20.............................       129,009                214,639              214,639              314,639
21.............................       139,362                240,673              240,673              340,673
22.............................       150,231                269,413              269,413              369,413
23.............................       161,644                301,134              301,134              401,134
24.............................       173,628                336,150              336,150              436,150
25.............................       186,211                374,806              374,806              474,806
26.............................       199,423                417,468              417,468              517,468
27.............................       213,296                464,562              464,562              564,562
28.............................       227,862                516,533              516,533              616,533
29.............................       243,157                573,893              573,893              673,893
30.............................       259,216                637,178              637,178              737,178
-----------------------------------------------------------------------------------------------------------------

 *  In the absence of additional premium, the Policy would lapse

(1) Assumes that no policy loans have been made and no withdrawals have been made.

(2) Assumes that planned premium is paid in the beginning of each year. Values would be different if premiums are paid with a different frequency or in different amounts.

     THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF YEARS.

                                    APPENDIX

                     EXAMPLES OF DEATH BENEFIT COMPUTATIONS
                             UNDER OPTIONS 1 AND 2

     EXAMPLES OF OPTION 1. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Loan Amount. Under Option 1, a Policy with a $100,000 Specified Amount will generally pay $100,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250% of the Policy Value, any time that the Policy Value exceeds $40,000, the Death Benefit will exceed the $100,000 Specified Amount. Each additional dollar of Policy Value above $40,000 will increase the Death Benefit by $2.50. A Policy with a $100,000 Specified Amount and a Policy Value of $60,000 will provide Death Benefit of $150,000 ($60,000 X 250%); a Policy Value of $80,000 will provide a Death Benefit of $200,000 ($80,000 X 250%); a Policy Value of $100,000 will provide a Death Benefit of $250,000 ($100,000 X 250%).

     Similarly, as long as Policy Value exceeds $40,000, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $50,000 to $40,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $125,000 to $100,000. If at any time, however, the Policy Value multiplied by the applicable percentage is less than the Specified Amount, the Death Benefit will equal the current Specified Amount of the Policy.

     The applicable Policy Value percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the Policy Value percentage would be 185%. The Death Benefit would not exceed the $100,000 Specified Amount unless the Policy Value exceeded approximately $54,054 (rather than $40,000), and each dollar then added to or taken from the Policy Value would change the Death Benefit by $1.85 (rather than $2.50).

     EXAMPLES OF OPTION 2. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Loan Amount. Under Option 2, a Policy with a Specified Amount of $100,000 will generally provide a Death Benefit of $100,000 plus Policy Value. Thus, for example, a Policy with a Policy Value of $10,000 will have a Death Benefit of $110,000 ($100,000 + $10,000); a Policy Value of $20,000 will provide a Death
Benefit of $120,000 ($110,000 + $20,000). The Death Benefit, however, must be at least 250% of the Policy Value. As a result, if the Policy Value exceeds $66,667, the Death Benefit will be greater than the Specified Amount plus Policy Value. Each additional dollar of Policy Value above $66,667 will increase the Death Benefit by $2.50. A Policy with a Specified Amount of $100,000 and a Policy Value of $80,000 will provide a Death Benefit of $200,000 ($80,000 X 250%); a Policy Value of $120,000 will provide a Death Benefit of $300,000 ($120,000 X 250%).

     Similarly, any time Policy Value exceeds $66,667, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $80,000 to $70,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $200,000 to $175,000. If at any time, however, Policy Value multiplied by the applicable percentage is less than the Specified Amount plus the Policy Value, then the Death Benefit will be the current Specified Amount plus the Policy Value.

     The applicable Policy Value percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the Policy Value percentage would be 185%. The amount of the Death Benefit would be the sum of the Policy Value plus $100,000 unless the Policy Value exceeded $117,647 (rather than $66,667), and each dollar then added to or taken from the Policy Value would change the Death Benefit by $1.85 (rather than $2.50).

                       TABLE OF POLICY VALUE PERCENTAGES

----------------------------------------------------------------------------------------------------
ATTAINED                 ATTAINED                  ATTAINED                  ATTAINED
  AGE       PERCENTAGE     AGE       PERCENTAGE      AGE       PERCENTAGE      AGE       PERCENTAGE
----------------------------------------------------------------------------------------------------
 0-40          250%       50            185%        60            130%         70           115%
  41           243%       51            178%        61            128%         71           113%
  42           236%       52            171%        62            126%         72           111%
  43           229%       53            164%        63            124%         73           109%
  44           222%       54            157%        64            122%         74           107%
  45           215%       55            150%        65            120%       75-90          105%
  46           209%       56            146%        66            119%         91           104%
  47           203%       57            142%        67            118%         92           103%
  48           197%       58            138%        68            117%         93           102%
  49           191%       59            134%        69            116%         94           101%
----------------------------------------------------------------------------------------------------

                                   Part II


                         UNDERTAKING TO FILE REPORTS


     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission (the "Commission") such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING


     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The registrant has no officers, directors or employees. The depositor and the registrant do not indemnify the officers, directors of employees of the depositor. CNA-Financial Corporation, ("CNAFC") a parent of the depositor, indemnifies the depositor's officers, directors and employees in their capacity as such. Most of the depositor's officers, directors and employees are also officers, directors and/or employees of CNAFC.

     CNAFC indemnifies any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of CNAFC) by reason of the fact that he is or was a director, officer, employee or agent of CNAFC, or was serving at the request of CNAFC as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of CNAFC, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

     CNAFC indemnifies any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of CNAFC to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of CNAFC, or was serving at the request of CNAFC as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of CNAFC. No indemnification is made, however, in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to CNAFC unless and only to the extent that a court determines that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court deems proper.

          To the extent that any person referred to above is successful on the merits or otherwise in defense of any action, suit or proceeding referred to above, or in defense of any claim, issue or matter, therein, CNAFC will indemnify such person against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith. CNAFC may advance to such a person, expenses incurred in defending a civil or criminal action, suit or proceeding as authorized by CNAFC's board of directors upon receipt of an undertaking by (or on behalf of) such person to repay the amount advanced unless it is ultimately determined that he is entitled to be indemnified.

          Indemnification and advancement of expenses described above (unless pursuant to a court order) is only made as authorized in the specific case upon a determination that such indemnification or advancement of expenses is proper in the circumstances because he has met the applicable standard of conduct. Such determination must be made by a majority vote of a quorum of CNAFC's board of directors who are not parties to the action, suit or proceeding or by independent legal counsel in a written opinion or by CNAFC's stockholders.



Section 26(e)(2)(A) Representation

          Valley Forge Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Valley Forge Life Insurance Company.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

        The facing sheet.

        The prospectus consisting of 84 pages.


        Undertaking to file reports.
        Rule 484 undertaking.
        Representations pursuant to Section 26(e)(2)(A)
        The signatures.
        Written consents.


        The following exhibits, corresponding to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

        1.

                A.

                (1) Resolution of the Board of Directors of Valley Forge Life Insurance Company (the "Company") establishing Valley Forge Life Insurance Company Variable Life Separate Account (the "Variable Account")***

                (2)     Copy of Agreement for Lockbox Services*
                (3)     (a)     Not Applicable

                        (b) Form of underwriting/distribution agreement between the Company and CNA Investor Services, Inc.****


                        (c)     Schedule of Sales Commissions****

                (4)     Not applicable

                (5)     (a)     Specimen Individual Flexible Premium
                                Variable and Fixed Life Insurance Policy
                                (the "Policy")**


                        (b)     Form of Waiver of Monthly Deduction Rider**


                        (c)     Form of Term Insurance on Spouse Rider**


                        (d)     Form of Term Insurance on Children Rider**

     (6)     (a)     Amended and restated Articles of Incorporation of the
                     Company***

             (b)     By-laws of the Company***

     (7)     Not applicable


     (8)     (a)     Form of participation agreement between The Alger American
                     Fund and the Company*
             (b)     Form of participation agreement between Variable Insurance
                     Products Fund and the Company*
             (c)     Form of participation agreement between Variable Insurance
                     Products Fund II and the Company*
             (d)     Form of participation agreement between MFS Variable
                     Insurance Trust and the Company*
             (e)     Form of participation agreement between SoGen Variable
                     Funds, Inc. and the Company*
             (f)     Form of participation agreement between Van Eck Worldwide
                     Insurance Trust and the Company*
             (g)     Form of participation agreement between Insurance
                     Management Series and the Company*

     (9)     Not applicable

     (10)    Policy Application****
     (11)    Description of issuance, transfer and redemption procedures****


     B.      Not applicable

     C.      Not applicable

2.   Opinion and Consent of Lynne Gugenheim, Esquire

3.   Not applicable

4.   Not applicable


5.   Financial Data Schedule


6. Opinion and consent of Rodney Haviland, F.S.A. as to actuarial matters pertaining to the securities being registered


7.   (a)     Consent of Deloitte & Touche LLP
     (b)     Consent of Sutherland, Asbill & Brennan, LLP


----------------------


* Incorporated by reference to the Form N-4 Registration Statement filed with the Securities and Exchange Commission on September 4, 1996
     (File No. 333-1087).



** Incorporated herein by reference to the registrant's initial filing of Form S-6 on March 25, 1996 (File No. 333-01949).



*** Incorporated by reference to the N-4 Registration Statement filed with the Securities and Exchange Commission on February 20, 1996 (File No. 333-1087)

**** Incorporated by reference to the registrant's Pre-effective Amendment
     No.1 filing on Form S-6 on September 4, 1996 (File No. 333-01949).

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, Valley Forge Life Insurance Company Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Chicago, State of Illinois, on this 29th day of April, 1998.


                                VALLEY FORGE LIFE INSURANCE COMPANY VARIABLE
                                  LIFE SEPARATE ACCOUNT
                              (Registrant)

                                VALLEY FORGE LIFE INSURANCE COMPANY
                              (Depositor)


Attest:                                         BY:
        ---------------------                       --------------------



Pursuant to the requirements of the Securities Act of 1933, Valley Forge Life Insurance Company has duly caused this registration statement to be signed on its behalf by the undersigned persons in their capacities with Valley Forge Insurance company thereunto authorized, and its seal to be hereunto affixed and attested, all in the City of Chicago, State of Illinois, this 29th day of April, 1998.



Attest:  S/MARY A. RIBIKAWSKIS              BY: S/W. JAMES MACGINNITIE
         ---------------------                  -------------------------------
         Mary A. Ribikawskis                    W. James MacGinnitie
         Assistant Secretary                    Senior Vice President
                                                Chief Financial Officer,
                                                Director



     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.



PRINCIPAL OFFICERS

Signature                     Title                         Date
-----------------------       -------------------          -------------------


-----------------------      Chairman of the Board,          April 29, 1998
Dennis H. Chookaszian        Chief Executive Officer
                             Director


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on this 29th day of April, 1998

                                           VALLEY FORGE LIFE INSURANCE COMPANY
                                                        (Registrant)

Attest:  /s/ JONATHAN D. KANTOR                By:  /s/ W. JAMES. MACGINNITIE
         ------------------                         ----------------------
         Jonathan D. Kantor                         W. JAMES. MACGINNITIE
         Senior Vice President,                     Senior Vice President,
         Secretary and General                      Chief Financial Officer,
         Counsel, Director                          Director

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                        Title                                   Date
--------------------------       ------------------------               --------------------

/s/ DENNIS H. CHOOKASZIAN        Chairman of the Board,                  April 29, 1998
----------------------------     Chief Executive Officer
Dennis H. Chookaszian

/s/ PHILIP L. ENGEL              President, Director                     April 29, 1998
----------------------------
Philip L. Engel

/s/ MICHAEL C. GARNER            Senior Vice President,                  April 29, 1998
----------------------------     Director
Michael C. Garner

/s/ BERNARD L. HENGESBAUGH       Executive Vice President,               April 29, 1998
----------------------------     Chief Operating Officer
Bernard L. Hengesbaugh

/s/ JONATHAN D. KANTOR           Senior Vice President, Secretary,       April 29, 1998
----------------------------     General Counsel,
Jonathan D. Kantor               Director


/s/ PATRICIA L. KUBERA           Group Vice President,                   April 29, 1998
----------------------           Controller, Director
Patricia L. Kubera


/s/W. JAMES MACGINNITIE          Senior Vice President,                  April 29, 1998
-------------------------        Chief Financial Officer,
W. James MacGinnitie             Director


/s/WILLIAM H. SHARKEY, JR.       Senior Vice President,                  April 29, 1998
-------------------------        Director
William H. Sharkey, Jr.





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